UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03327

MFS SERIES TRUST XIII

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: The last day of February.

Date of reporting period: February 28, 2013*

* EXPLANATORY NOTE - The Registrant is filing this amendment to its Form N-CSR for the fiscal year ended February 28, 2013, originally filed with the Securities and Exchange Commission on May 2, 2013 (Accession Number 0001193125-13-194677) to amend and restate the financial statements included in the annual report to shareholders of the MFS Global Real Estate Fund (“Global Real Estate Fund”), a series of the Registrant. The purpose of the modification of the Global Real Estate Fund’s financial statements is to correct the erroneous reclassification of a corporate action as a return of capital. The correction of the error resulted in an increase in dividend income and costs of investments and a reduction in unrealized gain on investments over previously reported amounts. The Statement of Assets and Liabilities, Portfolio of Investments, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights in the Global Real Estate Fund’s financial statements have all been amended to correct the error, and a note entitled “Correction Information” has been added to the financial statements as Note 8 to the Notes to Financial Statements to provide further information about the error and the information being corrected. Other than the information described in Note 8 to the Notes to Financial Statements, no other information, including reported investments at value, net assets, changes in net assets from operations, annual total return or net asset value per share, in the Global Real Estate Fund’s financial statements has been changed or requires correction for the error. Other than the aforementioned amendment to the financial statements included in the Global Real Estate Fund’s annual report to shareholders, this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR, or otherwise modify or update the disclosures therein in any way.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

February 28, 2013

MFS® GLOBAL REAL ESTATE FUND

GRE-ANN

MFS® GLOBAL REAL ESTATE FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

Global financial markets began 2013 with greater optimism. U.S. and Asian economic trends have turned more positive. Europe continues to struggle through its economic slump. However, even there, sentiment has improved. The U.S. Congress averted its year-end fiscal cliff, but a degree of uncertainty remains regarding upcoming negotiations over spending cuts and the debt ceiling. The U.S. Federal Reserve Board is continuing its accommodative monetary easing, while the U.S. housing and job markets have made steady gains. Corporate profits have been resilient, and investors have demonstrated increased tolerance for risk.

Overseas, the eurozone remains in a broad contraction, with economic output receding in France as well as Italy and Spain.

However, large-scale early repayments of European Central Bank loans by banks and Germany’s strong rebound in manufacturing activity are encouraging signs. In Asia, both China and Japan appear to be in the early stages of a turnaround. China’s economic activity has picked up from last year’s relative slowdown, and Japan’s sharp devaluation of the yen, an important anti-deflationary measure, seems to be having its desired impact: Japanese stocks have soared, corporate profits are rising and confidence is returning among consumers, businesses and investors.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We also remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

April 12, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Simon Property Group, Inc., REIT	4.5%
Hang Lung Properties Ltd.	3.8%
Public Storage, Inc., REIT	3.8%
Mitsubishi Estate Co. Ltd.	3.6%
Mitsui Fudosan Co. Ltd.	3.6%
Stockland, IEU	3.0%
Link, REIT	2.8%
Unibail-Rodamco	2.8%
Corio N.V., REIT	2.8%
Westfield Group, REIT	2.7%

Equity industries
Real Estate	97.1%
Telecommunications-wireless	0.3%

Issuer country weightings (x)
United States	48.6%
Japan	11.9%
Hong Kong	9.8%
Australia	7.5%
United Kingdom	5.6%
Singapore	3.6%
France	2.8%
Netherlands	2.8%
Austria	2.4%
Other Countries	5.0%

Currency exposure weightings (y)
United States Dollar	48.6%
Japanese Yen	11.9%
Euro	9.9%
Hong Kong Dollar	9.8%
Australian Dollar	7.5%
British Pound Sterling	5.6%
Singapore Dollar	3.6%
Brazilian Real	1.7%
Canadian Dollar	1.0%
Other Currencies	0.4%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 2/28/13.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended February 28, 2013, Class A shares of the MFS Global Real Estate Fund (“fund”) provided a total return of 20.15%, at net asset value. This compares with a return of 19.83% for the fund’s benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index (“FTSE Index”).

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the U.S. budget sequester, combined with the uncertainty surrounding the Italian election results, inserted a greater degree of caution as the reporting period ended.

Contributors to Performance

Stock selection in real estate investments located in the United States was a primary factor that contributed to performance relative to the FTSE Index. The fund’s holdings of Medical Properties Trust (United States), and Weyerhaeuser  (b) (United States), and the timing of ownership in shares of Dupont Fabros Technology (h) (United States) were among the largest contributors in the U.S. market. Additionally, the fund’s avoidance of weak-performing Equity Residential (United States) was another positive factor for relative results.

A combination of the fund’s security selection and underweight allocation to real estate investments in Canada benefited relative results as Canadian real estate generally underperformed the benchmark. The fund’s holding of Primaris Retail Real Estate (h) (Canada) was the largest relative contributor in the Canadian market.

3

Management Review – continued

An overweight allocation and stock selection in Japanese real estate investments supported relative returns as the Japanese real estate market posted strong performance relative to the benchmark. The fund’s holdings of Mitsubishi Estate Company (Japan), Mitsui Fudosan (Japan), and NTT Urban Development Corporation (Japan) helped bolster relative returns.

The fund’s overweight allocation to real estate investments in Austria also boosted relative performance as the Austrian real estate market outpaced the Index. The fund’s holdings of Atrium European Real Estate (b) (Austria) benefited relative performance.

Elsewhere, the fund’s holdings in Link REIT (Hong Kong) supported relative returns as this security posted solid performance during the period relative to the benchmark.

Detractors from Performance

A combination of the fund’s underweight allocations and stock selection in real estate investments in Singapore and Hong Kong held back relative performance. The timing of the fund’s ownership in shares of CapitaLand (h) (Singapore) negatively affected relative results. The fund’s holdings of Sun Hung Kai Properties (Hong Kong), and not holding shares of Hongkong Land (Hong Kong) also hampered relative returns.

Elsewhere, the fund’s holdings of AvalonBay Community (United States), BR Malls Participacoes (Brazil), Vornado Realty Trust (United States), Corio (Netherlands), and Alexandria Real Estate Equities (United States) were among the fund’s largest detractors from relative performance during the period. Additionally, not holding strong-performing Health Care Properties (United States) and Sumitomo Realty & Development (Japan) hindered relative returns.

Respectfully,

Richard Gable
Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 2/28/13

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

5

Performance Summary – continued

Total Returns through 2/28/13

Average annual without sales charge

Share class	Class inception date	1-yr	Life (t)
A	3/11/09	20.15%	29.43%
I	3/11/09	20.42%	29.75%
R5	7/02/12	N/A	16.48%
Comparative benchmark
FTSE EPRA/NAREIT Developed Real Estate Index (f)		19.83%	32.04%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		13.24%	27.52%

Class I and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)

Periods less than one year are actual, not annualized.

Benchmark Definition

FTSE EPRA/NAREIT Developed Real Estate Index – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

September 1, 2012 through February 28, 2013

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2012 through February 28, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 9/01/12	Ending Account Value 2/28/13	Expenses Paid During Period (p) 9/01/12-2/28/13
A	Actual	1.23%	$1,000.00	$1,124.20	$6.48
	Hypothetical (h)	1.23%	$1,000.00	$1,018.70	$6.16
I	Actual	0.98%	$1,000.00	$1,125.51	$5.16
	Hypothetical (h)	0.98%	$1,000.00	$1,019.93	$4.91
R5	Actual	0.98%	$1,000.00	$1,125.51	$5.16
	Hypothetical (h)	0.98%	$1,000.00	$1,019.93	$4.91

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

8

PORTFOLIO OF INVESTMENTS

2/28/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.4%
Issuer	Shares/Par	Value ($)
Real Estate - 97.1%
Advance Residence Investment Corp., REIT	1,365	$2,899,649
Alexandria Real Estate Equities, Inc., REIT	63,758	4,535,744
Ascendas India Trust, IEU	8,461,000	5,697,121
Atrium European Real Estate Ltd.	1,237,540	7,420,771
AvalonBay Communities, Inc., REIT	47,610	5,943,156
Big Yellow Group PLC, REIT	902,510	5,112,417
BioMed Realty Trust, Inc., REIT	230,133	4,860,409
Boston Properties, Inc., REIT	46,253	4,804,762
BR Malls Participacoes S.A.	211,371	2,733,706
British Land Co. PLC, REIT	467,348	4,014,415
CFS Retail Property Trust Group, REIT	2,558,563	5,452,115
Corio N.V., REIT	181,295	8,342,468
Corporate Office Properties Trust, REIT	103,040	2,665,645
DDR Corp., REIT	198,610	3,429,995
Derwent London PLC, REIT	81,181	2,709,898
Digital Realty Trust, Inc., REIT	40,141	2,688,644
EastGroup Properties, Inc., REIT	98,790	5,612,260
EPR Properties, REIT	62,035	3,026,688
Equity Lifestyle Properties, Inc., REIT	83,246	6,134,398
Federal Realty Investment Trust, REIT	36,275	3,852,768
Global Logistic Properties Ltd.	2,543,901	5,183,989
Granite, REIT	79,770	3,073,997
GSW Immobilien AG	80,124	3,193,094
Hang Lung Properties Ltd.	3,007,256	11,651,973
Henderson Land Development Co. Ltd.	641,418	4,461,873
Home Properties, Inc., REIT	76,793	4,793,419
Host Hotels & Resorts, Inc., REIT	365,356	6,090,485
Kenedix Realty Investment Corp., REIT	1,225	5,048,549
LEG Immobilien AG (a)	8,070	463,258
Link, REIT	1,615,405	8,633,573
Macquarie Mexico Real Estate S.A. de C.V., REIT (a)	638,400	1,446,391
Medical Properties Trust, Inc., REIT	369,983	5,372,153
Mid-America Apartment Communities, Inc., REIT	89,851	6,239,253
Mitsubishi Estate Co. Ltd.	439,135	10,944,027
Mitsui Fudosan Co. Ltd.	429,274	10,920,575
Multiplan Empreendimentos Imobiliarios S.A.	82,000	2,346,822
National Health Investors, Inc., REIT	64,230	4,162,104
National Retail Properties, Inc., REIT	125,080	4,309,006
NTT Urban Development Corp.	6,248	6,363,267

9

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Real Estate - continued
Plum Creek Timber Co. Inc., REIT	126,684	$6,144,174
Public Storage, Inc., REIT	76,062	11,501,335
Retail Opportunity Investment Corp., REIT	231,480	2,988,407
SEGRO PLC, REIT	1,330,334	5,164,531
Simon Property Group, Inc., REIT	85,549	13,590,314
Spirit Realty Capital, Inc., REIT	99,740	1,986,821
Stockland, IEU	2,353,095	9,022,358
Sun Hung Kai Properties Ltd.	312,661	4,837,707
TAG Immobilien AG	168,630	1,995,923
Tanger Factory Outlet Centers, Inc., REIT	137,772	4,861,974
Unibail-Rodamco	37,129	8,575,643
Ventas, Inc., REIT	97,003	6,865,872
Vornado Realty Trust, REIT	92,663	7,432,499
Westfield Group, REIT	713,101	8,133,291
Weyerhaeuser Co., REIT	158,489	4,661,161

		$294,396,847
Telecommunications - Wireless - 0.3%
American Tower Corp., REIT	14,140	$1,097,264
Total Common Stocks (Identified Cost, $215,640,330)		$295,494,111

Money Market Funds - 1.4%
MFS Institutional Money Market Portfolio, 0.13%, at Cost and Net Asset Value (v)	4,064,702	$4,064,702
Total Investments (Identified Cost, $219,705,032)		$299,558,813

Other Assets, Less Liabilities - 1.2%		3,736,826
Net Assets - 100.0%		$303,295,639

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

IEU	International Equity Unit
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

10

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 2/28/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $215,640,330)	$295,494,111
Underlying affiliated funds, at cost and value	4,064,702
Total investments, at value (identified cost, $219,705,032)	$299,558,813
Foreign currency, at value (identified cost, $587,517)	582,107
Receivables for
Investments sold	259,302
Fund shares sold	7,080,705
Interest and dividends	177,456
Other assets	2,157
Total assets	$307,660,540
Liabilities
Payables for
Investments purchased	$4,038,422
Fund shares reacquired	237,291
Payable to affiliates
Investment adviser	14,949
Shareholder servicing costs	71
Distribution and service fees	4
Payable for independent Trustees’ compensation	5
Accrued expenses and other liabilities	74,159
Total liabilities	$4,364,901
Net assets	$303,295,639
Net assets consist of
Paid-in capital	$229,077,616
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	79,846,133
Accumulated distributions in excess of net realized gain on investments and foreign currency	(9,020,051)
Undistributed net investment income	3,391,941
Net assets	$303,295,639
Shares of beneficial interest outstanding	20,051,649

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$278,791	18,444	$15.12
Class I	116,562	7,706	15.13
Class R5	302,900,286	20,025,499	15.13

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $16.04 [100 / 94.25 x $15.12]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A shares. Redemption price per share was equal to the net asset value per share for Classes I and R5.

See Notes to Financial Statements

11

Financial Statements

STATEMENT OF OPERATIONS

Year ended 2/28/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$8,321,993
Dividends from underlying affiliated funds	7,339
Foreign taxes withheld	(304,228)
Total investment income	$8,025,104
Expenses
Management fee	$2,354,422
Distribution and service fees	624
Shareholder servicing costs	224
Administrative services fee	46,443
Independent Trustees’ compensation	10,272
Custodian fee	58,300
Shareholder communications	6,277
Audit and tax fees	54,536
Legal fees	3,389
Miscellaneous	26,700
Total expenses	$2,561,187
Fees paid indirectly	(8)
Reduction of expenses by investment adviser	(851)
Net expenses	$2,560,328
Net investment income	$5,464,776
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$15,430,322
Foreign currency	(43,363)
Net realized gain (loss) on investments and foreign currency	$15,386,959
Change in unrealized appreciation (depreciation)
Investments	$28,346,533
Translation of assets and liabilities in foreign currencies	(12,934)
Net unrealized gain (loss) on investments and foreign currency translation	$28,333,599
Net realized and unrealized gain (loss) on investments and foreign currency	$43,720,558
Change in net assets from operations	$49,185,334

See Notes to Financial Statements

12

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 2/28, 2/29
	2013	2012
Change in net assets
From operations
Net investment income	$5,464,776	$4,331,249
Net realized gain (loss) on investments and foreign currency	15,386,959	8,862,449
Net unrealized gain (loss) on investments and foreign currency translation	28,333,599	(13,181,544)
Change in net assets from operations	$49,185,334	$12,154
Distributions declared to shareholders
From net investment income	$(9,892,136)	$(5,575,274)
From net realized gain on investments	(9,487,195)	(7,176,979)
Total distributions declared to shareholders	$(19,379,331)	$(12,752,253)
Change in net assets from fund share transactions	$30,737,340	$39,174,069
Total change in net assets	$60,543,343	$26,433,970
Net assets
At beginning of period	242,752,296	216,318,326
At end of period (including undistributed net investment income of $3,391,941 and $741,847, respectively)	$303,295,639	$242,752,296

See Notes to Financial Statements

13

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 2/28, 2/29
	2013	2012	2011	2010 (c)
Net asset value, beginning of period	$13.51	$14.57	$14.02	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.23	$0.49	$0.42
Net realized and unrealized gain (loss) on investments and foreign currency	2.38	(0.55)	2.46	8.68
Total from investment operations	$2.64	$(0.32)	$2.95	$9.10
Less distributions declared to shareholders
From net investment income	$(0.51)	$(0.30)	$(0.77)	$(2.00)
From net realized gain on investments	(0.52)	(0.44)	(1.63)	(3.08)
Total distributions declared to shareholders	$(1.03)	$(0.74)	$(2.40)	$(5.08)
Net asset value, end of period (x)	$15.12	$13.51	$14.57	$14.02
Total return (%) (r)(s)(t)(x)	20.14	(1.81)	23.61	91.24	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.23	1.24	1.25	1.28	(a)
Expenses after expense reductions (f)	1.23	1.24	1.25	1.28	(a)
Net investment income	1.85	1.74	3.45	2.89	(a)
Portfolio turnover	46	37	33	91
Net assets at end of period (000 omitted)	$279	$232	$236	$191

See Notes to Financial Statements

14

Financial Highlights – continued

Class I	Years ended 2/28, 2/29
	2013	2012	2011	2010 (c)
Net asset value, beginning of period	$13.52	$14.58	$14.03	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.44	$0.27	$0.54	$0.47
Net realized and unrealized gain (loss) on investments and foreign currency	2.23	(0.56)	2.45	8.67
Total from investment operations	$2.67	$(0.29)	$2.99	$9.14
Less distributions declared to shareholders
From net investment income	$(0.54)	$(0.33)	$(0.81)	$(2.03)
From net realized gain on investments	(0.52)	(0.44)	(1.63)	(3.08)
Total distributions declared to shareholders	$(1.06)	$(0.77)	$(2.44)	$(5.11)
Net asset value, end of period (x)	$15.13	$13.52	$14.58	$14.03
Total return (%) (r)(s)(x)	20.41	(1.54)	23.89	91.71	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	0.99	1.00	1.03	(a)
Expenses after expense reductions (f)	0.98	0.99	1.00	1.03	(a)
Net investment income	3.30	1.98	3.77	3.22	(a)
Portfolio turnover	46	37	33	91
Net assets at end of period (000 omitted)	$117	$242,520	$216,082	$164,347

Class R5	Period ended 2/28/13 (i)
Net asset value, beginning of period	$13.74
Income (loss) from investment operations
Net investment income (d)	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	2.10
Total from investment operations	$2.24
Less distributions declared to shareholders
From net investment income	$(0.50)
From net realized gain on investments	(0.35)
Total distributions declared to shareholders	$(0.85)
Net asset value, end of period (x)	$15.13
Total return (%) (r)(s)(x)	16.56	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	(a)
Expenses after expense reductions (f)	0.98	(a)
Net investment income	1.48	(a)
Portfolio turnover	46	(n)
Net assets at end of period (000 omitted)	$302,900

See Notes to Financial Statements

15

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, March 11, 2009, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, July 2, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

16

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Real Estate Fund (the fund) is a series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests a significant amount of its net assets in U.S. and foreign real estate related investments and as a result is subject to certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In January 2013, the FASB issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

17

Notes to Financial Statements – continued

Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the

18

Notes to Financial Statements – continued

value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of February 28, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$139,650,710	$—	$—	$139,650,710
Japan	36,176,067	—	—	36,176,067
Hong Kong	29,585,126	—	—	29,585,126
Australia	—	22,607,764	—	22,607,764
United Kingdom	10,276,948	6,724,313	—	17,001,261
Singapore	—	10,881,110	—	10,881,110
France	—	8,575,643	—	8,575,643
Netherlands	—	8,342,468	—	8,342,468
Austria	7,420,771	—	—	7,420,771
Other Countries	15,253,191	—	—	15,253,191
Mutual Funds	4,064,702	—	—	4,064,702
Total Investments	$242,427,515	$57,131,298	$—	$299,558,813

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $23,642,424 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $47,617,198 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates

19

Notes to Financial Statements – continued

prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended February 28, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items

20

Notes to Financial Statements – continued

of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	2/28/13	2/29/12
Ordinary income (including any short-term capital gains)	$13,925,927	$6,802,871
Long-term capital gains	5,453,404	5,949,382
Total distributions	$19,379,331	$12,752,253

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 2/28/13
Cost of investments	$232,414,929
Gross appreciation	68,310,083
Gross depreciation	(1,166,199)
Net unrealized appreciation (depreciation)	$67,143,884
Undistributed ordinary income	4,779,703
Undistributed long-term capital gain	2,302,084
Other temporary differences	(7,648)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 2/28/13 (i)	Year ended 2/29/12	Year ended 2/28/13 (i)	Year ended 2/29/12
Class A	$8,821	$4,914	$8,986	$7,172
Class I	745,043	5,570,360	3,157,110	7,169,807
Class R5	9,138,272	—	6,321,099	—
Total	$9,892,136	$5,575,274	$9,487,195	$7,176,979

(i)	For Class R5, the period is from inception, July 2, 2012, through the stated period end.

21

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1.5 billion of average daily net assets	0.75%
Average daily net assets in excess of $2.5 billion	0.65%

The management fee incurred for the year ended February 28, 2013 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $0 for the year ended February 28, 2013, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$624

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 28, 2013 based on each class’s average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. There were no contingent deferred sales charges imposed during the year ended February 28, 2013.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC is not paid a fee for providing these services. MFSC may receive payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended February 28, 2013, out-of-pocket expenses amounted to $224. The fund may also pay shareholder servicing related costs to non-related parties.

22

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended February 28, 2013 was equivalent to an annual effective rate of 0.0177% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended February 28, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,058 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $851, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On June 29, 2012, MFS purchased 7,278 shares of Class R5 for an aggregate amount of $100,000. At February 28, 2013, MFS held 100% and 100% of the outstanding shares of Class A and Class I, respectively.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations aggregated $132,989,124 and $118,252,908, respectively.

23

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 2/28/13 (i)		Year ended 2/29/12
	Shares	Amount	Shares	Amount
Shares sold
Class A	—	$—	—	$—
Class I	696,721	9,351,221	2,875,159	36,891,209
Class R5	20,161,300	280,296,080	—	—
	20,858,021	$289,647,301	2,875,159	$36,891,209

Shares issued to shareholders in reinvestment of distributions
Class A	1,262	$17,807	957	$12,086
Class I	303,616	3,902,153	1,014,347	12,740,167
Class R5	1,069,113	15,459,371	—	—
	1,373,991	$19,379,331	1,015,304	$12,752,253

Shares reacquired
Class I	(18,934,608)	$(260,810,383)	(771,970)	$(10,469,393)
Class R5	(1,204,914)	(17,478,909)	—	—
	(20,139,522)	$(278,289,292)	(771,970)	$(10,469,393)

Net change
Class A	1,262	$17,807	957	$12,086
Class I	(17,934,271)	(247,557,009)	3,117,536	39,161,983
Class R5	20,025,499	278,276,542	—	—
	2,092,490	$30,737,340	3,118,493	$39,174,069

(i)	For Class R5, the period is from inception, July 2, 2012, through the stated period end.

Class A, Class B, Class C, Class R1, Class R2, Class R3, and Class R4 shares were not available for sale during the period. During the period, the fund’s Class I and Class R5 shares were available for sale only to funds distributed by MFD that invest primarily in shares of other MFS funds (“MFS fund-of-funds”). Please see the fund’s prospectus for details.

The fund is solely invested in by the MFS funds-of-funds. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, MFS Moderate Allocation Fund, MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Lifetime 2040 Fund, MFS Lifetime 2030 Fund, and MFS Lifetime 2020 Fund were the owners of record of approximately 34%, 28%, 20%, 7%, 3%, 3%, and 1% respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2055 Fund, MFS Lifetime 2050 Fund,

24

Notes to Financial Statements – continued

MFS Lifetime 2045 Fund, MFS Lifetime 2035 Fund, MFS Lifetime 2025 Fund, MFS Lifetime 2015 Fund, MFS Lifetime 2010 Fund, and MFS Lifetime Retirement Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended February 28, 2013, the fund’s commitment fee and interest expense were $1,601 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	5,523,158	88,840,297	(90,298,753)	4,064,702

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$7,339	$4,064,702

(8) Correction Information

The purpose of the modification of the fund’s financial statements is to correct the erroneous reclassification of a corporate action as a return of capital. The correction of the error resulted in an increase in dividend income and cost of investments and a reduction in unrealized gain on investments over previously reported amounts. The Statement of Assets and Liabilities, Portfolio of Investments, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights in the fund’s financial statements have all been amended to correct the error. Other than the information described in this note, no other information, including reported investments at value, net assets, changes in net assets from operations, annual total return or net asset value per share, in the fund’s financial statements has been amended.

Detailed below are the previously reported and corrected balances for each of the impacted statements.

25

Notes to Financial Statements – continued

	Previously Reported	Corrected

Portfolio of Investments at February 28, 2013
Total Common Stocks (Identified Cost)	$212,785,463	$215,640,330
Total Investments (Identified Cost)	$216,850,165	$219,705,032

Statement of Assets and Liabilities at February 28, 2013
Investments, Non-affiliated issuers identified cost	$212,785,463	$215,640,330
Total investments identified cost	$216,850,165	$219,705,032
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	$82,701,000	$79,846,133
Undistributed net investment income	$537,074	$3,391,941

Statement of Operations Year ended February 28, 2013
Income:
Dividends	$5,467,126	$8,321,993
Total investment income	$5,170,237	$8,025,104
Net investment income	$2,609,909	$5,464,776
Change in unrealized appreciation (depreciation):
Investments	$31,201,400	$28,346,533
Net unrealized gain (loss) on investments and foreign currency translation	$31,188,466	$28,333,599
Net realized and unrealized gain (loss) on investments and foreign currency	$46,575,425	$43,720,558

Statements of Changes in Net Assets Year ended February 28, 2013
Net investment income	$2,609,909	$5,464,776
Net unrealized gain (loss) on investments and foreign currency translation	$31,188,466	$28,333,599
Net assets: undistributed net investment income	$537,074	$3,391,941

Financial Highlights Year ended February 28, 2013

	Class A		Class I		Class R5
	Previously Reported	Corrected	Previously Reported	Corrected	Previously Reported	Corrected

Income (loss) from investment operations
Net investment income	$0.11	$0.26	$0.30	$0.44	$0.04	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	$2.53	$2.38	$2.37	$2.23	$2.20	$2.10

Ratios (%) (to average net assets):
Net investment income	0.76	1.85	2.20	3.30	0.39	1.48

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of

MFS Global Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Real Estate Fund (the Fund), including the portfolio of investments, as of February 28, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2013, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Real Estate Fund at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

April 12, 2013, except as to Note 8, which is as of June 19, 2013

27

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of April 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

28

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

29

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

30

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

31

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager
Richard Gable

32

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $6,144,000 as capital gain dividends paid during the fiscal year.

33

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

34

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

35

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

February 28, 2013

MFS® DIVERSIFIED INCOME FUND

DIF-ANN

MFS® DIVERSIFIED INCOME FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

Global financial markets began 2013 with greater optimism. U.S. and Asian economic trends have turned more positive. Europe continues to struggle through its economic slump. However, even there, sentiment has improved. The U.S. Congress averted its year-end fiscal cliff, but a degree of uncertainty remains regarding upcoming negotiations over spending cuts and the debt ceiling. The U.S. Federal Reserve Board is continuing its accommodative monetary easing, while the U.S. housing and job markets have made steady gains. Corporate profits have been resilient, and investors have demonstrated increased tolerance for risk.

Overseas, the eurozone remains in a broad contraction, with economic output receding in France as well as Italy and Spain.

However, large-scale early repayments of European Central Bank loans by banks and Germany’s strong rebound in manufacturing activity are encouraging signs. In Asia, both China and Japan appear to be in the early stages of a turnaround. China’s economic activity has picked up from last year’s relative slowdown, and Japan’s sharp devaluation of the yen, an important anti-deflationary measure, seems to be having its desired impact: Japanese stocks have soared, corporate profits are rising and confidence is returning among consumers, businesses and investors.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We also remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

April 12, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
U.S. Treasury Notes, 1.875%, 2014	2.6%
U.S. Treasury Notes, 0.875%, 2016	2.0%
Simon Property Group, Inc., REIT	2.0%
Public Storage, Inc., REIT	1.5%
Exxon Mobil Corp.	1.4%
Vornado Realty Trust, REIT	1.0%
U.S. Treasury Notes, 2.125%, 2015	1.0%
Chevron Corp.	0.9%
Pfizer, Inc.	0.9%
JPMorgan Chase & Co.	0.9%

Fixed income sectors (i)
High Yield Corporates	19.4%
Emerging Markets Bonds	16.3%
Mortgage-Backed Securities	8.9%
U.S. Treasury Securities	7.0%
High Grade Corporates	1.3%
U.S. Government Agencies	1.0%
Non-U.S. Government Bonds	0.3%
Commercial Mortgage-Backed Securities	0.2%
Floating Rate Loans	0.1%
Municipal Bonds (o)	0.0%
Collateralized Debt Obligations (o)	0.0%

Equity sectors (i)
Financial Services	24.0%
Energy	3.5%
Health Care	3.0%
Utilities & Communications	2.8%
Leisure	1.3%
Technology	1.3%
Retailing	1.2%
Consumer Staples	1.1%
Industrial Goods & Services	1.1%
Basic Materials	1.0%
Autos & Housing	0.7%
Special Products & Services	0.3%
Transportation	0.1%

Composition including fixed income credit quality (a)(i)
AAA (o)	0.0%
AA	0.1%
A	1.3%
BBB	10.0%
BB	11.7%
B	11.5%
CCC	2.8%
CC	0.1%
C (o)	0.0%
U.S. Government	7.0%
Federal Agencies	9.9%
Not Rated	0.1%
Non-Fixed Income	41.4%
Cash & Other	4.1%

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(o)	Less than 0.1%.

Percentages are based on net assets as of 2/28/13.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

The MFS Diversified Income Fund includes investments in high yield corporate bonds, U.S. government securities, emerging markets debt, real estate investment trusts (“REITs”), and domestic equity securities.

For the twelve months ended February 28, 2013, Class A shares of the MFS Diversified Income Fund (“fund”) provided a total return of 10.56%, at net asset value. This compares with a return of 13.46% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Diversified Income Fund Blended Index (“Blended Index”), generated a return of 12.08%. The Blended Index reflects the blended returns of various equity and fixed income market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

Within a couple of months, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the middle of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the calendar year, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, year-end fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the U.S. budget sequester, combined with the uncertainty surrounding the Italian election results, inserted a greater degree of caution as the reporting period ended.

Factors affecting Performance

During the reporting period, bond selection within the emerging markets debt portion of the fund was a primary factor that detracted from relative performance since the fund’s holdings in this asset class generated lower returns than the JPMorgan Emerging Markets Bond Index Global, which is a component of the Blended Index. Security selection within both the high yield corporate bond and U.S. large cap value equity portions of the fund was another factor that hindered relative performance.

Management Review – continued

selection within both the high yield corporate bond and U.S. large cap value equity portions of the fund was another factor that hindered relative performance.

Strong security selection in the REITs portion of the fund, particularly during the middle of the reporting period, was a primary contributor to relative performance. In addition, an underweight allocation to U.S. government bonds boosted relative returns as this asset class underperformed the Blended Index during the period.

Respectfully,

William Adams	David Cole	Richard Gable	Matthew Ryan
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Jonathan Sage	Geoffrey Schechter	James Swanson
Portfolio Manager	Portfolio Manager	Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 2/28/13

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 2/28/13

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	Life (t)
A	5/26/06	10.56%	8.00%	7.30%
C	5/26/06	9.84%	7.24%	6.53%
I	5/26/06	10.83%	8.28%	7.59%
R1	7/01/08	9.75%	N/A	7.90%
R2	7/01/08	10.39%	N/A	8.46%
R3	7/01/08	10.65%	N/A	8.72%
R4	7/01/08	10.83%	N/A	8.97%
R5	7/02/12	N/A	N/A	8.47%
Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		13.46%	4.94%	4.83%
Barclays U.S. Government/Mortgage Bond Index (f)		1.95%	4.89%	5.87%
Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)		11.79%	11.47%	9.43%
JPMorgan Emerging Markets Bond Index Global (f)		11.38%	9.97%	9.94%
MFS Diversified Income Fund Blended Index (f)(y)		12.08%	8.52%	7.63%
MSCI U.S. REIT Index (f)		17.44%	7.53%	5.60%
Russell 1000 Value Index (f)		17.63%	3.88%	3.77%
Average annual with sales charge
A With Initial Sales Charge (4.75%)		5.31%	6.96%	6.53%
C With CDSC (1% for 12 months) (x)		8.84%	7.24%	6.53%

Class I, R1, R2, R3, R4 and R5 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.
(y)	MFS Diversified Income Fund Blended Index is at a point in time and allocations during the period can change. As of February 28, 2013 the blended index was comprised of 25% Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, 20% Barclays U.S. Government/Mortgage Bond Index, 20% Russell 1000 Value Index, 20% MSCI U.S. REIT Index, and 15% JPMorgan Emerging Markets Bond Index Global.

Performance Summary – continued

Benchmark Definitions

Barclays U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

MSCI U.S. REIT Index – a market capitalization-weighted index that is designed to measure equity market performance for real estate investment trusts (REITs) that generate a majority of their revenue and income from real estate rental and leasing operations.

Russell 1000 Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, September 1, 2012 through February 28, 2013

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2012 through February 28, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 9/01/12	Ending Account Value 2/28/13	Expenses Paid During Period (p) 9/01/12-2/28/13
A	Actual	1.10%	$1,000.00	$1,052.19	$5.60
	Hypothetical (h)	1.10%	$1,000.00	$1,019.34	$5.51
C	Actual	1.85%	$1,000.00	$1,048.27	$9.40
	Hypothetical (h)	1.85%	$1,000.00	$1,015.62	$9.25
I	Actual	0.85%	$1,000.00	$1,053.50	$4.33
	Hypothetical (h)	0.85%	$1,000.00	$1,020.58	$4.26
R1	Actual	1.86%	$1,000.00	$1,048.30	$9.45
	Hypothetical (h)	1.86%	$1,000.00	$1,015.57	$9.30
R2	Actual	1.35%	$1,000.00	$1,050.88	$6.86
	Hypothetical (h)	1.35%	$1,000.00	$1,018.10	$6.76
R3	Actual	1.11%	$1,000.00	$1,053.08	$5.65
	Hypothetical (h)	1.11%	$1,000.00	$1,019.29	$5.56
R4	Actual	0.85%	$1,000.00	$1,052.57	$4.33
	Hypothetical (h)	0.85%	$1,000.00	$1,020.58	$4.26
R5	Actual	0.79%	$1,000.00	$1,053.84	$4.02
	Hypothetical (h)	0.79%	$1,000.00	$1,020.88	$3.96

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

2/28/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 52.2%
Issuer	Shares/Par		Value ($)
Aerospace - 0.7%
Bombardier, Inc., 4.25%, 2016 (n)		$935,000	$970,063
Bombardier, Inc., 7.5%, 2018 (n)		1,355,000	1,539,619
Bombardier, Inc., 7.75%, 2020 (n)		845,000	961,188
CPI International, Inc., 8%, 2018		1,090,000	1,125,424
Embraer Empresa Brasileria de Aeronaves, 5.15%, 2022		2,211,000	2,424,361
Heckler & Koch GmbH, 9.5%, 2018 (z)	EUR	445,000	517,063
Huntington Ingalls Industries, Inc., 7.125%, 2021		$1,585,000	1,727,649
Kratos Defense & Security Solutions, Inc., 10%, 2017		1,315,000	1,451,430

			$10,716,797
Agency - Other - 0.2%
Financing Corp., 9.4%, 2018		$965,000	$1,353,969
Financing Corp., 10.35%, 2018		715,000	1,059,426
Financing Corp., STRIPS, 0%, 2017		860,000	809,655

			$3,223,050
Agricultural Products - 0.1%
Corporacion Azucarera del Peru S.A., 6.375%, 2022 (n)		$1,951,000	$2,102,203

Airlines - 0.0%
Emirates Airlines, 4.5%, 2025 (n)		$722,000	$727,886

Apparel Manufacturers - 0.2%
Hanesbrands, Inc., 6.375%, 2020		$785,000	$849,760
Jones Group, Inc., 6.875%, 2019		930,000	988,125
PVH Corp., 7.375%, 2020		860,000	964,275
PVH Corp., 4.5%, 2022		540,000	532,575

			$3,334,735
Asset-Backed & Securitized - 0.2%
Citigroup Commercial Mortgage Trust, FRN, 5.698%, 2049		$198,555	$32,363
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049		100,000	113,374
Commercial Mortgage Pass-Through Certificates, “A4”, 5.306%, 2046		199,556	225,527
CWCapital Cobalt Ltd., “A4”, FRN, 5.792%, 2046		1,000,000	1,162,190
G-Force LLC, CDO, “A2”, 4.83%, 2036 (z)		124,346	125,278
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.93%, 2051		105,201	111,025

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.82%, 2049	$1,124,877	$1,292,444

		$3,062,201
Automotive - 1.0%
Accuride Corp., 9.5%, 2018	$1,350,000	$1,323,000
Allison Transmission, Inc., 7.125%, 2019 (n)	1,830,000	1,948,950
Automotores Gildemeister S.A., 8.25%, 2021 (n)	1,225,000	1,349,031
Automotores Gildemeister S.A., 6.75%, 2023 (n)	163,000	167,890
Continental Rubber of America Corp., 4.5%, 2019 (n)	185,000	188,700
Delphi Corp., 5%, 2023	815,000	848,617
Ford Motor Credit Co. LLC, 12%, 2015	1,030,000	1,250,163
Ford Motor Credit Co. LLC, 8.125%, 2020	780,000	982,656
General Motors Financial Co., Inc., 4.75%, 2017 (n)	865,000	904,323
General Motors Financial Co., Inc., 6.75%, 2018	610,000	701,500
Goodyear Tire & Rubber Co., 8.25%, 2020	165,000	178,613
Goodyear Tire & Rubber Co., 6.5%, 2021	1,090,000	1,106,350
Goodyear Tire & Rubber Co., 7%, 2022	250,000	260,625
Hyundai Capital America, 4%, 2017 (n)	213,000	229,991
Jaguar Land Rover PLC, 7.75%, 2018 (n)	685,000	749,219
Jaguar Land Rover PLC, 8.125%, 2021 (n)	1,915,000	2,130,438
Jaguar Land Rover PLC, 5.625%, 2023 (n)	315,000	322,088
Lear Corp., 8.125%, 2020	651,000	725,865
Lear Corp., 4.75%, 2023 (n)	230,000	224,250

		$15,592,269
Broadcasting - 1.3%
Allbritton Communications Co., 8%, 2018	$320,000	$347,600
AMC Networks, Inc., 7.75%, 2021	949,000	1,077,114
Clear Channel Communications, Inc., 9%, 2021	881,000	797,304
Clear Channel Worldwide Holdings, Inc., 6.5%, 2022 (n)	200,000	209,000
Clear Channel Worldwide Holdings, Inc., 6.5%, 2022 (n)	555,000	584,138
Clear Channel Worldwide Holdings, Inc., “A”, 7.625%, 2020	30,000	30,750
Clear Channel Worldwide Holdings, Inc., “B”, 7.625%, 2020	965,000	998,775
Globo Comunicacoes e Participacoes S.A., 6.25% to 2015, 9.375% to 2049 (n)	1,499,000	1,600,183
Hughes Network Systems LLC, 7.625%, 2021	460,000	524,400
IAC/InterActiveCorp, 4.75%, 2022 (n)	260,000	254,150
Inmarsat Finance PLC, 7.375%, 2017 (n)	460,000	492,200
Intelsat Bermuda Ltd., 11.25%, 2017	975,000	1,035,936
Intelsat Bermuda Ltd., 11.5%, 2017 (p)	2,650,000	2,818,938
Intelsat Jackson Holdings Ltd., 6.625%, 2022 (n)	610,000	614,575
LBI Media, Inc., 13.5% to 2015, 11.5% to 2020 (p)(z)	79,000	32,785

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Broadcasting - continued
Liberty Media Corp., 8.5%, 2029	$605,000	$671,550
Liberty Media Corp., 8.25%, 2030	630,000	697,725
Local TV Finance LLC, 9.25%, 2015 (p)(z)	803,826	809,855
Netflix, Inc., 5.375%, 2021 (n)	995,000	992,513
Nexstar Broadcasting Group, Inc., 8.875%, 2017	185,000	203,500
Nexstar Broadcasting Group, Inc., 6.875%, 2020 (n)	145,000	151,525
Sinclair Broadcast Group, Inc., 9.25%, 2017 (n)	395,000	428,575
Sinclair Broadcast Group, Inc., 8.375%, 2018	30,000	33,450
SIRIUS XM Radio, Inc., 8.75%, 2015 (n)	405,000	452,588
SIRIUS XM Radio, Inc., 7.625%, 2018 (n)	1,110,000	1,223,775
SIRIUS XM Radio, Inc., 5.25%, 2022 (n)	425,000	433,500
Univision Communications, Inc., 6.875%, 2019 (n)	1,220,000	1,311,499
Univision Communications, Inc., 7.875%, 2020 (n)	690,000	763,312
Univision Communications, Inc., 8.5%, 2021 (n)	840,000	916,649

		$20,507,864
Brokerage & Asset Managers - 0.1%
E*TRADE Financial Corp., 6.375%, 2019	$1,760,000	$1,834,800

Building - 0.9%
Boise Cascade LLC/Finance Corp., 6.375%, 2020 (n)	$605,000	$639,788
Building Materials Holding Corp., 6.875%, 2018 (n)	420,000	449,400
Building Materials Holding Corp., 7%, 2020 (n)	460,000	497,950
Building Materials Holding Corp., 6.75%, 2021 (n)	645,000	692,569
CEMEX Finance LLC, 9.5%, 2016 (n)	435,000	471,975
CEMEX S.A.B. de C.V., 9%, 2018 (n)	1,064,000	1,179,710
CEMEX S.A.B. de C.V., FRN, 5.311%, 2015 (n)	1,155,000	1,186,763
Gibraltar Industries, Inc., 6.25%, 2021 (n)	130,000	137,313
HD Supply, Inc., 8.125%, 2019 (n)	615,000	692,644
HD Supply, Inc., 11.5%, 2020 (n)	305,000	351,513
HD Supply, Inc., 10.5%, 2021 (n)	60,000	61,950
Masonite International Corp., 8.25%, 2021 (n)	700,000	778,750
Nortek, Inc., 8.5%, 2021	1,045,000	1,152,111
Odebrecht Finance Ltd., 5.125%, 2022 (n)	223,000	237,495
Odebrecht Finance Ltd., 6%, 2023 (n)	1,645,000	1,867,075
Odebrecht Finance Ltd., 7.125%, 2042 (n)	1,706,000	1,966,165
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 10%, 2020 (n)	315,000	355,950
USG Corp., 6.3%, 2016	1,175,000	1,236,688
USG Corp., 7.875%, 2020 (n)	310,000	354,949

		$14,310,758

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Business Services - 0.6%
Ceridian Corp., 12.25%, 2015 (p)		$320,000	$327,200
Ceridian Corp., 8.875%, 2019 (n)		160,000	180,400
Cielo S.A., 3.75%, 2022 (n)		2,056,000	1,956,284
Equinix, Inc., 4.875%, 2020		135,000	135,000
Fidelity National Information Services, Inc., 7.625%, 2017		265,000	285,204
Fidelity National Information Services, Inc., 5%, 2022		1,015,000	1,075,900
iGate Corp., 9%, 2016		1,205,000	1,311,942
Iron Mountain, Inc., 8.375%, 2021		1,050,000	1,152,373
Legend Acquisition Sub, Inc., 10.75%, 2020 (n)		550,000	473,000
Lender Processing Services, Inc., 5.75%, 2023		920,000	963,700
Neustar, Inc., 4.5%, 2023 (n)		355,000	340,800
SunGard Data Systems, Inc., 7.375%, 2018		190,000	204,011
Tencent Holdings Ltd., 3.375%, 2018 (n)		1,326,000	1,370,616

			$9,776,430
Cable TV - 0.9%
Bresnan Broadband Holdings LLC, 8%, 2018 (n)		$55,000	$60,225
CCO Holdings LLC, 7.875%, 2018		1,855,000	1,980,211
CCO Holdings LLC, 8.125%, 2020		1,415,000	1,575,956
CCO Holdings LLC, 7.375%, 2020		280,000	309,750
CCO Holdings LLC, 5.125%, 2023		300,000	292,500
Cequel Communications Holdings, 6.375%, 2020 (n)		585,000	604,744
DISH DBS Corp., 6.75%, 2021		525,000	584,063
DISH DBS Corp., 5%, 2023 (n)		355,000	352,338
EchoStar Corp., 7.125%, 2016		1,430,000	1,590,875
Lynx I Corp., 5.375%, 2021 (z)		430,000	440,750
Lynx II Corp., 6.375%, 2023 (z)		285,000	295,331
Telenet Finance Luxembourg, 6.375%, 2020 (n)	EUR	600,000	814,662
UPC Holding B.V., 9.875%, 2018 (n)		$1,580,000	1,769,599
UPCB Finance III Ltd., 6.625%, 2020 (n)		1,270,000	1,362,074
Virgin Media Finance PLC, 8.375%, 2019		67,000	74,705
Virgin Media Finance PLC, 4.875%, 2022		200,000	202,250
Virgin Media Finance PLC, 5.25%, 2022		600,000	607,500
Ziggo Bond Co. B.V., 8%, 2018 (n)	EUR	440,000	620,396

			$13,537,929
Chemicals - 0.6%
Celanese U.S. Holdings LLC, 6.625%, 2018		$820,000	$885,600
Flash Dutch 2 B.V./U.S. Coatings Acquisition, 7.375%, 2021 (n)		155,000	160,425
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 8.875%, 2018		1,210,000	1,216,050

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Chemicals - continued
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 9%, 2020	$545,000	$493,225
Huntsman International LLC, 8.625%, 2021	1,080,000	1,220,400
INEOS Finance PLC, 8.375%, 2019 (n)	1,055,000	1,155,225
INEOS Group Holdings PLC, 8.5%, 2016 (n)	515,000	523,369
LyondellBasell Industries N.V., 5%, 2019	790,000	880,850
LyondellBasell Industries N.V., 6%, 2021	575,000	675,625
Polypore International, Inc., 7.5%, 2017	355,000	381,625
Sociedad Quimica y Minera de Chile S.A., 5.5%, 2020 (n)	859,000	979,412

		$8,571,806
Computer Software - 0.2%
Infor U.S., Inc., 11.5%, 2018	$655,000	$766,350
Nuance Communications, Inc., 5.375%, 2020 (n)	780,000	789,750
Syniverse Holdings, Inc., 9.125%, 2019	1,300,000	1,417,000
TransUnion Holding Co., Inc., 9.625%, 2018	250,000	266,563
TransUnion LLC/TransUnion Financing Corp., 11.375%, 2018	515,000	593,538

		$3,833,201
Computer Software - Systems - 0.2%
Audatex North America, Inc., 6.75%, 2018 (n)	$1,015,000	$1,083,513
CDW LLC/CDW Finance Corp., 12.535%, 2017	419,000	449,901
CDW LLC/CDW Finance Corp., 8.5%, 2019	965,000	1,063,913

		$2,597,327
Conglomerates - 0.2%
Amsted Industries, Inc., 8.125%, 2018 (n)	$1,090,000	$1,171,750
BC Mountain LLC, 7%, 2021 (n)	300,000	309,000
Dynacast International LLC, 9.25%, 2019	375,000	403,125
Griffon Corp., 7.125%, 2018	1,055,000	1,142,038
Grupo KUO S.A.B de C.V., 6.25%, 2022 (n)	232,000	247,660
Silver II Borrower, 7.75%, 2020 (n)	375,000	390,000

		$3,663,573
Construction - 0.1%
Country Garden Holdings Co. Ltd., 7.5%, 2023 (z)	$223,000	$231,363
Empresas ICA, S.A.B. de C.V., 8.375%, 2017 (n)	1,409,000	1,497,063

		$1,728,426
Consumer Products - 0.2%
Easton-Bell Sports, Inc., 9.75%, 2016	$245,000	$264,296
Elizabeth Arden, Inc., 7.375%, 2021	805,000	893,550
Jarden Corp., 7.5%, 2020	870,000	950,475
Libbey Glass, Inc., 6.875%, 2020	215,000	230,588

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Consumer Products - continued
Prestige Brands, Inc., 8.125%, 2020	$50,000	$56,250
Spectrum Brands Escrow Corp., 6.375%, 2020 (n)	755,000	803,131
Spectrum Brands Escrow Corp., 6.625%, 2022 (n)	60,000	64,650

		$3,262,940
Consumer Services - 0.2%
QVC, Inc., 7.375%, 2020 (n)	$680,000	$753,739
Service Corp. International, 6.75%, 2015	60,000	65,250
Service Corp. International, 7%, 2017	1,125,000	1,272,656
Service Corp. International, 7%, 2019	325,000	352,625

		$2,444,270
Containers - 0.6%
Ardagh Packaging Finance PLC , 7%, 2020 (n)	$200,000	$200,500
Ardagh Packaging Finance PLC, 7.375%, 2017 (n)	530,000	577,038
Ardagh Packaging Finance PLC, 9.125%, 2020 (n)	1,170,000	1,275,300
Ardagh Packaging Finance PLC, 9.125%, 2020 (n)	400,000	438,000
Ball Corp., 5%, 2022	307,000	320,048
Berry Plastics Group, Inc., 9.5%, 2018	290,000	322,625
Crown Americas LLC, 4.5%, 2023 (n)	515,000	503,413
Greif, Inc., 6.75%, 2017	775,000	864,125
Greif, Inc., 7.75%, 2019	680,000	792,200
Reynolds Group, 7.125%, 2019	845,000	907,319
Reynolds Group, 9.875%, 2019	695,000	761,025
Reynolds Group, 5.75%, 2020	900,000	929,250
Reynolds Group, 8.25%, 2021	1,020,000	1,053,150

		$8,943,993
Defense Electronics - 0.1%
Ducommun, Inc., 9.75%, 2018	$705,000	$771,975
MOOG, Inc., 7.25%, 2018	585,000	614,250

		$1,386,225
Electrical Equipment - 0.0%
Avaya, Inc., 9.75%, 2015	$335,000	$329,556
Avaya, Inc., 7%, 2019 (n)	170,000	162,350

		$491,906
Electronics - 0.2%
Freescale Semiconductor, Inc., 9.25%, 2018 (n)	$1,055,000	$1,160,500
Nokia Corp., 5.375%, 2019	220,000	212,300
Nokia Corp., 6.625%, 2039	190,000	176,225
NXP B.V., 5.75%, 2021 (z)	225,000	230,063

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Electronics - continued
Sensata Technologies B.V., 6.5%, 2019 (n)	$1,035,000	$1,110,038

		$2,889,126
Emerging Market Quasi-Sovereign - 4.8%
Abu Dhabi National Energy Co. PJSC (TAQA), 5.875%, 2021 (n)	$955,000	$1,131,675
Banco do Brasil S.A., 3.875%, 2017	1,472,000	1,550,016
Banco do Brasil S.A., 5.875%, 2023 (n)	528,000	572,880
Banco do Brasil S.A., FRN, 6.25%, 2049 (n)	3,705,000	3,695,738
Banco do Estado Rio Grande do Sul S.A., 7.375%, 2022 (n)	1,685,000	1,840,863
Banco do Nordeste do Brasil (BNB), 3.625%, 2015 (n)	1,236,000	1,273,080
Banco do Nordeste do Brasil (BNB), 4.375%, 2019 (n)	2,097,000	2,159,910
Biz Finance PLC, 8.375%, 2015	1,153,000	1,168,854
CNOOC Finance (2012) Ltd., 3.875%, 2022 (n)	1,123,000	1,177,448
CNPC (HK) Overseas Capital Ltd., 4.5%, 2021 (n)	540,000	595,348
Comision Federal de Electricidad, 5.75%, 2042 (n)	1,575,000	1,708,875
Corporacion Financiera de Desarrollo S.A., 4.75%, 2022 (n)	2,106,000	2,258,685
Corporacion Nacional del Cobre de Chile, 3.75%, 2020 (n)	349,000	366,597
Corporacion Nacional del Cobre de Chile, 4.25%, 2042 (n)	1,234,000	1,172,754
Development Bank of Kazakhstan, 4.125%, 2022 (n)	1,435,000	1,411,610
Dolphin Energy Ltd., 5.5%, 2021 (n)	2,363,000	2,723,358
Ecopetrol S.A., 7.625%, 2019	1,852,000	2,338,150
El Fondo Mivivienda S.A., 3.5%, 2023 (z)	216,000	210,600
Empresa Nacional del Petroleo, 4.75%, 2021 (n)	1,290,000	1,347,401
Gaz Capital S.A., 9.25%, 2019	1,434,000	1,857,030
Gaz Capital S.A., 3.85%, 2020 (n)	996,000	1,003,769
Gaz Capital S.A., 5.999%, 2021 (n)	2,212,000	2,494,030
Gaz Capital S.A., 4.95%, 2022 (n)	627,000	660,733
Gaz Capital S.A., 4.95%, 2028 (n)	2,246,000	2,242,631
Gazprom Neft, 4.375%, 2022 (n)	1,107,000	1,104,233
Georgian Oil & Gas Corp., 6.875%, 2017 (n)	272,000	283,220
JSC Georgian Railway, 7.75%, 2022 (n)	1,203,000	1,413,525
Kazakhstan Temir Zholy Co., 6.95%, 2042 (n)	2,711,000	3,257,267
Magyar Export-Import Bank, 5.5%, 2018 (n)	1,329,000	1,347,775
Naftogaz Ukraine, 9.5%, 2014	753,000	779,355
OJSC Russian Agricultural Bank, 5.298%, 2017 (n)	494,000	524,258
Pemex Project Funding Master Trust, 6.625%, 2035	1,446,000	1,735,200
Pertamina PT, 4.875%, 2022 (n)	2,381,000	2,523,860
Pertamina PT, 6%, 2042 (n)	486,000	509,085
Petrobras International Finance Co., 7.875%, 2019	566,000	692,894
Petrobras International Finance Co., 5.375%, 2021	2,500,000	2,729,220
Petroleos Mexicanos, 5.5%, 2021	2,395,000	2,737,485
Petroleos Mexicanos, 3.5%, 2023 (n)	573,000	561,540
Petroleos Mexicanos, 5.5%, 2044	467,000	479,843

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Emerging Market Quasi-Sovereign - continued
Petroleos Mexicanos, 5.5%, 2044 (n)	$299,000	$307,223
Petroleum Co. of Trinidad & Tobago Ltd., 6%, 2022	885,875	976,677
PT Perusahaan Listrik Negara, 5.5%, 2021 (n)	642,000	706,200
PT Perusahaan Listrik Negara, 5.25%, 2042 (n)	250,000	243,750
PTT PLC, 4.5%, 2042 (n)	381,000	362,542
Rosneft, 3.149%, 2017 (n)	472,000	476,130
Rosneft, 4.199%, 2022 (n)	1,997,000	1,992,008
Sberbank of Russia, 6.125%, 2022 (n)	3,590,000	4,052,392
Sinopec Group Overseas Development (2012) Ltd., 3.9%, 2022 (n)	1,445,000	1,532,346
Turkiye Halk Bankasi A.S., 4.875%, 2017 (n)	975,000	1,036,424
Turkiye Halk Bankasi A.S., 3.875%, 2020 (n)	383,000	381,084
Turkiye Ihracat Kredi Bankasi A.S., 5.875%, 2019 (n)	2,725,000	3,041,780
Turkiye Vakiflar Bankasi, 6%, 2022 (n)	627,000	653,797
Vnesheconombank, 6.025%, 2022 (n)	294,000	331,852

		$73,735,000
Emerging Market Sovereign - 4.1%
Dominican Republic, 7.5%, 2021 (n)	$1,270,000	$1,423,670
Dominican Republic, 8.625%, 2027	833,000	1,032,920
Government of Ukraine, 9.25%, 2017 (n)	375,000	414,375
Republic of Argentina, 7%, 2015	2,952,000	2,525,846
Republic of Argentina, 8.75%, 2017	1,397,000	988,378
Republic of Argentina, 8.28%, 2033	1,980,138	1,064,324
Republic of Colombia, 6.125%, 2041	562,000	717,955
Republic of Guatemala, 5.75%, 2022 (n)	1,764,000	1,955,394
Republic of Guatemala, 4.875%, 2028 (z)	2,255,000	2,215,538
Republic of Hungary, 5.375%, 2023	1,100,000	1,083,789
Republic of Indonesia, 6.875%, 2018	1,100,000	1,307,625
Republic of Indonesia, 4.875%, 2021 (n)	2,623,000	2,911,530
Republic of Latvia, 5.25%, 2017 (n)	1,133,000	1,254,798
Republic of Lithuania, 6.625%, 2022 (n)	1,794,000	2,215,590
Republic of Mongolia, 5.125%, 2022 (n)	268,000	253,260
Republic of Paraguay, 4.625%, 2023 (n)	277,000	275,615
Republic of Peru, 7.35%, 2025	787,000	1,109,670
Republic of Philippines, 5.5%, 2026	1,293,000	1,587,158
Republic of Philippines, 7.75%, 2031	389,000	569,399
Republic of Philippines, 6.375%, 2034	1,396,000	1,847,955
Republic of Romania, 6.75%, 2022 (n)	1,362,000	1,614,242
Republic of Romania, 4.375%, 2023 (z)	796,000	788,040
Republic of Serbia, 4.875%, 2020 (z)	587,000	575,508
Republic of Serbia, 7.25%, 2021 (n)	281,000	312,894
Republic of Slovakia, 4.375%, 2022 (n)	4,190,000	4,441,400

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Emerging Market Sovereign - continued
Republic of Sri Lanka, 5.875%, 2022 (n)	$214,000	$222,025
Republic of Turkey, 5.625%, 2021	1,594,000	1,847,765
Republic of Turkey, 6.25%, 2022	2,021,000	2,450,463
Republic of Turkey, 3.25%, 2023	2,211,000	2,139,143
Republic of Turkey, 6%, 2041	350,000	406,875
Republic of Uruguay, 7.625%, 2036	974,000	1,418,388
Republic of Venezuela, 7.75%, 2019	2,212,000	2,134,580
Republic of Venezuela, 12.75%, 2022	2,753,000	3,317,365
Republic of Venezuela, 9.25%, 2027	1,659,000	1,701,305
Republic of Venezuela, 7%, 2038	2,450,000	2,037,175
Republic of Vietnam, 6.875%, 2016	497,000	544,712
Russian Federation, 4.5%, 2022 (n)	1,800,000	1,991,700
Russian Federation, 7.5%, 2030	1,264,025	1,573,850
Russian Federation, 5.625%, 2042 (n)	1,200,000	1,395,000
United Mexican States, 5.125%, 2020	1,672,000	1,966,272
United Mexican States, 3.625%, 2022	3,416,000	3,641,456

		$63,274,947
Energy - Independent - 1.9%
Berry Petroleum Corp., 6.75%, 2020	$210,000	$223,650
BreitBurn Energy Partners LP, 8.625%, 2020	230,000	253,000
BreitBurn Energy Partners LP, 7.875%, 2022	880,000	935,000
Carrizo Oil & Gas, Inc., 8.625%, 2018	305,000	330,925
Chaparral Energy, Inc., 7.625%, 2022	750,000	813,750
Chesapeake Energy Corp., 6.875%, 2020	1,075,000	1,182,500
Concho Resources, Inc., 8.625%, 2017	670,000	720,250
Concho Resources, Inc., 6.5%, 2022	930,000	1,013,700
Continental Resources, Inc., 8.25%, 2019	1,005,000	1,123,088
Continental Resources, Inc., 7.375%, 2020	340,000	383,350
Denbury Resources, Inc., 8.25%, 2020	1,330,000	1,492,925
Denbury Resources, Inc., 4.625%, 2023	325,000	318,906
Energy XXI Gulf Coast, Inc., 9.25%, 2017	1,235,000	1,395,550
EP Energy LLC, 9.375%, 2020	2,690,000	3,066,600
EPL Oil & Gas, Inc., 8.25%, 2018 (n)	470,000	489,975
EXCO Resources, Inc., 7.5%, 2018	315,000	299,250
Harvest Operations Corp., 6.875%, 2017	920,000	1,021,200
Hilcorp Energy I/Hilcorp Finance Co., 8%, 2020 (n)	470,000	515,825
Laredo Petroleum, Inc., 9.5%, 2019	880,000	994,400
LINN Energy LLC, 6.5%, 2019	145,000	150,075
LINN Energy LLC, 8.625%, 2020	605,000	669,281
LINN Energy LLC, 7.75%, 2021	1,285,000	1,387,800
MEG Energy Corp., 6.5%, 2021 (n)	725,000	764,875
Newfield Exploration Co., 6.875%, 2020	480,000	514,800

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Energy - Independent - continued
Plains Exploration & Production Co., 6.125%, 2019	$1,195,000	$1,320,475
Plains Exploration & Production Co., 8.625%, 2019	1,100,000	1,256,750
Plains Exploration & Production Co., 6.5%, 2020	285,000	318,488
Plains Exploration & Production Co., 6.75%, 2022	540,000	612,900
QEP Resources, Inc., 6.875%, 2021	1,490,000	1,709,775
Range Resources Corp., 8%, 2019	420,000	462,000
Range Resources Corp., 5%, 2022	725,000	741,313
Samson Investment Co., 9.75%, 2020 (n)	630,000	670,163
SandRidge Energy, Inc., 8%, 2018 (n)	735,000	776,013
SandRidge Energy, Inc., 8.125%, 2022	345,000	371,306
SM Energy Co., 6.5%, 2021	830,000	902,625
Whiting Petroleum Corp., 6.5%, 2018	440,000	473,000

		$29,675,483
Energy - Integrated - 0.2%
Pacific Rubiales Energy Corp., 7.25%, 2021 (n)	$2,137,000	$2,446,865

Engineering - Construction - 0.0%
BakerCorp International, Inc., 8.25%, 2019	$730,000	$740,950

Entertainment - 0.3%
AMC Entertainment, Inc., 8.75%, 2019	$405,000	$443,981
AMC Entertainment, Inc., 9.75%, 2020	242,000	278,905
Cedar Fair LP, 9.125%, 2018	370,000	414,400
Cedar Fair LP, 5.25%, 2021 (z)	210,000	210,000
Cinemark USA, Inc., 8.625%, 2019	955,000	1,058,856
Cinemark USA, Inc., 5.125%, 2022 (n)	160,000	160,800
NAI Entertainment Holdings LLC, 8.25%, 2017 (n)	310,000	337,900
Six Flags Entertainment Corp., 5.25%, 2021 (n)	1,260,000	1,234,800

		$4,139,642
Financial Institutions - 1.1%
Aviation Capital Group, 4.625%, 2018 (n)	$535,000	$543,328
CIT Group, Inc., 5.25%, 2014 (n)	1,340,000	1,391,925
CIT Group, Inc., 5.25%, 2018	665,000	714,875
CIT Group, Inc., 6.625%, 2018 (n)	1,624,000	1,843,240
CIT Group, Inc., 5.5%, 2019 (n)	1,125,000	1,223,438
Credit Acceptance Corp., 9.125%, 2017	680,000	741,200
Icahn Enterprises LP, 7.75%, 2016	205,000	213,456
Icahn Enterprises LP, 8%, 2018	1,291,000	1,382,984
International Lease Finance Corp., 4.875%, 2015	255,000	266,156
International Lease Finance Corp., 8.625%, 2015	270,000	307,125
International Lease Finance Corp., 7.125%, 2018 (n)	1,402,000	1,638,588

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Financial Institutions - continued
Nationstar Mortgage LLC/Capital Corp., 10.875%, 2015		$720,000	$763,200
Nationstar Mortgage LLC/Capital Corp., 9.625%, 2019 (n)		400,000	456,000
Nationstar Mortgage LLC/Capital Corp., 7.875%, 2020 (n)		695,000	759,288
PHH Corp., 9.25%, 2016		380,000	443,650
PHH Corp., 7.375%, 2019		960,000	1,080,000
SLM Corp., 8.45%, 2018		595,000	703,588
SLM Corp., 8%, 2020		1,750,000	2,025,625
SLM Corp., 7.25%, 2022		810,000	892,215

			$17,389,881
Food & Beverages - 0.6%
Ajecorp B.V., 6.5%, 2022 (n)		$1,956,000	$2,127,150
ARAMARK Corp., 8.5%, 2015		160,000	160,802
ARAMARK Corp., 5.75%, 2020 (z)		275,000	280,500
B&G Foods, Inc., 7.625%, 2018		713,000	764,693
Corporacion Jose R Lindey S.A., 6.75%, 2021 (n)		630,000	726,705
Grupo Bimbo S.A.B. de C.V., 4.5%, 2022 (n)		1,185,000	1,283,479
Marfrig Holding Europe B.V., 9.875%, 2017 (n)		1,450,000	1,515,250
Minerva Luxembourg S.A., 7.75%, 2023 (n)		555,000	595,931
Pinnacle Foods Finance LLC, 8.25%, 2017		585,000	625,950
TreeHouse Foods, Inc., 7.75%, 2018		485,000	524,406

			$8,604,866
Forest & Paper Products - 0.4%
Boise, Inc., 8%, 2020		$735,000	$810,338
Fibria Overseas Finance Ltd., 7.5%, 2020		1,953,000	2,187,360
Graphic Packaging Holding Co., 7.875%, 2018		630,000	693,000
Inversiones CMPC S.A., 4.75%, 2018 (n)		525,000	552,892
Sappi Papier Holding GmbH, 7.75%, 2017 (n)		225,000	248,625
Smurfit Kappa Group PLC, 4.875%, 2018 (n)		960,000	984,000
Smurfit Kappa Group PLC, 7.75%, 2019 (n)	EUR	225,000	322,389
Tembec Industries, Inc., 11.25%, 2018		$340,000	374,000

			$6,172,604
Gaming & Lodging - 0.7%
Boyd Gaming Corp., 9%, 2020 (n)		$490,000	$502,250
Caesars Entertainment Operating Co., Inc., 8.5%, 2020		840,000	819,000
Choice Hotels International, Inc., 5.75%, 2022		105,000	116,550
CityCenter Holdings LLC, 10.75%, 2017 (p)		310,000	342,550
FelCor Lodging LP, 5.625%, 2023 (n)		120,000	120,750
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (a)(d)(n)		505,000	316
GWR Operating Partnership LLP, 10.875%, 2017		145,000	164,303
Host Hotels & Resorts, Inc., REIT, 5.25%, 2022		345,000	383,005

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Gaming & Lodging - continued
Isle of Capri Casinos, Inc., 8.875%, 2020	$785,000	$859,575
MGM Mirage, 6.625%, 2015	585,000	631,800
MGM Resorts International, 11.375%, 2018	1,000,000	1,257,500
MGM Resorts International, 6.625%, 2021	820,000	848,700
NCL Corp., 5%, 2018 (z)	130,000	130,650
Penn National Gaming, Inc., 8.75%, 2019	1,053,000	1,195,155
Pinnacle Entertainment, Inc., 8.75%, 2020	295,000	317,494
Seven Seas Cruises S. DE R.L., 9.125%, 2019	930,000	997,425
Viking Cruises Ltd., 8.5%, 2022 (n)	705,000	774,618
Wynn Las Vegas LLC, 7.75%, 2020	965,000	1,078,388

		$10,540,029
Industrial - 0.2%
Dematic S.A., 7.75%, 2020 (z)	$810,000	$828,225
Hyva Global B.V., 8.625%, 2016 (n)	400,000	398,000
Mueller Water Products, Inc., 8.75%, 2020	211,000	238,958
Rexel S.A., 6.125%, 2019 (n)	645,000	677,250
SPL Logistics Escrow LLC, 8.875%, 2020 (n)	525,000	560,437

		$2,702,870
Insurance - 0.1%
American International Group, Inc., 8.25%, 2018	$485,000	$632,103
MetLife, Inc., 9.25% to 2038, FRN to 2068 (n)	300,000	414,000

		$1,046,103
Insurance - Property & Casualty - 0.2%
Liberty Mutual Group, Inc., 10.75% to 2038, FRN to 2088 (n)	$700,000	$1,069,250
XL Group PLC, 6.5% to 2017, FRN to 2049	1,320,000	1,287,000

		$2,356,250
International Market Quasi-Sovereign - 0.0%
Electricite de France, FRN, 5.25%, 2049 (n)	$101,000	$99,435
Israel Electric Corp. Ltd., 6.7%, 2017 (n)	402,000	446,220

		$545,655
International Market Sovereign - 0.3%
Republic of Iceland, 4.875%, 2016 (n)	$1,933,000	$2,062,623
Republic of Iceland, 5.875%, 2022 (n)	1,865,000	2,112,113

		$4,174,736
Internet - 0.0%
Baidu, Inc., 3.5%, 2022	$383,000	$380,237

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Local Authorities - 0.1%
Nashville & Davidson County, TN, Metropolitan Government Convention Center Authority (Build America Bonds), 6.731%, 2043	$115,000	$145,201
Port Authority NY & NJ (168th Series), 4.926%, 2051	395,000	443,127
San Francisco, CA, City & County Public Utilities Commission, Water Rev. (Build America Bonds), 6%, 2040	15,000	18,843
State of California (Build America Bonds), 7.625%, 2040	65,000	94,816
University of California Rev. (Build America Bonds), 5.77%, 2043	60,000	74,257

		$776,244
Machinery & Tools - 0.5%
Case New Holland, Inc., 7.875%, 2017	$1,700,000	$1,995,375
CNH America LLC, 7.25%, 2016	335,000	375,200
CNH Capital LLC, 3.875%, 2015	905,000	929,888
CNH Capital LLC, 6.25%, 2016	140,000	154,700
H&E Equipment Services LLC, 7%, 2022 (n)	960,000	1,051,200
NESCO LLC/NESCO Holdings Corp., 11.75%, 2017 (n)	975,000	1,070,063
RSC Equipment Rental, Inc., 8.25%, 2021	830,000	941,013
United Rentals North America, Inc., 5.75%, 2018	265,000	285,206
United Rentals North America, Inc., 7.625%, 2022	767,000	849,453

		$7,652,098
Major Banks - 0.3%
Bank of America Corp., 5.65%, 2018	$530,000	$615,220
Barclays Bank PLC, 7.625%, 2022	600,000	598,500
DBS Bank Ltd., 3.625% to 2017, FRN to 2022 (n)	1,801,000	1,899,309
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049 (n)	100,000	95,000
Royal Bank of Scotland Group PLC, 7.648% to 2031, FRN to 2049	1,610,000	1,698,550

		$4,906,579
Medical & Health Technology & Services - 1.1%
AmSurg Corp., 5.625%, 2020 (n)	$410,000	$430,500
Catholic Health Initiatives, 2.95%, 2022	569,000	571,799
CDRT Holding Corp., 9.25%, 2017 (n)(p)	190,000	195,462
Davita, Inc., 6.375%, 2018	2,000,000	2,132,500
Davita, Inc., 6.625%, 2020	645,000	703,050
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	175,000	200,813
Fresenius Medical Care Capital Trust III, 5.625%, 2019 (n)	615,000	665,738
Fresenius Medical Care Capital Trust III, 5.875%, 2022 (n)	405,000	444,488
HCA, Inc., 8.5%, 2019	1,640,000	1,816,300
HCA, Inc., 7.5%, 2022	1,975,000	2,271,250

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical & Health Technology & Services - continued
HCA, Inc., 5.875%, 2022	$935,000	$1,007,463
HealthSouth Corp., 8.125%, 2020	1,415,000	1,552,963
IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 2019	825,000	849,750
Select Medical Corp., 7.625%, 2015	89,000	89,000
Tenet Healthcare Corp., 9.25%, 2015	980,000	1,109,850
Tenet Healthcare Corp., 8%, 2020	550,000	600,875
Tenet Healthcare Corp., 4.5%, 2021 (n)	465,000	458,605
Universal Health Services, Inc., 7%, 2018	1,030,000	1,130,425
Universal Health Services, Inc., 7.625%, 2020	560,000	597,800
Universal Hospital Services, Inc., 7.625%, 2020 (z)	700,000	746,375
Universal Hospital Services, Inc., FRN, 3.902%, 2015	65,000	64,675

		$17,639,681
Medical Equipment - 0.1%
Biomet, Inc., 6.5%, 2020 (n)	$1,175,000	$1,242,563
Hologic, Inc., 6.25%, 2020 (n)	230,000	242,650
Physio-Control International, Inc., 9.875%, 2019 (n)	330,000	372,075
Teleflex, Inc., 6.875%, 2019	365,000	396,938

		$2,254,226
Metals & Mining - 1.1%
Arch Coal, Inc., 7.25%, 2020	$690,000	$591,675
Cloud Peak Energy, Inc., 8.25%, 2017	950,000	1,014,125
Cloud Peak Energy, Inc., 8.5%, 2019	410,000	442,800
Consol Energy, Inc., 8%, 2017	415,000	451,313
Consol Energy, Inc., 8.25%, 2020	970,000	1,069,425
First Quantum Minerals Ltd., 7.25%, 2019 (n)	875,000	877,188
Fortescue Metals Group Ltd., 8.25%, 2019 (n)	1,025,000	1,132,625
Indo Energy Finance II B.V., 6.375%, 2023 (n)	210,000	217,350
Novolipetsk Iron & Steel Corp., 4.45%, 2018 (z)	1,247,000	1,250,429
Peabody Energy Corp., 6%, 2018	1,230,000	1,306,875
Peabody Energy Corp., 6.25%, 2021	230,000	239,200
PhosAgro Bond Funding Ltd., 4.204%, 2018 (z)	2,978,000	3,011,503
Southern Copper Corp., 6.75%, 2040	1,656,000	1,917,814
Southern Copper Corp., 5.25%, 2042	453,000	437,902
Vale Overseas Ltd., 5.625%, 2019	1,134,000	1,293,258
Vale Overseas Ltd., 4.375%, 2022	2,046,000	2,129,256
Vale Overseas Ltd., 6.875%, 2039	273,000	324,827

		$17,707,565
Mortgage-Backed - 8.9%
Fannie Mae, 2.97%, 2018	$259,864	$279,903
Fannie Mae, 4.374%, 2013	67,658	67,866
Fannie Mae, 4.518%, 2013	8,476	8,476

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Fannie Mae, 5.138%, 2013	$33,980	$33,903
Fannie Mae, 4.606%, 2014	111,014	113,530
Fannie Mae, 4.629%, 2014	49,521	50,948
Fannie Mae, 4.855%, 2014	109,988	110,724
Fannie Mae, 4.935%, 2014	152,821	155,441
Fannie Mae, 5.1%, 2014 - 2019	328,460	357,817
Fannie Mae, 4.56%, 2015	69,650	74,305
Fannie Mae, 4.57%, 2015	246,554	255,384
Fannie Mae, 4.6%, 2015 - 2019	154,679	176,439
Fannie Mae, 4.7%, 2015	80,837	86,917
Fannie Mae, 4.78%, 2015	78,018	83,579
Fannie Mae, 4.79%, 2015	118,584	127,156
Fannie Mae, 4.81%, 2015	175,935	188,531
Fannie Mae, 4.815%, 2015	105,762	112,803
Fannie Mae, 4.85%, 2015	169,829	179,718
Fannie Mae, 4.856%, 2015	61,506	65,831
Fannie Mae, 4.86%, 2015	148,790	156,943
Fannie Mae, 4.907%, 2015	192,866	207,470
Fannie Mae, 5.034%, 2015	122,706	133,812
Fannie Mae, 5.275%, 2015	121,391	130,493
Fannie Mae, 5.464%, 2015	453,831	496,274
Fannie Mae, 5.5%, 2015 - 2040	11,206,211	12,253,673
Fannie Mae, 5.09%, 2016	62,800	68,393
Fannie Mae, 5.135%, 2016	256,333	284,394
Fannie Mae, 5.273%, 2016	308,956	343,154
Fannie Mae, 5.35%, 2016	97,863	108,730
Fannie Mae, 5.395%, 2016	103,826	115,371
Fannie Mae, 5.424%, 2016	117,699	131,603
Fannie Mae, 5.45%, 2016	110,000	124,065
Fannie Mae, 5.725%, 2016	225,419	254,298
Fannie Mae, 5.845%, 2016	33,300	35,754
Fannie Mae, 5.93%, 2016	109,394	121,558
Fannie Mae, 1.114%, 2017	1,200,000	1,212,372
Fannie Mae, 1.9%, 2017	197,478	203,145
Fannie Mae, 2.71%, 2017	56,646	60,479
Fannie Mae, 3.308%, 2017	483,263	526,751
Fannie Mae, 5.05%, 2017 - 2019	119,778	133,514
Fannie Mae, 5.478%, 2017	196,299	226,874
Fannie Mae, 5.508%, 2017	62,380	69,820
Fannie Mae, 6%, 2017 - 2038	1,715,088	1,897,016
Fannie Mae, 6.5%, 2017 - 2037	494,702	554,422
Fannie Mae, 2.578%, 2018	900,000	960,467
Fannie Mae, 3.8%, 2018	89,516	99,251

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Fannie Mae, 3.849%, 2018	$294,334	$328,848
Fannie Mae, 3.91%, 2018	116,921	129,944
Fannie Mae, 3.99%, 2018	150,000	168,193
Fannie Mae, 4%, 2018 - 2041	4,961,194	5,299,443
Fannie Mae, 4.19%, 2018	107,480	121,028
Fannie Mae, 5.16%, 2018	212,836	232,393
Fannie Mae, 5.34%, 2018	372,741	436,631
Fannie Mae, 4.45%, 2019	90,171	103,498
Fannie Mae, 4.5%, 2019 - 2041	1,714,353	1,864,867
Fannie Mae, 4.67%, 2019	28,000	32,387
Fannie Mae, 4.83%, 2019	71,679	82,582
Fannie Mae, 4.876%, 2019	112,562	129,831
Fannie Mae, 5%, 2019 - 2041	6,301,730	6,868,164
Fannie Mae, 5.08%, 2019	23,775	27,015
Fannie Mae, 5.51%, 2019	114,693	131,250
Fannie Mae, 3.87%, 2020	70,378	78,694
Fannie Mae, 4.14%, 2020	42,563	48,243
Fannie Mae, 5.19%, 2020	108,059	123,406
Fannie Mae, 4.5%, 2025	91,956	99,209
Fannie Mae, 3%, 2027	112,650	118,775
Fannie Mae, 3.5%, 2042	676,751	719,699
Fannie Mae, TBA, 2.5%, 2028	5,873,000	6,099,661
Fannie Mae, TBA, 3%, 2028 - 2043	14,774,818	15,288,770
Fannie Mae, TBA, 3.5%, 2043	11,090,000	11,716,474
Fannie Mae, TBA, 4.5%, 2043	3,500,000	3,757,305
Freddie Mac, 1.655%, 2016	1,277,929	1,314,634
Freddie Mac, 3.882%, 2017	555,000	618,585
Freddie Mac, 6%, 2017 - 2038	895,270	994,652
Freddie Mac, 2.303%, 2018	1,515,000	1,588,168
Freddie Mac, 2.323%, 2018	1,765,000	1,852,322
Freddie Mac, 2.412%, 2018	1,000,000	1,048,361
Freddie Mac, 2.699%, 2018	1,300,000	1,389,447
Freddie Mac, 3.154%, 2018	514,000	558,732
Freddie Mac, 5%, 2018 - 2040	713,286	768,182
Freddie Mac, 1.883%, 2019	1,000,000	1,022,035
Freddie Mac, 2.086%, 2019	1,175,000	1,217,056
Freddie Mac, 2.13%, 2019	1,200,000	1,246,331
Freddie Mac, 4.186%, 2019	146,000	167,174
Freddie Mac, 5.085%, 2019	162,000	190,465
Freddie Mac, 2.757%, 2020	275,149	291,884
Freddie Mac, 3.32%, 2020	251,213	271,708
Freddie Mac, 4.224%, 2020	99,963	114,981
Freddie Mac, 4.251%, 2020	230,000	264,736

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Freddie Mac, 4.5%, 2024 - 2041	$1,066,323	$1,141,105
Freddie Mac, 5.5%, 2024 - 2041	3,853,008	4,209,782
Freddie Mac, 4%, 2025	225,357	239,530
Freddie Mac, 6.5%, 2037 - 2038	141,871	158,130
Freddie Mac, 3.5%, 2041 - 2042	1,038,058	1,099,976
Freddie Mac, TBA, 2.5%, 2028	8,730,000	9,034,006
Freddie Mac, TBA, 3%, 2043	1,850,000	1,900,875
Freddie Mac, TBA, 3.5%, 2043	3,790,000	3,989,567
Ginnie Mae, 4.5%, 2033 - 2041	2,147,221	2,366,788
Ginnie Mae, 5.5%, 2033 - 2042	880,956	970,289
Ginnie Mae, 4%, 2039 - 2040	379,917	415,268
Ginnie Mae, 3.5%, 2041 - 2042	760,611	827,464
Ginnie Mae, 3%, 2043	4,650,000	4,869,422
Ginnie Mae, 5.612%, 2058	228,633	243,047
Ginnie Mae, 6.357%, 2058	168,065	181,046
Ginnie Mae, TBA, 3%, 2043	6,200,000	6,480,562
Ginnie Mae, TBA, 3.5%, 2043	7,000,000	7,496,876

		$137,988,863
Municipals - 0.0%
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 2023	$595,000	$590,627

Natural Gas - Distribution - 0.1%
AmeriGas Finance LLC, 6.75%, 2020	$685,000	$738,088
Ferrellgas LP/Ferrellgas Finance Corp., 6.5%, 2021	570,000	577,838

		$1,315,926
Natural Gas - Pipeline - 0.6%
Access Midstream Partners Co., 4.875%, 2023	$300,000	$297,000
Crosstex Energy, Inc., 8.875%, 2018	1,500,000	1,616,250
El Paso Corp., 7%, 2017	1,545,000	1,757,865
El Paso Corp., 7.75%, 2032	1,370,000	1,545,111
Energy Transfer Equity LP, 7.5%, 2020	1,090,000	1,245,325
Enterprise Products Partners LP, 8.375% to 2016, FRN to 2066	537,000	613,523
Enterprise Products Partners LP, 7.034% to 2018, FRN to 2068	71,000	81,118
Inergy Midstream LP, 6%, 2020 (n)	995,000	1,029,825
MarkWest Energy Partners LP, 5.5%, 2023	465,000	488,250
Rockies Express Pipeline LLC, 5.625%, 2020 (n)	176,000	164,120
Sabine Pass Liquefaction, 5.625%, 2021 (n)	430,000	443,975

		$9,282,362
Network & Telecom - 0.5%
Centurylink, Inc., 7.65%, 2042	$1,245,000	$1,215,515
Cincinnati Bell, Inc., 8.25%, 2017	260,000	275,600

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Network & Telecom - continued
Citizens Communications Co., 9%, 2031	$260,000	$267,800
Eileme 2 AB, 11.625%, 2020 (n)	400,000	462,000
Frontier Communications Corp., 8.125%, 2018	1,295,000	1,466,588
Qwest Communications International, Inc., 7.125%, 2018 (n)	780,000	810,629
Telefonica Celular del Paraguay S.A., 6.75%, 2022 (n)	1,333,000	1,429,642
TW Telecom Holdings, Inc., 5.375%, 2022	300,000	312,750
Windstream Corp., 8.125%, 2018	150,000	164,250
Windstream Corp., 7.75%, 2020	640,000	688,000
Windstream Corp., 7.75%, 2021	825,000	888,938

		$7,981,712
Oil Services - 0.4%
Afren PLC, 11.5%, 2016 (n)	$200,000	$234,500
Afren PLC, 10.25%, 2019 (n)	216,000	254,761
Bristow Group, Inc., 6.25%, 2022	295,000	317,125
Chesapeake Energy Corp., 6.625%, 2019 (n)	175,000	180,688
Dresser-Rand Group, Inc., 6.5%, 2021	215,000	227,900
Edgen Murray Corp., 8.75%, 2020 (n)	605,000	620,125
Pioneer Energy Services Corp., 9.875%, 2018	535,000	584,488
Qgog Constellation S.A., 6.25%, 2019 (n)	1,982,000	2,066,235
Shale-Inland Holdings LLC/Finance Co., 8.75%, 2019 (n)	705,000	742,013
Unit Corp., 6.625%, 2021	1,395,000	1,450,800

		$6,678,635
Other Banks & Diversified Financials - 2.0%
Alfa Bank, 7.5%, 2019 (n)	$1,274,000	$1,375,041
Ally Financial, Inc., 5.5%, 2017	2,480,000	2,688,752
Ally Financial, Inc., 6.25%, 2017	430,000	480,206
Banco de Credito del Peru, 6.125% to 2022, FRN to 2027 (n)	1,874,000	2,008,928
Banco de Credito e Inversiones, 4%, 2023 (z)	651,000	639,565
Banco de Reservas de La Republica Dominicana, 7%, 2023 (n)	1,705,000	1,696,475
Banco Santander S.A., 4.125%, 2022 (n)	1,607,000	1,594,144
Bancolombia S.A., 5.95%, 2021	1,374,000	1,569,795
Bancolombia S.A., 5.125%, 2022	407,000	413,105
Bangkok Bank (Hong Kong), 3.875%, 2022 (n)	581,000	599,615
BBVA Banco Continental S.A., 5%, 2022 (n)	1,265,000	1,325,720
BBVA Bancomer S.A. de C.V., 6.5%, 2021 (n)	1,770,000	2,000,100
BBVA Bancomer S.A. de C.V., 6.75%, 2022 (n)	1,788,000	2,049,495
BBVA Continental, 5.75%, 2017 (n)	500,000	544,000
CorpBanca, 3.125%, 2018	629,000	620,128
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	665,000	817,444
Grupo Aval Ltd., 4.75%, 2022 (n)	2,092,000	2,102,460
Industrial Senior Trust, 5.5%, 2022 (n)	2,082,000	2,071,590
LBG Capital No. 1 PLC, 7.875%, 2020 (n)	1,390,000	1,525,247

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Other Banks & Diversified Financials - continued
PKO Finance AB, 4.63%, 2022 (n)		$590,000	$612,125
Santander UK PLC, 8.963% to 2030, FRN to 2049		1,674,000	1,941,840
Turkiye Is Bankasi A.S., 3.875%, 2017 (n)		380,000	389,024
Turkiye Is Bankasi A.S., 6%, 2022 (n)		284,000	299,974
UBS AG, 7.625%, 2022		310,000	345,968
Yapi Ve Kredi Bankasi, 5.5%, 2022 (n)		671,000	676,870

			$30,387,611
Pharmaceuticals - 0.2%
Capsugel FinanceCo. SCA, 9.875%, 2019 (n)	EUR	325,000	$477,342
Valeant Pharmaceuticals International, Inc., 7%, 2020 (n)		$760,000	829,349
Valeant Pharmaceuticals International, Inc., 7.25%, 2022 (n)		1,450,000	1,600,437

			$2,907,128
Pollution Control - 0.1%
Heckmann Corp., 9.875%, 2018		$1,005,000	$1,048,969
Heckmann Corp., 9.875%, 2018 (z)		185,000	191,706

			$1,240,675
Precious Metals & Minerals - 0.1%
Eldorado Gold Corp., 6.125%, 2020 (n)		$485,000	$504,400
IAMGOLD Corp., 6.75%, 2020 (n)		1,070,000	1,035,225

			$1,539,625
Printing & Publishing - 0.1%
American Media, Inc., 13.5%, 2018 (z)		$26,083	$19,823
Nielsen Finance LLC, 7.75%, 2018		385,000	426,388
Nielsen Finance LLC, 4.5%, 2020 (n)		845,000	834,438

			$1,280,649
Railroad & Shipping - 0.1%
Brunswick Rail Finance Ltd., 6.5%, 2017 (n)		$2,005,000	$2,146,152
Kansas City Southern de Mexico S.A. de C.V., 6.125%, 2021		145,000	162,763

			$2,308,915
Real Estate - 0.3%
CB Richard Ellis Group, Inc., 11.625%, 2017		$235,000	$254,681
CNL Lifestyle Properties, Inc., REIT, 7.25%, 2019		640,000	636,800
DuPont Fabros Technology, Inc., REIT, 8.5%, 2017		685,000	744,081
Entertainment Properties Trust, REIT, 7.75%, 2020		715,000	849,908
Kennedy Wilson, Inc., 8.75%, 2019		210,000	224,438
MPT Operating Partnership LP, REIT, 6.875%, 2021		940,000	1,014,025
MPT Operating Partnership LP, REIT, 6.375%, 2022		515,000	549,119

			$4,273,052

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Retailers - 0.7%
Academy Ltd., 9.25%, 2019 (n)	$330,000	$369,600
Burlington Coat Factory Warehouse Corp., 10%, 2019	885,000	975,713
Cencosud S.A., 4.875%, 2023 (n)	1,999,000	2,013,807
J. Crew Group, Inc., 8.125%, 2019	885,000	949,163
Limited Brands, Inc., 6.9%, 2017	1,110,000	1,273,725
Limited Brands, Inc., 6.95%, 2033	60,000	61,200
Pantry, Inc., 8.375%, 2020 (n)	275,000	295,281
Rite Aid Corp., 9.5%, 2017	340,000	357,425
Rite Aid Corp., 9.25%, 2020	1,140,000	1,276,800
Sally Beauty Holdings, Inc., 6.875%, 2019	225,000	250,875
Toys “R” Us Property Co. II LLC, 8.5%, 2017	1,125,000	1,184,063
Toys “R” Us, Inc., 10.75%, 2017	580,000	622,775
YCC Holdings LLC/Yankee Finance, Inc., 10.25%, 2016 (p)	470,000	484,692

		$10,115,119
Specialty Chemicals - 0.2%
Eagle Spinco, Inc., 4.625%, 2021 (n)	$160,000	$162,600
Georgia Gulf Corp., 4.875%, 2023 (n)	60,000	60,900
Koppers, Inc., 7.875%, 2019	465,000	511,500
Mexichem S.A.B. de C.V., 4.875%, 2022 (n)	1,402,000	1,479,110
SIBUR Securities Ltd., 3.914%, 2018 (n)	659,000	655,705

		$2,869,815
Specialty Stores - 0.1%
Gymboree Corp., 9.125%, 2018	$177,000	$165,274
Michaels Stores, Inc., 11.375%, 2016	81,000	84,646
Michaels Stores, Inc., 7.75%, 2018	675,000	736,594

		$986,514
Steel - 0.0%
Severstal, 5.9%, 2022 (n)	$403,000	$412,672

Supermarkets - 0.0%
SMU S.A., 7.75%, 2020 (z)	$716,000	$732,109

Supranational - 0.1%
Eurasian Development Bank, 4.767%, 2022 (n)	$1,352,000	$1,395,940

Telecommunications - Wireless - 1.3%
America Movil S.A.B. de C.V., 5%, 2020	$877,000	$997,661
America Movil S.A.B. de C.V., 3.125%, 2022	2,248,000	2,236,558
Clearwire Corp., 12%, 2015 (n)	760,000	822,700
Cricket Communications, Inc., 7.75%, 2016	500,000	525,600

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Telecommunications - Wireless - continued
Cricket Communications, Inc., 7.75%, 2020	$620,000	$632,400
Crown Castle International Corp., 7.125%, 2019	1,235,000	1,352,325
Crown Castle International Corp., 5.25%, 2023	700,000	717,500
Digicel Group Ltd., 8.25%, 2017 (n)	856,000	903,080
Digicel Group Ltd., 10.5%, 2018 (n)	895,000	984,500
Digicel Group Ltd., 8.25%, 2020 (n)	396,000	422,334
Digicel Group Ltd., 6%, 2021 (z)	1,389,000	1,385,527
MetroPCS Wireless, Inc., 7.875%, 2018	1,030,000	1,111,113
Sprint Capital Corp., 6.875%, 2028	770,000	777,700
Sprint Nextel Corp., 6%, 2016	2,280,000	2,462,400
Sprint Nextel Corp., 8.375%, 2017	870,000	1,009,200
Sprint Nextel Corp., 9%, 2018 (n)	235,000	291,399
Sprint Nextel Corp., 6%, 2022	885,000	893,850
VimpelCom Ltd., 5.95%, 2023 (z)	414,000	413,482
Wind Acquisition Finance S.A., 11.75%, 2017 (n)	820,000	863,049
Wind Acquisition Finance S.A., 7.25%, 2018 (n)	1,465,000	1,508,949

		$20,311,327
Telephone Services - 0.1%
Cogent Communications Group, Inc., 8.375%, 2018 (n)	$105,000	$116,550
Level 3 Financing, Inc., 9.375%, 2019	920,000	1,031,550
Level 3 Financing, Inc., 7%, 2020 (n)	170,000	178,500
Level 3 Financing, Inc., 8.625%, 2020	550,000	610,500

		$1,937,100
Transportation - 0.0%
Navios South American Logistics, Inc., 9.25%, 2019	$623,000	$654,150

Transportation - Services - 0.6%
ACL I Corp., 10.625%, 2016 (p)	$956,791	$996,192
Aguila American Resources Ltd., 7.875%, 2018 (n)	845,000	895,700
Avis Budget Car Rental LLC, 8.25%, 2019	405,000	442,463
Avis Budget Car Rental LLC, 9.75%, 2020	185,000	213,213
CEVA Group PLC, 8.375%, 2017 (n)	1,445,000	1,495,575
Commercial Barge Line Co., 12.5%, 2017	1,586,000	1,736,670
HDTFS, Inc., 5.875%, 2020 (n)	135,000	140,400
Navios Maritime Acquisition Corp., 8.625%, 2017	555,000	555,000
Navios Maritime Holdings, Inc., 8.875%, 2017	1,094,000	1,113,145
Swift Services Holdings, Inc., 10%, 2018	1,505,000	1,723,225

		$9,311,583
U.S. Government Agencies and Equivalents - 0.7%
Aid-Egypt, 4.45%, 2015	$170,000	$187,963
Fannie Mae, 1.125%, 2017	5,500,000	5,604,720

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
U.S. Government Agencies and Equivalents - continued
Freddie Mac, 2.375%, 2022	$4,680,000	$4,861,336
Small Business Administration, 6.34%, 2021	117,179	129,906
Small Business Administration, 6.07%, 2022	117,043	129,875
Small Business Administration, 5.16%, 2028	195,192	223,703
Small Business Administration, 2.21%, 2033	428,000	433,808

		$11,571,311
U.S. Treasury Obligations - 7.0%
U.S. Treasury Bonds, 9.25%, 2016	$47,000	$59,290
U.S. Treasury Bonds, 6.375%, 2027	106,000	157,609
U.S. Treasury Bonds, 5.25%, 2029	86,000	116,530
U.S. Treasury Bonds, 4.5%, 2036	70,000	89,316
U.S. Treasury Bonds, 4.375%, 2038	638,000	801,687
U.S. Treasury Bonds, 4.5%, 2039	8,172,000	10,490,805
U.S. Treasury Notes, 3.125%, 2013	305,000	310,278
U.S. Treasury Notes, 4%, 2014	18,000	18,659
U.S. Treasury Notes, 1.875%, 2014	40,392,000	41,072,040
U.S. Treasury Notes, 1.875%, 2014	417,000	425,128
U.S. Treasury Notes, 4%, 2015	1,397,000	1,499,319
U.S. Treasury Notes, 2.125%, 2015	14,254,000	14,845,313
U.S. Treasury Notes, 0.875%, 2016	30,586,000	30,999,400
U.S. Treasury Notes, 2.625%, 2018	955,000	1,043,114
U.S. Treasury Notes, 2.75%, 2019	1,590,000	1,752,479
U.S. Treasury Notes, 3.125%, 2019	454,000	511,459
U.S. Treasury Notes, 3.5%, 2020	1,584,000	1,827,046
U.S. Treasury Notes, 1.75%, 2022	2,053,000	2,051,074

		$108,070,546
Utilities - Electric Power - 1.1%
AES Corp., 8%, 2017	$1,260,000	$1,455,300
AES Corp., 7.375%, 2021	320,000	361,600
Calpine Corp., 8%, 2016 (n)	675,000	712,125
Calpine Corp., 7.875%, 2020 (n)	1,272,000	1,402,380
Covanta Holding Corp., 7.25%, 2020	1,455,000	1,596,083
Covanta Holding Corp., 6.375%, 2022	165,000	178,915
EDP Finance B.V., 6%, 2018 (n)	1,365,000	1,426,425
Empresa de Energia de Bogota S.A., 6.125%, 2021 (n)	200,000	223,500
Energy Future Holdings Corp., 10%, 2020 (n)	905,000	1,020,388
Energy Future Holdings Corp., 10%, 2020	3,200,000	3,632,000
Energy Future Holdings Corp., 11.75%, 2022 (n)	480,000	554,400
GenOn Energy, Inc., 9.5%, 2018	1,295,000	1,541,050
GenOn Energy, Inc., 9.875%, 2020	625,000	718,750
NRG Energy, Inc., 8.25%, 2020	1,160,000	1,312,250

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Utilities - Electric Power - continued
Texas Competitive Electric Holdings Co. LLC, 11.5%, 2020 (n)	$195,000	$146,249

		$16,281,415
Total Bonds (Identified Cost, $782,925,704)		$809,827,607

Common Stocks - 41.4%
Aerospace - 0.4%
L-3 Communications Holdings, Inc.	23,620	$1,801,497
Lockheed Martin Corp.	50,570	4,450,160

		$6,251,657
Automotive - 0.3%
Accuride Corp. (a)	5,511	$22,320
Delphi Automotive PLC	72,221	3,022,449
Johnson Controls, Inc.	58,664	1,846,156

		$4,890,925
Broadcasting - 0.1%
CBS Corp., “B”	44,067	$1,912,067
New Young Broadcasting Holding Co., Inc. (a)	19	70,300

		$1,982,367
Brokerage & Asset Managers - 0.2%
BlackRock, Inc.	10,664	$2,556,694
Prospect Capital Corp.	61,740	688,401

		$3,245,095
Cable TV - 0.5%
Comcast Corp., “A”	47,067	$1,872,796
Time Warner Cable, Inc.	59,870	5,172,169

		$7,044,965
Chemicals - 0.5%
CF Industries Holdings, Inc.	17,653	$3,545,252
Huntsman Corp.	242,588	4,179,791

		$7,725,043
Computer Software - 0.2%
Microsoft Corp.	109,034	$3,031,145

Computer Software - Systems - 0.5%
Hewlett-Packard Co.	264,807	$5,333,213
Western Digital Corp.	49,000	2,310,840

		$7,644,053

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Construction - 0.1%
Stanley Black & Decker, Inc.	23,327	$1,835,835

Consumer Products - 0.4%
Newell Rubbermaid, Inc.	77,636	$1,812,024
Nu Skin Enterprises, Inc., “A”	98,354	4,052,185
Procter & Gamble Co.	13,856	1,055,550

		$6,919,759
Containers - 0.1%
Packaging Corp. of America	44,170	$1,845,423

Electrical Equipment - 0.2%
General Electric Co.	108,308	$2,514,912

Electronics - 0.5%
Intel Corp.	130,501	$2,720,946
KLA-Tencor Corp.	67,725	3,708,621
Microchip Technology, Inc.	26,045	949,861

		$7,379,428
Energy - Independent - 1.1%
Energy XXI (Bermuda) Ltd.	35,710	$1,061,658
HollyFrontier Corp.	87,716	4,929,639
Marathon Oil Corp.	74,540	2,497,090
Marathon Petroleum Corp.	65,111	5,396,400
Occidental Petroleum Corp.	14,296	1,176,990
Valero Energy Corp.	38,633	1,761,278
WPX Energy, Inc. (a)	41,719	591,993

		$17,415,048
Energy - Integrated - 2.4%
Chevron Corp.	125,100	$14,655,465
Exxon Mobil Corp.	246,315	22,057,508

		$36,712,973
Entertainment - 0.2%
Regal Entertainment Group, “A” (l)	157,939	$2,474,904

Food & Beverages - 0.3%
Coca-Cola Enterprises, Inc.	97,257	$3,479,855
General Mills, Inc.	36,717	1,698,161

		$5,178,016

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Drug Stores - 0.7%
CVS Caremark Corp.	131,702	$6,732,606
Kroger Co.	104,190	3,043,390
Walgreen Co.	42,620	1,744,863

		$11,520,859
Forest & Paper Products - 0.2%
International Paper Co.	58,582	$2,578,194

Furniture & Appliances - 0.3%
Whirlpool Corp.	35,640	$4,025,538

General Merchandise - 0.3%
Macy’s, Inc.	121,998	$5,014,118

Health Maintenance Organizations - 0.3%
Aetna, Inc.	111,509	$5,262,110

Insurance - 2.1%
Aflac, Inc.	30,399	$1,518,430
American International Group, Inc. (a)	74,754	2,841,400
Everest Re Group Ltd.	46,046	5,737,792
Hartford Financial Services Group, Inc.	116,388	2,747,921
MetLife, Inc.	127,734	4,526,893
Prudential Financial, Inc.	86,395	4,800,970
Travelers Cos., Inc.	67,361	5,417,172
Validus Holdings Ltd.	130,175	4,638,135

		$32,228,713
Leisure & Toys - 0.4%
Activision Blizzard, Inc.	107,986	$1,544,200
Mattel, Inc.	100,923	4,112,612

		$5,656,812
Machinery & Tools - 0.5%
Eaton Corp. PLC	127,308	$7,889,277

Major Banks - 2.6%
Goldman Sachs Group, Inc.	62,588	$9,373,179
JPMorgan Chase & Co.	292,382	14,303,327
KeyCorp	372,632	3,499,014
PNC Financial Services Group, Inc.	105,514	6,583,018
Wells Fargo & Co.	176,450	6,189,866

		$39,948,404

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical & Health Technology & Services - 0.4%
HCA Holdings, Inc.	174,523	$6,473,058

Medical Equipment - 0.2%
Medtronic, Inc.	26,978	$1,212,931
Thermo Fisher Scientific, Inc.	27,790	2,050,902

		$3,263,833
Metals & Mining - 0.2%
Cliffs Natural Resources, Inc. (l)	152,083	$3,872,033

Natural Gas - Distribution - 0.2%
NiSource, Inc.	134,692	$3,730,968

Other Banks & Diversified Financials - 1.0%
Citigroup, Inc.	113,933	$4,781,768
Discover Financial Services	156,370	6,024,936
SunTrust Banks, Inc.	152,304	4,202,067

		$15,008,771
Pharmaceuticals - 2.1%
AbbVie, Inc.	51,669	$1,907,619
Johnson & Johnson	137,949	10,499,298
Merck & Co., Inc.	149,807	6,401,253
Pfizer, Inc.	524,580	14,357,755

		$33,165,925
Printing & Publishing - 0.1%
American Media Operations, Inc. (a)	6,684	$35,091
Gannett Co. Inc.	47,290	949,110

		$984,201
Railroad & Shipping - 0.1%
Kansas City Southern Co.	14,126	$1,454,554

Real Estate - 18.5%
Alexandria Real Estate Equities, Inc., REIT	126,693	$9,012,940
Atrium European Real Estate Ltd.	451,359	2,706,525
AvalonBay Communities, Inc., REIT	95,375	11,905,661
Big Yellow Group PLC, REIT	461,400	2,613,676
BioMed Realty Trust, Inc., REIT	486,676	10,278,597
Boston Properties, Inc., REIT	99,085	10,292,950
Corporate Office Properties Trust, REIT	229,740	5,943,374
DDR Corp., REIT	387,970	6,700,242

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Real Estate - continued
Digital Realty Trust, Inc., REIT	84,178	$5,638,242
EastGroup Properties, Inc., REIT	159,990	9,089,032
EPR Properties, REIT	130,970	6,390,026
Equity Lifestyle Properties, Inc., REIT	161,256	11,882,955
Federal Realty Investment Trust, REIT	72,227	7,671,230
Home Properties, Inc., REIT	148,880	9,293,090
Host Hotels & Resorts, Inc., REIT	785,448	13,093,418
Medical Properties Trust, Inc., REIT	680,327	9,878,348
Mid-America Apartment Communities, Inc., REIT	177,167	12,302,476
National Health Investors, Inc., REIT	133,000	8,618,400
National Retail Properties, Inc., REIT	242,310	8,347,580
Plum Creek Timber Co. Inc., REIT	257,116	12,470,126
Public Storage, Inc., REIT	154,472	23,357,711
Retail Opportunity Investment Corp., REIT	464,450	5,996,050
Simon Property Group, Inc., REIT	194,551	30,906,372
Spirit Realty Capital, Inc., REIT	207,250	4,128,420
Tanger Factory Outlet Centers, Inc., REIT	277,118	9,779,494
Ventas, Inc., REIT	177,102	12,535,280
Vornado Realty Trust, REIT	191,373	15,350,028
Weyerhaeuser Co., REIT	346,136	10,179,860

		$286,362,103
Specialty Stores - 0.2%
American Eagle Outfitters, Inc.	125,805	$2,601,647

Telecommunications - Wireless - 0.1%
American Tower Corp., REIT	29,530	$2,291,528

Telephone Services - 0.9%
AT&T, Inc.	197,593	$7,095,565
CenturyLink, Inc.	119,550	4,144,799
Verizon Communications, Inc.	57,740	2,686,642

		$13,927,006
Tobacco - 0.4%
Altria Group, Inc.	21,129	$708,878
Lorillard, Inc.	99,504	3,834,884
Philip Morris International, Inc.	24,989	2,292,741

		$6,836,503
Utilities - Electric Power - 1.6%
AES Corp.	114,128	$1,326,167
Alliant Energy Corp.	77,866	3,713,430
American Electric Power Co., Inc.	130,398	6,101,322

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Utilities - Electric Power - continued
FirstEnergy Corp.	42,690	$1,685,401
NRG Energy, Inc.	157,280	3,774,720
PG&E Corp.	82,741	3,528,076
PPL Corp.	136,257	4,199,441

		$24,328,557
Total Common Stocks (Identified Cost, $569,338,667)		$642,516,260

Floating Rate Loans (g)(r) - 0.1%
Aerospace - 0.0%
Transdigm Inc., New Term Loan C, 2020 (o)	$110,361	$110,582

Conglomerates - 0.1%
Silver II Borrower SCA, New Term Loan B, 2019 (o)	$493,052	$494,284

Energy - Independent - 0.0%
Meg Energy Corp., New Term Loan B, 3.75%, 2020	$460,814	$461,774

Financial Institutions - 0.0%
Springleaf Finance Corp., Term Loan, 5.5%, 2017	$147,839	$148,670

Food & Beverages - 0.0%
ARAMARK Corp., Term Loan D, 2019 (o)	$110,367	$110,643
Total Floating Rate Loans (Identified Cost, $1,322,595)		$1,325,953

Convertible Preferred Stocks - 0.1%
Automotive - 0.1%
General Motors Co., 4.75% (Identified Cost, $684,947)	$15,010	$626,968

Preferred Stocks - 0.1%
Other Banks & Diversified Financials - 0.1%
Ally Financial, Inc., 7% (z)	620	$603,241
GMAC Capital Trust I, 8.125%	22,075	585,871
Total Preferred Stocks (Identified Cost, $1,134,696)		$1,189,112

	Strike Price	First Exercise
Warrants - 0.0%
Broadcasting - 0.0%
New Young Broadcasting Holding Co., Inc. (1 share for 1 warrant) (Identified Cost, $102,195) (a)	$0.01	7/14/10	54	$199,800

Portfolio of Investments – continued

Convertible Bonds - 0.1%
Issuer	Shares/Par	Value ($)
Network & Telecom - 0.1%
Nortel Networks Corp., 2.125%, 2014 (Identified Cost, $927,975) (a)(d)	$940,000	$909,450

Issuer/Expiration Date/Strike Price	Number of Contracts
Put Options Purchased - 0.0%
iShares Dow Jones U.S. Real Estate - March 2013 @ $57	1,725	$87,975
iShares Dow Jones U.S. Real Estate - June 2013 @ $55	4,100	69,700
iShares Dow Jones U.S. Real Estate - June 2013 @ $62	2,500	142,500
iShares Dow Jones U.S. Real Estate - September 2013 @ $60	2,200	213,400
Total Put Options Purchased (Premiums Paid, $1,104,725)		$513,575

Call Options Purchased - 0.0%
Russell 2000 Index - June 2013 @ 950 (Premiums Paid, $176,318)	148	$223,480

Issuer	Shares/Par
Money Market Funds - 10.0%
MFS Institutional Money Market Portfolio, 0.13%, at Cost and Net Asset Value (v)	154,459,260	$154,459,260

Collateral for Securities Loaned - 0.3%
Morgan Stanley Repurchase Agreement, 0.17%, dated 2/28/13, due 3/01/13, total to be received $4,916,669 (secured by U.S. Treasury and Federal Agency obligations valued at $5,015,026, in an individually traded account), at Cost and Net Asset Value	4,916,646	$4,916,646
Total Investments (Identified Cost, $1,517,093,728)		$1,616,708,111

Other Assets, Less Liabilities - (4.3)%		(66,154,311)
Net Assets - 100.0%		$1,550,553,800

(a)	Non-income producing security.
(d)	In default. Interest and/or scheduled principal payment(s) have been missed.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(l)	A portion of this security is on loan.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $241,238,374, representing 15.6% of net assets.
(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown represents the weighted average coupon rate for settled amounts.
(p)	Payment-in-kind security.

Portfolio of Investments – continued

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
ARAMARK Corp., 5.75%, 2020	2/22/13	$275,000	$280,500
Ally Financial, Inc., 7% (Preferred Stock)	4/13/11-11/27/12	597,000	603,241
American Media, Inc., 13.5%, 2018	12/28/10	26,417	19,823
Banco de Credito e Inversiones, 4%, 2023	2/06/13	646,299	639,565
Cedar Fair LP, 5.25%, 2021	2/28/13	210,000	210,000
Country Garden Holdings Co. Ltd., 7.5%, 2023	1/03/13	223,000	231,363
Dematic S.A., 7.75%, 2020	12/13/12-1/15/13	816,799	828,225
Digicel Group Ltd., 6%, 2021	2/19/13	1,389,000	1,385,527
El Fondo Mivivienda S.A., 3.5%, 2023	1/24/13	214,176	210,600
G-Force LLC, CDO, “A2”, 4.83%, 2036	1/20/11	120,774	125,278
Heckler & Koch GmbH, 9.5%, 2018	5/06/11-1/02/13	573,676	517,063
Heckmann Corp., 9.875%, 2018	10/26/12	185,442	191,706
LBI Media, Inc., 13.5% to 2015, 11.5% to 2020	1/02/13	33,417	32,785
Local TV Finance LLC, 9.25%, 2015	11/09/07-2/06/13	803,736	809,855
Lynx I Corp., 5.375%, 2021	2/07/13	430,000	440,750
Lynx II Corp., 6.375%, 2023	2/07/13	285,000	295,331
NCL Corp., 5%, 2018	2/01/13	129,294	130,650
NXP B.V., 5.75%, 2021	1/31/13	225,000	230,063
Novolipetsk Iron & Steel Corp., 4.45%, 2018	2/11/13	1,247,000	1,250,429
PhosAgro Bond Funding Ltd., 4.204%, 2018	2/06/13-2/08/13	2,996,050	3,011,503
Republic of Guatemala, 4.875%, 2028	2/06/13-2/08/13	2,247,255	2,215,538
Republic of Romania, 4.375%, 2023	2/14/13	787,757	788,040
Republic of Serbia, 4.875%, 2020	2/14/13	577,626	575,508
SMU S.A., 7.75%, 2020	2/05/13	716,000	732,109
Universal Hospital Services, Inc., 7.625%, 2020	2/07/13	744,408	746,375
VimpelCom Ltd., 5.95%, 2023	2/06/13	414,000	413,482
Total Restricted Securities			$16,915,309
% of Net assets			1.1%

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 2/28/13

Forward Foreign Currency Exchange Contracts at 2/28/13

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	EUR	Barclays Bank PLC	160,000	4/15/13	$213,695	$208,955	$4,740
SELL	EUR	Deutsche Bank AG	1,011,098	4/15/13	1,322,681	1,320,462	2,219
SELL	EUR	JPMorgan Chase Bank	1,011,098	4/15/13	1,322,574	1,320,462	2,112

							$9,071

Swap Agreements at 2/28/13

Expiration		Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Liability Derivatives `
Credit Default Swap Agreements
3/20/23	USD	4,573,000	Citibank(a)	1% (fixed rate)	(1)	$(186,523)
3/20/23	USD	6,148,000	Barclays Bank(b)	1% (fixed rate)	(2)	(364,477)
3/20/23	USD	4,716,000	Citibank(c)	1% (fixed rate)	(3)	(382,856)
3/20/23	USD	5,570,000	Merrill Lynch International(d)	1% (fixed rate)	(4)	(418,264)
3/20/23	USD	5,250,000	Citibank(e)	1% (fixed rate)	(5)	(182,090)

						$(1,534,210)

(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by Republic of Philippines, 10.625%, 3/16/25, a BB+ rated bond. The fund entered into the contract to gain issuer exposure.
(2)	Fund, as protection seller, to pay notional amount upon a defined credit event by Federal Republic of Brazil, 12.25%, 3/6/30, a BBB rated bond. The fund entered into the contract to gain issuer exposure.
(3)	Fund, as protection seller, to pay notional amount upon a defined credit event by Russian Federation, 7.5%, 3/31/30, a BBB rated bond. The fund entered into the contract to gain issuer exposure.

Portfolio of Investments – continued

(4)	Fund, as protection seller, to pay notional amount upon a defined credit event by Republic of Indonesia, 6.875%,3/9/17, a BB+ rated bond. The fund entered into the contract to gain issuer exposure.
(5)	Fund, as protection seller, to pay notional amount upon a defined credit event by Republic of Mexico, 5.95%, 3/19/19, a BBB rated bond. The fund entered into the contract to gain issuer exposure.
(a)	Net unamortized premiums received by the fund amounted to $184,801.
(b)	Net unamortized premiums received by the fund amounted to $295,133.
(c)	Net unamortized premiums received by the fund amounted to $349,221.
(d)	Net unamortized premiums received by the fund amounted to $429,345.
(e)	Net unamortized premiums received by the fund amounted to $128,313.

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap agreement, the reference obligation for which may be either a single security or, in the case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Ratings are assigned to each reference security, including each individual security within a reference basket of securities, utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At February 28, 2013, the fund had cash collateral of $1,280,000 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Restricted cash“ in the Statement of Assets and Liabilities.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 2/28/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,362,634,468)	$1,462,248,851
Underlying affiliated funds, at cost and value	154,459,260
Total investments, at value, including $4,758,965 of securities on loan (identified cost, $1,517,093,728)	$1,616,708,111
Cash	591,098
Restricted cash	1,280,000
Receivables for
Forward foreign currency exchange contracts	9,071
Investments sold	7,119,237
Fund shares sold	17,119,795
Interest and dividends	10,662,265
Other assets	8,959
Total assets	$1,653,498,536
Liabilities
Payables for
Distributions	$633,308
Investments purchased	57,414,749
TBA purchase commitments	31,991,087
Fund shares reacquired	5,578,192
Swaps, at value (net unamortized premiums received, $1,386,813)	1,534,210
Collateral for securities loaned, at value	4,916,646
Payable to affiliates
Investment adviser	73,027
Shareholder servicing costs	503,846
Distribution and service fees	42,316
Payable for independent Trustees’ compensation	21
Accrued expenses and other liabilities	257,334
Total liabilities	$102,944,736
Net assets	$1,550,553,800
Net assets consist of
Paid-in capital	$1,456,832,535
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	99,475,496
Accumulated distributions in excess of net realized gain on investments and foreign currency	(3,759,023)
Accumulated distributions in excess of net investment income	(1,995,208)
Net assets	$1,550,553,800
Shares of beneficial interest outstanding	131,170,007

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$797,338,161	67,441,800	$11.82
Class C	466,360,663	39,466,904	11.82
Class I	280,443,354	23,718,958	11.82
Class R1	374,902	31,748	11.81
Class R2	701,771	59,390	11.82
Class R3	2,782,955	235,345	11.83
Class R4	1,159,435	98,061	11.82
Class R5	1,392,559	117,801	11.82

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $12.41 [100 / 95.25 x $11.82]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 2/28/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$29,884,731
Dividends	14,441,966
Dividends from underlying affiliated funds	136,496
Foreign taxes withheld	(21,577)
Total investment income	$44,441,616
Expenses
Management fee	$7,332,981
Distribution and service fees	4,925,307
Shareholder servicing costs	1,113,187
Administrative services fee	163,428
Independent Trustees’ compensation	20,773
Custodian fee	191,610
Shareholder communications	90,838
Audit and tax fees	62,059
Legal fees	13,118
Miscellaneous	396,069
Total expenses	$14,309,370
Fees paid indirectly	(78)
Reduction of expenses by investment adviser	(3,406)
Net expenses	$14,305,886
Net investment income	$30,135,730
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$19,487,630
Futures contracts	20,597
Swap agreements	(20,949)
Foreign currency	(28,616)
Net realized gain (loss) on investments and foreign currency	$19,458,662
Change in unrealized appreciation (depreciation)
Investments	$64,615,920
Futures contracts	340
Swap agreements	(147,397)
Translation of assets and liabilities in foreign currencies	70,394
Net unrealized gain (loss) on investments and foreign currency translation	$64,539,257
Net realized and unrealized gain (loss) on investments and foreign currency	$83,997,919
Change in net assets from operations	$114,133,649

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 2/28, 2/29
Change in net assets	2013	2012
From operations
Net investment income	$30,135,730	$17,169,078
Net realized gain (loss) on investments and foreign currency	19,458,662	28,630,687
Net unrealized gain (loss) on investments and foreign currency translation	64,539,257	(5,388,630)
Change in net assets from operations	$114,133,649	$40,411,135
Distributions declared to shareholders
From net investment income	$(34,119,558)	$(19,225,635)
From net realized gain on investments	(1,043,035)	—
Total distributions declared to shareholders	$(35,162,593)	$(19,225,635)
Change in net assets from fund share transactions	$688,808,285	$334,441,555
Total change in net assets	$767,779,341	$355,627,055
Net assets
At beginning of period	782,774,459	427,147,404
At end of period (including accumulated distributions in excess of net investment income of $1,995,208 and $888,948, respectively)	$1,550,553,800	$782,774,459

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 2/28, 2/29
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.05	$10.79	$9.60	$6.88	$10.04
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.34	$0.40	$0.43	$0.47
Net realized and unrealized gain (loss) on investments and foreign currency	0.82	0.30	1.23	2.75	(3.13)
Total from investment operations	$1.15	$0.64	$1.63	$3.18	$(2.66)
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.38)	$(0.44)	$(0.46)	$(0.49)
From net realized gain on investments	(0.01)	—	—	—	(0.01)
Total distributions declared to shareholders	$(0.38)	$(0.38)	$(0.44)	$(0.46)	$(0.50)
Net asset value, end of period (x)	$11.82	$11.05	$10.79	$9.60	$6.88
Total return (%) (r)(s)(t)(x)	10.56	6.09	17.36	47.12	(27.43)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.10	1.15	1.20	1.23
Expenses after expense reductions (f)	1.08	1.10	1.06	0.94	0.95
Net investment income	2.86	3.18	3.95	5.02	5.23
Portfolio turnover	64	64	59	79	80
Net assets at end of period (000 omitted)	$797,338	$447,034	$257,247	$116,318	$91,445

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 2/28, 2/29
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.04	$10.78	$9.59	$6.88	$10.03
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.26	$0.33	$0.37	$0.41
Net realized and unrealized gain (loss) on investments and foreign currency	0.83	0.30	1.22	2.74	(3.13)
Total from investment operations	$1.07	$0.56	$1.55	$3.11	$(2.72)
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.30)	$(0.36)	$(0.40)	$(0.42)
From net realized gain on investments	(0.01)	—	—	—	(0.01)
Total distributions declared to shareholders	$(0.29)	$(0.30)	$(0.36)	$(0.40)	$(0.43)
Net asset value, end of period (x)	$11.82	$11.04	$10.78	$9.59	$6.88
Total return (%) (r)(s)(t)(x)	9.84	5.31	16.51	45.90	(27.88)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.83	1.85	1.90	1.95	1.93
Expenses after expense reductions (f)	1.83	1.85	1.81	1.69	1.65
Net investment income	2.11	2.43	3.20	4.27	4.54
Portfolio turnover	64	64	59	79	80
Net assets at end of period (000 omitted)	$466,361	$238,332	$138,344	$63,377	$46,617

Class I	Years ended 2/28, 2/29
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.05	$10.79	$9.60	$6.88	$10.04
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.36	$0.41	$0.45	$0.50
Net realized and unrealized gain (loss) on investments and foreign currency	0.83	0.30	1.25	2.75	(3.14)
Total from investment operations	$1.18	$0.66	$1.66	$3.20	$(2.64)
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.40)	$(0.47)	$(0.48)	$(0.51)
From net realized gain on investments	(0.01)	—	—	—	(0.01)
Total distributions declared to shareholders	$(0.41)	$(0.40)	$(0.47)	$(0.48)	$(0.52)
Net asset value, end of period (x)	$11.82	$11.05	$10.79	$9.60	$6.88
Total return (%) (r)(s)(x)	10.83	6.35	17.65	47.47	(27.21)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.85	0.89	0.93	0.93
Expenses after expense reductions (f)	0.83	0.85	0.83	0.69	0.65
Net investment income	3.09	3.43	3.94	4.95	5.56
Portfolio turnover	64	64	59	79	80
Net assets at end of period (000 omitted)	$280,443	$96,323	$30,993	$3,835	$1,036
See Notes to Financial Statements

Financial Highlights – continued

Class R1	Years ended 2/28, 2/29
	2013	2012	2011	2010	2009 (i)
Net asset value, beginning of period	$11.04	$10.78	$9.59	$6.87	$9.83
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.26	$0.34	$0.37	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	0.83	0.30	1.21	2.75	(2.94)
Total from investment operations	$1.06	$0.56	$1.55	$3.12	$(2.67)
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.30)	$(0.36)	$(0.40)	$(0.29)
From net realized gain on investments	(0.01)	—	—	—	—
Total distributions declared to shareholders	$(0.29)	$(0.30)	$(0.36)	$(0.40)	$(0.29)
Net asset value, end of period (x)	$11.81	$11.04	$10.78	$9.59	$6.87
Total return (%) (r)(s)(x)	9.75	5.31	16.51	46.11	(27.52	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.84	1.85	1.90	1.94	1.97	(a)
Expenses after expense reductions (f)	1.84	1.85	1.80	1.69	1.65	(a)
Net investment income	2.04	2.44	3.32	4.24	4.76	(a)
Portfolio turnover	64	64	59	79	80	(n)
Net assets at end of period (000 omitted)	$375	$142	$126	$106	$73

Class R2	Years ended 2/28, 2/29
	2013	2012	2011	2010	2009 (i)
Net asset value, beginning of period	$11.04	$10.78	$9.59	$6.87	$9.83
Income (loss) from investment operations
Net investment income (d)	$0.30	$0.31	$0.39	$0.41	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	0.83	0.30	1.21	2.75	(2.93)
Total from investment operations	$1.13	$0.61	$1.60	$3.16	$(2.64)
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.35)	$(0.41)	$(0.44)	$(0.32)
From net realized gain on investments	(0.01)	—	—	—	—
Total distributions declared to shareholders	$(0.35)	$(0.35)	$(0.41)	$(0.44)	$(0.32)
Net asset value, end of period (x)	$11.82	$11.04	$10.78	$9.59	$6.87
Total return (%) (r)(s)(x)	10.39	5.83	17.09	46.82	(27.27	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.34	1.35	1.40	1.45	1.48	(a)
Expenses after expense reductions (f)	1.34	1.35	1.30	1.19	1.15	(a)
Net investment income	2.59	2.93	3.83	4.74	5.26	(a)
Portfolio turnover	64	64	59	79	80	(n)
Net assets at end of period (000 omitted)	$702	$212	$125	$107	$73

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Years ended 2/28, 2/29
	2013	2012	2011	2010	2009 (i)
Net asset value, beginning of period	$11.05	$10.79	$9.59	$6.88	$9.84
Income (loss) from investment operations
Net investment income (d)	$0.31	$0.34	$0.41	$0.43	$0.31
Net realized and unrealized gain (loss) on investments and foreign currency	0.85	0.30	1.23	2.74	(2.93)
Total from investment operations	$1.16	$0.64	$1.64	$3.17	$(2.62)
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.38)	$(0.44)	$(0.46)	$(0.34)
From net realized gain on investments	(0.01)	—	—	—	—
Total distributions declared to shareholders	$(0.38)	$(0.38)	$(0.44)	$(0.46)	$(0.34)
Net asset value, end of period (x)	$11.83	$11.05	$10.79	$9.59	$6.88
Total return (%) (r)(s)(x)	10.65	6.09	17.48	46.96	(27.12	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.10	1.15	1.20	1.22	(a)
Expenses after expense reductions (f)	1.10	1.10	1.06	0.94	0.90	(a)
Net investment income	2.70	3.17	3.99	4.99	5.49	(a)
Portfolio turnover	64	64	59	79	80	(n)
Net assets at end of period (000 omitted)	$2,783	$186	$185	$107	$73

Class R4	Years ended 2/28, 2/29
	2013	2012	2011	2010	2009 (i)
Net asset value, beginning of period	$11.05	$10.79	$9.59	$6.88	$9.84
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.36	$0.44	$0.46	$0.32
Net realized and unrealized gain (loss) on investments and foreign currency	0.82	0.30	1.23	2.73	(2.93)
Total from investment operations	$1.18	$0.66	$1.67	$3.19	$(2.61)
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.40)	$(0.47)	$(0.48)	$(0.35)
From net realized gain on investments	(0.01)	—	—	—	—
Total distributions declared to shareholders	$(0.41)	$(0.40)	$(0.47)	$(0.48)	$(0.35)
Net asset value, end of period (x)	$11.82	$11.05	$10.79	$9.59	$6.88
Total return (%) (r)(s)(x)	10.83	6.35	17.78	47.32	(26.99	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.85	0.90	0.95	0.97	(a)
Expenses after expense reductions (f)	0.84	0.85	0.80	0.69	0.65	(a)
Net investment income	3.12	3.40	4.32	5.24	5.76	(a)
Portfolio turnover	64	64	59	79	80	(n)
Net assets at end of period (000 omitted)	$1,159	$546	$127	$108	$73

See Notes to Financial Statements

Financial Highlights – continued

Class R5	Period ended 2/28/13 (i)
Net asset value, beginning of period	$11.16
Income (loss) from investment operations
Net investment income (d)	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	0.75
Total from investment operations	$0.94
Less distributions declared to shareholders
From net investment income	$(0.27)
From net realized gain on investments	(0.01)
Total distributions declared to shareholders	$(0.28)
Net asset value, end of period (x)	$11.82
Total return (%) (r)(s)(x)	8.47	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	(a)
Expenses after expense reductions (f)	0.79	(a)
Net investment income	2.48	(a)
Portfolio turnover	64	(n)
Net assets at end of period (000 omitted)	$1,393

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class’s inception, July 1, 2008 (Class R1, R2, R3, and R4) and July 2, 2012 (Class R5) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Diversified Income Fund (the fund) is a series of MFS Series Trust XIII (the “trust”). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In January 2013, the FASB issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party

Notes to Financial Statements – continued

pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where

Notes to Financial Statements – continued

trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts and swap agreements.

Notes to Financial Statements – continued

The following is a summary of the levels used as of February 28, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities
United States	$638,952,588	$961,316	$35,091	$639,948,995
United Kingdom	2,613,676	—	—	2,613,676
Austria	2,706,525	—	—	2,706,525
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	122,864,910	—	122,864,910
Non-U.S. Sovereign Debt	—	143,126,271	—	143,126,271
Municipal Bonds	—	590,627	—	590,627
U.S. Corporate Bonds	—	263,809,734	—	263,809,734
Residential Mortgage-Backed Securities	—	137,988,850	—	137,988,850
Commercial Mortgage-Backed Securities	—	2,936,932	—	2,936,932
Asset-Backed Securities (including CDOs)	—	125,278	—	125,278
Foreign Bonds	—	139,294,453	—	139,294,453
Floating Rate Loans	—	1,325,954	—	1,325,954
Short Term Securities	—	4,916,646	—	4,916,646
Mutual Funds	154,459,260	—	—	154,459,260
Total Investments	$798,732,049	$817,940,971	$35,091	$1,616,708,111
Swap Agreements	$—	$(1,534,210)	$—	$(1,534,210)
Forward Foreign Currency Exchange Contracts	—	9,071	—	9,071

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 2/29/12	$79,473
Change in unrealized appreciation (depreciation)	(44,382)
Balance as of 2/28/13	$35,091

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at February 28, 2013 is $(44,382).

Repurchase Agreements – The fund entered into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a

Notes to Financial Statements – continued

custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period. The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at February 28, 2013 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$9,071	$—
Equity	Purchased Equity Options	737,055	—
Credit	Credit Default Swaps	—	(1,534,210)
Total		$746,126	$(1,534,210)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended February 28, 2013 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Foreign Currency	Investments (Purchased Options)
Interest Rate	$20,597	$—	$—	$—
Foreign Exchange	—	—	(35,040)	—
Equity	—	—	—	(1,475,336)
Credit	—	(20,949)	—	—
Total	$20,597	$(20,949)	$(35,040)	$(1,475,336)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended February 28, 2013 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Interest Rate	$340	$—	$—	$—
Foreign Exchange	—	—	71,303	—
Equity	—	—	—	(494,264)
Credit	—	(147,397)	—	—
Total	$340	$(147,397)	$71,303	$(494,264)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract

Notes to Financial Statements – continued

specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

Notes to Financial Statements – continued

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – The fund entered into swap agreements. A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations.

Notes to Financial Statements – continued

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap agreements are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments based on a fixed percentage applied to the agreement notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The aggregate fair value of credit default swap agreements in a net liability position as of February 28, 2013 is disclosed in the footnotes to the Portfolio of Investments. As discussed earlier in this note, collateral requirements for these swap agreements are based generally on the market value of the swap agreement netted against collateral requirements for other types of over-the-counter derivatives traded under each counterparty’s ISDA Master Agreement. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. If a defined credit event had occurred as of February 28, 2013, the swap agreement’s credit-risk-related contingent features would have been triggered and, for those swap agreements in a net liability position for which the fund is the protection seller, the fund in order to settle these swap agreements

Notes to Financial Statements – continued

would have been required to either (1) pay the swap agreement’s notional value of $26,257,000 less the value of the agreements’ related deliverable obligations as decided through an ISDA auction or (2) pay the notional value of the swap agreements in return for physical receipt of the deliverable obligations.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis

Notes to Financial Statements – continued

as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended February 28, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts

Notes to Financial Statements – continued

in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	2/28/13	2/29/12
Ordinary income (including any short-term capital gains)	$34,119,558	$19,225,635
Long-term capital gains	1,043,035	—
Total distributions	$35,162,593	$19,225,635

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 2/28/2013
Cost of investments	$1,524,953,096
Gross appreciation	100,727,014
Gross depreciation	(8,971,999)
Net unrealized appreciation (depreciation)	$91,755,015
Undistributed ordinary income	1,318,305
Undistributed long-term capital gain	4,199,580
Other temporary differences	(3,551,635)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally

Notes to Financial Statements – continued

due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 2/28/13 (i)	Year ended 2/29/12	Year ended 2/28/13 (i)	Year ended 2/29/12
Class A	$19,218,114	$11,734,259	$541,503	$—
Class C	8,439,963	5,043,685	319,214	—
Class I	6,376,885	2,427,158	179,492	—
Class R1	4,540	3,641	123	—
Class R2	13,081	5,164	562	—
Class R3	27,427	5,881	1,315	—
Class R4	26,771	5,847	743	—
Class R5	12,777	—	83	—
Total	$34,119,558	$19,225,635	$1,043,035	$—

(i)	For Class R5, the period is from inception, July 2, 2012, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund’s average daily net assets. The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expense, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets.

Class A	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5
1.10%	1.85%	0.85%	1.85%	1.35%	1.10%	0.85%	0.79%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until June 30, 2014. For the year ended February 28, 2013, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,456,607 for the year ended February 28, 2013, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,491,729
Class C	0.75%	0.25%	1.00%	1.00%	3,427,348
Class R1	0.75%	0.25%	1.00%	1.00%	1,854
Class R2	0.25%	0.25%	0.50%	0.50%	2,210
Class R3	—	0.25%	0.25%	0.25%	2,166
Total Distribution and Service Fees					$4,925,307

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 28, 2013 based on each class’s average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended February 28, 2013, were as follows:

Amount
Class A	$4,753
Class C	12,934

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended February 28, 2013, the fee was $170,957, which equated to 0.0152% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended February 28, 2013, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $942,230.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended February 28, 2013 was equivalent to an annual effective rate of 0.0145% of the fund’s average daily net assets.

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended February 28, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $8,099 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $3,406, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On June 29, 2012, MFS purchased 8,961 shares of Class R5 for an aggregate amount of $100,000.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$447,898,101	$292,833,818
Investments (non-U.S. Government securities)	$888,509,805	$388,512,393

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 2/28/13 (i)		Year ended 2/29/12
	Shares	Amount	Shares	Amount
Shares sold
Class A	39,010,733	$445,021,889	24,496,866	$261,103,830
Class C	20,912,199	238,437,602	10,945,785	116,827,058
Class I	18,750,518	214,021,509	8,203,883	87,535,336
Class R1	18,494	215,264	774	7,808
Class R2	49,668	564,782	7,167	77,286
Class R3	256,335	2,952,073	2,090	22,621
Class R4	76,267	861,319	37,178	408,303
Class R5	167,077	1,921,929	—	—
	79,241,291	$903,996,367	43,693,743	$465,982,242

Shares issued to shareholders in reinvestment of distributions
Class A	1,563,324	$17,887,514	939,008	$10,043,440
Class C	563,309	6,443,965	316,030	3,378,617
Class I	357,156	4,093,307	118,669	1,266,876
Class R1	407	4,663	341	3,641
Class R2	1,189	13,643	482	5,164
Class R3	2,469	28,633	549	5,881
Class R4	2,335	26,783	544	5,847
Class R5	1,097	12,854	—	—
	2,491,286	$28,511,362	1,375,623	$14,709,466

Shares reacquired
Class A	(13,592,609)	$(154,248,250)	(8,818,888)	$(93,363,115)
Class C	(3,590,428)	(40,947,374)	(2,508,643)	(26,575,246)
Class I	(4,105,545)	(46,987,667)	(2,477,765)	(26,278,443)
Class R1	(2)	(26)	(1)	(7)
Class R2	(10,691)	(123,251)	(23)	(250)
Class R3	(40,264)	(465,152)	(2,990)	(32,716)
Class R4	(29,968)	(335,648)	(34)	(376)
Class R5	(50,373)	(592,076)	—	—
	(21,419,880)	$(243,699,444)	(13,808,344)	$(146,250,153)
Net change
Class A	26,981,448	$308,661,153	16,616,986	$177,784,155
Class C	17,885,080	203,934,193	8,753,172	93,630,429
Class I	15,002,129	171,127,149	5,844,787	62,523,769
Class R1	18,899	219,901	1,114	11,442
Class R2	40,166	455,174	7,626	82,200
Class R3	218,540	2,515,554	(351)	(4,214)
Class R4	48,634	552,454	37,688	413,774
Class R5	117,801	1,342,707	—	—
	60,312,697	$688,808,285	31,261,022	$334,441,555

(i)	For Class R5, the period is from inception, July 2, 2012, through the stated period end.

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended February 28, 2013, the fund’s commitment fee and interest expense were $6,055 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	34,744,532	551,367,265	(431,652,537)	154,459,260

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$136,496	$154,459,260

(8) Subsequent Event

At a meeting held June 19, 2012, the Board of Trustees of the fund approved investing some or all of the fund’s assets currently invested in high income dept instruments in the MFS High Yield Pooled Portfolio, a mutual fund advised by MFS that normally invests at least 80% of its assets in high income debt instruments (the “High Yield Pooled Portfolio”). The High Yield Pooled Portfolio does not charge a management fee, distribution and/or service fee, or sales charge. The investment in the MFS High Yield Pooled Portfolio occurred on March 22, 2013.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of

MFS Diversified Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Diversified Income Fund (the Fund), including the portfolio of investments, as of February 28, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2013, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Diversified Income Fund at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

April 12, 2013

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of April 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
William Adams David Cole Richard Gable Matthew Ryan Jonathan Sage Geoffrey Schechter James Swanson

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $1,964,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 21.63% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

February 28, 2013

MFS® GOVERNMENT SECURITIES FUND

MFG-ANN

MFS® GOVERNMENT SECURITIES FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

Global financial markets began 2013 with greater optimism. U.S. and Asian economic trends have turned more positive. Europe continues to struggle through its economic slump. However, even there, sentiment has improved. The U.S. Congress averted its year-end fiscal cliff, but a degree of uncertainty remains regarding upcoming negotiations over spending cuts and the debt ceiling. The U.S. Federal Reserve Board is continuing its accommodative monetary easing, while the U.S. housing and job markets have made steady gains. Corporate profits have been resilient, and investors have demonstrated increased tolerance for risk.

Overseas, the eurozone remains in a broad contraction, with economic output receding in France as well as Italy and Spain.

However, large-scale early repayments of European Central Bank loans by banks and Germany’s strong rebound in manufacturing activity are encouraging signs. In Asia, both China and Japan appear to be in the early stages of a turnaround. China’s economic activity has picked up from last year’s relative slowdown, and Japan’s sharp devaluation of the yen, an important anti-deflationary measure, seems to be having its desired impact: Japanese stocks have soared, corporate profits are rising and confidence is returning among consumers, businesses and investors.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We also remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

April 12, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Mortgage-Backed Securities	54.3%
U.S. Treasury Securities	33.7%
U.S. Government Agencies	6.9%
Commercial Mortgage-Backed Securities	1.7%
High Grade Corporates	1.2%

Composition including fixed income credit quality (a)(i)
AAA	1.0%
AA	0.8%
A	0.4%
BBB	0.7%
U.S. Government	33.7%
Federal Agencies	61.2%
Cash & Other	2.2%

Portfolio facts (i)
Average Duration (d)	4.2
Average Effective Maturity (m)	5.6 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

2

Portfolio Composition – continued

(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Percentages are based on net assets as of 2/28/13.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended February 28, 2013, Class A shares of the MFS Government Securities Fund (“fund”) provided a total return of 1.74%, at net asset value. This compares with a return of 1.95% for the fund’s benchmark, the Barclays U.S. Government/Mortgage Bond Index.

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

Within a couple of months, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the middle of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the calendar year, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, year-end fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the U.S. budget sequester, combined with the uncertainty surrounding the Italian election results, inserted a greater degree of caution as the reporting period ended.

Factors Affecting Performance

Relative to the Barclays U.S. Government/Mortgage Bond Index, the fund’s shorter duration stance during the month of January 2013 held back relative performance.

The fund’s return from yield, which was greater than that of the benchmark, was a positive factor for relative performance.

Additionally, the fund’s yield curve (y) positioning, particularly its exposure to shifts in the long end (centered around maturities of 10 or more years) of the yield curve was an area of relative strength. This was largely due to the fund’s relatively greater exposure to this part of the yield curve in the beginning of the period as yields flattened, and a relatively lesser exposure in the latter half of the period when yields increased.

4

Management Review – continued

The fund’s greater exposure to the financial sector contributed to performance as this market segment outperformed the benchmark over the reporting period.

Respectfully,

Geoffrey Schechter

Portfolio Manager

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 2/28/13

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 2/28/13

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	7/25/84	1.74%	4.78%	4.28%	N/A
B	8/30/93	0.88%	3.98%	3.51%	N/A
C	4/01/96	0.88%	3.97%	3.51%	N/A
I	1/02/97	1.99%	5.04%	4.56%	N/A
R1	4/01/05	0.98%	4.00%	N/A	4.14%
R2	10/31/03	1.48%	4.52%	N/A	4.30%
R3	4/01/05	1.64%	4.76%	N/A	4.89%
R4	4/01/05	1.89%	5.04%	N/A	5.19%
R5	7/02/12	N/A	N/A	N/A	0.62%
Comparative benchmark
Barclays U.S. Government/Mortgage Bond Index (f)		1.95%	4.89%	4.73%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.75%)		(3.10)%	3.76%	3.77%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		(3.07)%	3.63%	3.51%	N/A
C With CDSC (1% for 12 months) (x)		(0.10)%	3.97%	3.51%	N/A

Class I, R1, R2, R3, R4 and R5 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share

7

Performance Summary – continued

classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

September 1, 2012 through February 28, 2013

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2012 through February 28, 2013.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 9/01/12	Ending Account Value 2/28/13	Expenses Paid During Period (p) 9/01/12-2/28/13
A	Actual	0.89%	$1,000.00	$995.81	$4.40
	Hypothetical (h)	0.89%	$1,000.00	$1,020.38	$4.46
B	Actual	1.64%	$1,000.00	$992.06	$8.10
	Hypothetical (h)	1.64%	$1,000.00	$1,016.66	$8.20
C	Actual	1.64%	$1,000.00	$992.12	$8.10
	Hypothetical (h)	1.64%	$1,000.00	$1,016.66	$8.20
I	Actual	0.64%	$1,000.00	$998.00	$3.17
	Hypothetical (h)	0.64%	$1,000.00	$1,021.62	$3.21
R1	Actual	1.64%	$1,000.00	$993.01	$8.10
	Hypothetical (h)	1.64%	$1,000.00	$1,016.66	$8.20
R2	Actual	1.14%	$1,000.00	$995.49	$5.64
	Hypothetical (h)	1.14%	$1,000.00	$1,019.14	$5.71
R3	Actual	0.89%	$1,000.00	$995.80	$4.40
	Hypothetical (h)	0.89%	$1,000.00	$1,020.38	$4.46
R4	Actual	0.65%	$1,000.00	$997.06	$3.22
	Hypothetical (h)	0.65%	$1,000.00	$1,021.57	$3.26
R5	Actual	0.54%	$1,000.00	$997.54	$2.67
	Hypothetical (h)	0.54%	$1,000.00	$1,022.12	$2.71

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

2/28/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 97.5%
Issuer	Shares/Par	Value ($)
Agency - Other - 4.7%
Financing Corp., 10.7%, 2017	$14,360,000	$20,662,052
Financing Corp., 9.4%, 2018	11,750,000	16,486,167
Financing Corp., 9.8%, 2018	14,975,000	21,433,732
Financing Corp., 10.35%, 2018	15,165,000	22,470,223
Financing Corp., STRIPS, 0%, 2017	18,780,000	17,680,638

		$98,732,812
Asset-Backed & Securitized - 1.7%
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	$4,260,000	$4,829,788
Commercial Mortgage Pass-Through Certificates, “A4”, 5.306%, 2046	9,314,763	10,527,079
CWCapital Cobalt Ltd., “A4”, FRN, 5.792%, 2046	3,800,000	4,416,333
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.93%, 2051	5,341,614	5,637,331
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.82%, 2049	9,056,290	10,405,360

		$35,815,891
Local Authorities - 1.0%
Nashville & Davidson County, TN, Metropolitan Government Convention Center Authority (Build America Bonds), 6.731%, 2043	$4,855,000	$6,130,020
Port Authority NY & NJ (168th Series), 4.926%, 2051	7,130,000	7,998,719
San Francisco, CA, City & County Public Utilities Commission, Water Rev. (Build America Bonds), 6%, 2040	840,000	1,055,191
State of California (Build America Bonds), 7.625%, 2040	1,225,000	1,786,908
University of California Rev. (Build America Bonds), 5.77%, 2043	2,750,000	3,403,428

		$20,374,266
Medical & Health Technology & Services - 0.2%
Catholic Health Initiatives, 2.95%, 2022	$4,861,000	$4,884,911

Mortgage-Backed - 54.2%
Fannie Mae, 4.374%, 2013	$1,285,502	$1,289,448
Fannie Mae, 4.518%, 2013	41,026	41,022
Fannie Mae, 4.7%, 2013 - 2015	1,015,206	1,032,554
Fannie Mae, 5.06%, 2013 - 2017	3,120,711	3,309,917
Fannie Mae, 5.138%, 2013	1,396,948	1,393,770

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Fannie Mae, 4.6%, 2014	$1,638,015	$1,674,764
Fannie Mae, 4.606%, 2014	5,069,126	5,184,002
Fannie Mae, 4.629%, 2014	1,355,987	1,395,061
Fannie Mae, 4.77%, 2014	1,405,231	1,455,825
Fannie Mae, 4.82%, 2014 - 2015	4,762,793	5,039,751
Fannie Mae, 4.858%, 2014	4,584,807	4,600,739
Fannie Mae, 4.92%, 2014	338,533	347,127
Fannie Mae, 4.935%, 2014	709,767	721,940
Fannie Mae, 5.1%, 2014 - 2019	3,687,080	3,940,738
Fannie Mae, 8.41%, 2014	7,316,817	7,586,296
Fannie Mae, 4.558%, 2015	655,495	678,969
Fannie Mae, 4.56%, 2015	2,124,623	2,266,636
Fannie Mae, 4.62%, 2015	3,035,425	3,194,888
Fannie Mae, 4.665%, 2015	1,436,800	1,521,654
Fannie Mae, 4.74%, 2015	1,636,106	1,740,515
Fannie Mae, 4.78%, 2015	1,773,384	1,899,777
Fannie Mae, 4.79%, 2015	1,840,783	1,973,847
Fannie Mae, 4.81%, 2015	1,706,574	1,828,751
Fannie Mae, 4.815%, 2015	1,892,175	2,018,145
Fannie Mae, 4.85%, 2015	1,315,302	1,391,889
Fannie Mae, 4.87%, 2015	1,253,006	1,336,885
Fannie Mae, 4.89%, 2015	1,160,810	1,232,330
Fannie Mae, 4.921%, 2015	2,525,219	2,716,433
Fannie Mae, 5.464%, 2015	4,973,960	5,439,125
Fannie Mae, 5.08%, 2016 - 2019	1,977,436	2,189,547
Fannie Mae, 5.09%, 2016	598,850	661,762
Fannie Mae, 5.135%, 2016	952,094	1,056,320
Fannie Mae, 5.27%, 2016	632,185	728,574
Fannie Mae, 5.273%, 2016	1,302,921	1,447,140
Fannie Mae, 5.35%, 2016	1,740,490	1,933,776
Fannie Mae, 5.424%, 2016	4,113,366	4,599,287
Fannie Mae, 5.45%, 2016	690,000	778,227
Fannie Mae, 5.725%, 2016	3,606,700	4,068,776
Fannie Mae, 6.5%, 2016 - 2037	9,416,929	10,566,021
Fannie Mae, 1.963%, 2017	819,535	843,053
Fannie Mae, 3.308%, 2017	4,832,626	5,267,506
Fannie Mae, 4.992%, 2017	4,252,428	4,510,139
Fannie Mae, 5.05%, 2017	2,254,861	2,498,711
Fannie Mae, 5.3%, 2017	734,489	818,277
Fannie Mae, 5.38%, 2017	1,940,500	2,169,454
Fannie Mae, 5.5%, 2017 - 2038	99,157,442	108,625,931
Fannie Mae, 5.505%, 2017	1,354,536	1,516,094
Fannie Mae, 6%, 2017 - 2037	23,771,048	26,415,029

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Fannie Mae, 2.578%, 2018	$9,100,000	$9,711,393
Fannie Mae, 3.926%, 2018	1,701,784	1,886,850
Fannie Mae, 4.04%, 2018	1,621,173	1,801,733
Fannie Mae, 4.123%, 2018	1,600,000	1,794,062
Fannie Mae, 4.133%, 2018	1,592,080	1,780,610
Fannie Mae, 4.329%, 2018	894,035	1,006,736
Fannie Mae, 5.16%, 2018	793,625	866,550
Fannie Mae, 5.37%, 2018	1,880,000	2,131,107
Fannie Mae, 5.68%, 2018	1,100,711	1,249,923
Fannie Mae, 2.511%, 2019	1,303,167	1,378,026
Fannie Mae, 4.5%, 2019 - 2041	33,634,239	36,568,674
Fannie Mae, 4.825%, 2019	1,180,000	1,364,873
Fannie Mae, 4.84%, 2019	601,928	690,571
Fannie Mae, 4.876%, 2019	5,202,929	6,001,171
Fannie Mae, 4.991%, 2019	1,579,064	1,819,433
Fannie Mae, 5%, 2019 - 2041	64,255,734	69,874,704
Fannie Mae, 5.104%, 2019	418,665	479,083
Fannie Mae, 5.218%, 2019	721,356	822,906
Fannie Mae, 5.28%, 2019	570,599	653,555
Fannie Mae, 5.47%, 2019	380,632	431,158
Fannie Mae, 5.6%, 2019	1,289,724	1,451,036
Fannie Mae, 3.999%, 2020	1,839,480	2,056,834
Fannie Mae, 4.278%, 2020	1,428,831	1,619,482
Fannie Mae, 4.88%, 2020	855,498	955,152
Fannie Mae, 5.19%, 2020	1,950,888	2,227,954
Fannie Mae, 7.5%, 2024 - 2031	363,469	442,301
Fannie Mae, 4.5%, 2025	1,567,394	1,691,010
Fannie Mae, 3%, 2027	1,702,889	1,795,484
Fannie Mae, 4%, 2041	29,509,027	31,485,078
Fannie Mae, 3.5%, 2042	11,237,827	11,951,025
Fannie Mae, TBA, 2.5%, 2028	2,070,000	2,149,889
Fannie Mae, TBA, 3%, 2028 - 2043	103,220,292	106,836,585
Fannie Mae, TBA, 3.5%, 2043	55,920,000	59,042,150
Fannie Mae, TBA, 4.5%, 2043	8,724,000	9,365,350
Freddie Mac, 1.655%, 2016	8,873,478	9,128,342
Freddie Mac, 5%, 2016 - 2040	20,015,302	21,517,715
Freddie Mac, 6.5%, 2016 - 2038	2,898,151	3,221,233
Freddie Mac, 6%, 2017 - 2038	21,107,301	23,289,211
Freddie Mac, 2.303%, 2018	2,438,882	2,556,670
Freddie Mac, 2.323%, 2018	4,783,000	5,019,634
Freddie Mac, 2.412%, 2018	7,000,000	7,338,527
Freddie Mac, 3.154%, 2018	5,293,000	5,753,639
Freddie Mac, 1.883%, 2019	1,100,000	1,124,239

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Freddie Mac, 2.13%, 2019	$10,400,000	$10,801,534
Freddie Mac, 4.186%, 2019	2,800,000	3,206,070
Freddie Mac, 5.085%, 2019	6,865,000	8,071,242
Freddie Mac, 2.757%, 2020	7,262,288	7,703,988
Freddie Mac, 3.32%, 2020	7,397,245	8,000,764
Freddie Mac, 4.224%, 2020	4,281,146	4,924,345
Freddie Mac, 4.251%, 2020	3,106,000	3,575,090
Freddie Mac, 5.5%, 2021 - 2038	25,181,079	27,672,608
Freddie Mac, 4.5%, 2022 - 2041	17,525,456	18,740,218
Freddie Mac, 4%, 2025	5,536,738	5,884,946
Freddie Mac, 3.5%, 2041 - 2042	14,827,867	15,711,323
Freddie Mac, 3.882%, 2048	5,323,000	5,932,845
Freddie Mac, TBA, 2.5%, 2028	65,880,000	68,205,122
Freddie Mac, TBA, 3%, 2043	20,260,000	20,817,150
Freddie Mac, TBA, 3.5%, 2043	40,890,000	43,043,112
Ginnie Mae, 4.5%, 2033 - 2041	36,308,336	40,038,134
Ginnie Mae, 5.5%, 2033 - 2042	17,874,994	19,679,987
Ginnie Mae, 4%, 2039 - 2040	4,188,054	4,577,755
Ginnie Mae, 3.5%, 2041 - 2042	10,733,585	11,675,982
Ginnie Mae, 3%, 2043	35,030,000	36,682,978
Ginnie Mae, 5.612%, 2058	8,533,374	9,071,360
Ginnie Mae, 6.357%, 2058	3,981,367	4,288,864
Ginnie Mae, TBA, 3%, 2043	35,220,000	36,831,944
Ginnie Mae, TBA, 3.5%, 2043	19,480,000	20,874,038

		$1,139,289,479
U.S. Government Agencies and Equivalents - 2.2%
Aid-Egypt, 4.45%, 2015	$6,204,000	$6,859,552
Freddie Mac, 2.375%, 2022	11,320,000	11,758,616
Small Business Administration, 6.35%, 2021	775,315	862,613
Small Business Administration, 6.34%, 2021	761,661	844,391
Small Business Administration, 6.44%, 2021	782,021	874,230
Small Business Administration, 6.625%, 2021	817,853	918,305
Small Business Administration, 6.07%, 2022	849,395	942,518
Small Business Administration, 4.98%, 2023	1,112,874	1,235,066
Small Business Administration, 4.89%, 2023	2,754,709	3,054,608
Small Business Administration, 4.77%, 2024	2,404,226	2,619,453
Small Business Administration, 5.52%, 2024	1,655,205	1,870,620
Small Business Administration, 4.99%, 2024	2,292,111	2,570,026
Small Business Administration, 4.86%, 2024	1,647,066	1,840,818
Small Business Administration, 4.86%, 2025	2,506,239	2,799,292
Small Business Administration, 5.11%, 2025	2,303,885	2,584,281
Small Business Administration, 2.21%, 2033	3,406,000	3,452,222

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
U.S. Government Agencies and Equivalents - continued
U.S. Department of Housing & Urban Development, 6.36%, 2016	$486,000	$490,233
U.S. Department of Housing & Urban Development, 6.59%, 2016	201,000	202,400

		$45,779,244
U.S. Treasury Obligations - 33.5%
U.S. Treasury Bonds, 7.5%, 2016	$3,421,000	$4,299,236
U.S. Treasury Bonds, 6.25%, 2023	1,445,000	2,044,900
U.S. Treasury Bonds, 6%, 2026	5,933,000	8,439,693
U.S. Treasury Bonds, 6.75%, 2026	6,811,000	10,339,949
U.S. Treasury Bonds, 6.375%, 2027	2,309,000	3,433,194
U.S. Treasury Bonds, 5.25%, 2029	2,438,000	3,303,490
U.S. Treasury Bonds, 4.5%, 2036	2,662,000	3,396,547
U.S. Treasury Bonds, 5%, 2037	4,133,000	5,655,105
U.S. Treasury Bonds, 4.375%, 2038	3,297,000	4,142,885
U.S. Treasury Bonds, 4.5%, 2039	57,581,300	73,919,994
U.S. Treasury Notes, 3.625%, 2013	5,523,000	5,562,915
U.S. Treasury Notes, 3.375%, 2013	2,594,000	2,629,162
U.S. Treasury Notes, 4%, 2014	2,232,000	2,313,696
U.S. Treasury Notes, 1.875%, 2014	167,789,000	170,613,896
U.S. Treasury Notes, 1.875%, 2014	16,258,000	16,574,901
U.S. Treasury Notes, 2.625%, 2014	16,750,000	17,287,826
U.S. Treasury Notes, 4%, 2015	13,740,000	14,746,345
U.S. Treasury Notes, 2.125%, 2015	161,986,000	168,705,827
U.S. Treasury Notes, 2.625%, 2016	4,787,000	5,122,090
U.S. Treasury Notes, 0.875%, 2016	104,653,000	106,067,490
U.S. Treasury Notes, 4.75%, 2017	11,447,000	13,516,400
U.S. Treasury Notes, 2.625%, 2018	2,713,000	2,963,318
U.S. Treasury Notes, 2.75%, 2019	1,746,600	1,925,082
U.S. Treasury Notes, 3.125%, 2019	12,026,000	13,548,035
U.S. Treasury Notes, 3.5%, 2020	6,007,000	6,928,702
U.S. Treasury Notes, 2.625%, 2020	1,329,000	1,449,441
U.S. Treasury Notes, 3.125%, 2021	30,808,000	34,634,939
U.S. Treasury Notes, 1.75%, 2022	1,660,000	1,658,443

		$705,223,501
Total Bonds (Identified Cost, $1,957,308,620)		$2,050,100,104

15

Portfolio of Investments – continued

Money Market Funds - 22.6%
Issuer	Shares/Par	Value ($)
MFS Institutional Money Market Portfolio, 0.13%, at Cost and Net Asset Value (v)	473,727,945	$473,727,945
Total Investments (Identified Cost, $2,431,036,565)		$2,523,828,049

Other Assets, Less Liabilities - (20.1)%		(421,874,760)
Net Assets - 100.0%		$2,101,953,289

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 2/28/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,957,308,620)	$2,050,100,104
Underlying affiliated funds, at cost and value	473,727,945
Total investments, at value (identified cost, $2,431,036,565)	$2,523,828,049
Receivables for
Investments sold	31,583,253
Fund shares sold	15,859,914
Interest	7,534,564
Other assets	13,697
Total assets	$2,578,819,477
Liabilities
Payables for
Distributions	$586,873
Investments purchased	109,956,916
TBA purchase commitments	357,844,084
Fund shares reacquired	7,194,732
Payable to affiliates
Investment adviser	47,429
Shareholder servicing costs	882,450
Distribution and service fees	28,756
Payable for independent Trustees’ compensation	62,845
Accrued expenses and other liabilities	262,103
Total liabilities	$476,866,188
Net assets	$2,101,953,289
Net assets consist of
Paid-in capital	$2,034,169,208
Unrealized appreciation (depreciation) on investments	92,791,484
Accumulated distributions in excess of net realized gain on investments	(24,084,897)
Accumulated distributions in excess of net investment income	(922,506)
Net assets	$2,101,953,289
Shares of beneficial interest outstanding	202,024,838

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$847,275,781	81,411,756	$10.41
Class B	44,012,416	4,234,269	10.39
Class C	101,229,156	9,706,916	10.43
Class I	40,628,401	3,904,058	10.41
Class R1	6,646,940	639,312	10.40
Class R2	165,864,933	15,953,437	10.40
Class R3	104,515,218	10,044,782	10.40
Class R4	70,661,756	6,787,340	10.41
Class R5	721,118,688	69,342,968	10.40

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $10.93 [100 / 95.25 x $10.41]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 2/28/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$56,117,359
Dividends from underlying affiliated funds	339,340
Total investment income	$56,456,699
Expenses
Management fee	$8,367,143
Distribution and service fees	5,160,127
Shareholder servicing costs	3,074,082
Administrative services fee	297,896
Independent Trustees’ compensation	44,496
Custodian fee	226,164
Shareholder communications	235,623
Audit and tax fees	58,057
Legal fees	25,734
Miscellaneous	273,598
Total expenses	$17,762,920
Fees paid indirectly	(42)
Reduction of expenses by investment adviser	(6,926)
Net expenses	$17,755,952
Net investment income	$38,700,747
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$11,420,268
Futures contracts	358,708
Net realized gain (loss) on investments	$11,778,976
Change in unrealized appreciation (depreciation)
Investments	$(15,028,666)
Futures contracts	5,908
Net unrealized gain (loss) on investments	$(15,022,758)
Net realized and unrealized gain (loss) on investments	$(3,243,782)
Change in net assets from operations	$35,456,965

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 2/28, 2/29
	2013	2012
Change in net assets
From operations
Net investment income	$38,700,747	$44,036,877
Net realized gain (loss) on investments	11,778,976	33,675,568
Net unrealized gain (loss) on investments	(15,022,758)	47,813,743
Change in net assets from operations	$35,456,965	$125,526,188
Distributions declared to shareholders
From net investment income	$(53,090,312)	$(52,285,367)
From net realized gain on investments	(9,521,417)	—
Total distributions declared to shareholders	$(62,611,729)	$(52,285,367)
Change in net assets from fund share transactions	$89,399,813	$222,403,035
Total change in net assets	$62,245,049	$295,643,856
Net assets
At beginning of period	2,039,708,240	1,744,064,384
At end of period (including accumulated distributions in excess of net investment income of $922,506 and undistributed net investment income of $1,226,190, respectively)	$2,101,953,289	$2,039,708,240

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 2/29, 2/28
	2013	2012	2011		2010	2009
Net asset value, beginning of period	$10.54	$10.13	$10.15		$9.92	$9.78
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.25	$0.30		$0.35	$0.39
Net realized and unrealized gain (loss) on investments	(0.02)	0.46	(0.00	)(w)	0.27	0.17
Total from investment operations	$0.18	$0.71	$0.30		$0.62	$0.56
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.30)	$(0.32)		$(0.39)	$(0.42)
From net realized gain on investments	(0.05)	—	—		—	—
Total distributions declared to shareholders	$(0.31)	$(0.30)	$(0.32)		$(0.39)	$(0.42)
Net asset value, end of period (x)	$10.41	$10.54	$10.13		$10.15	$9.92
Total return (%) (r)(s)(t)(x)	1.74	7.04	2.96		6.31	5.95
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.86	0.87		0.88	0.91
Expenses after expense reductions (f)	0.87	0.86	0.87		0.88	0.80
Net investment income	1.88	2.39	2.88		3.49	3.98
Portfolio turnover	81	49	34		32	57
Net assets at end of period (000 omitted)	$847,276	$981,980	$915,576		$923,918	$888,523

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Years ended 2/29, 2/28
	2013	2012	2011		2010	2009
Net asset value, beginning of period	$10.53	$10.11	$10.14		$9.91	$9.77
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.17	$0.22		$0.28	$0.32
Net realized and unrealized gain (loss) on investments	(0.03)	0.47	(0.01)		0.26	0.17
Total from investment operations	$0.09	$0.64	$0.21		$0.54	$0.49
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.22)	$(0.24)		$(0.31)	$(0.35)
From net realized gain on investments	(0.05)	—	—		—	—
Total distributions declared to shareholders	$(0.23)	$(0.22)	$(0.24)		$(0.31)	$(0.35)
Net asset value, end of period (x)	$10.39	$10.53	$10.11		$10.14	$9.91
Total return (%) (r)(s)(t)(x)	0.88	6.35	2.09		5.52	5.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.61	1.62		1.63	1.66
Expenses after expense reductions (f)	1.62	1.61	1.62		1.63	1.55
Net investment income	1.13	1.66	2.15		2.75	3.25
Portfolio turnover	81	49	34		32	57
Net assets at end of period (000 omitted)	$44,012	$46,645	$53,577		$74,842	$102,852

Class C	Years ended 2/29, 2/28
	2013	2012	2011		2010	2009
Net asset value, beginning of period	$10.57	$10.15	$10.17		$9.95	$9.81
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.17	$0.22		$0.27	$0.31
Net realized and unrealized gain (loss) on investments	(0.02)	0.47	(0.00	)(w)	0.26	0.18
Total from investment operations	$0.10	$0.64	$0.22		$0.53	$0.49
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.22)	$(0.24)		$(0.31)	$(0.35)
From net realized gain on investments	(0.05)	—	—		—	—
Total distributions declared to shareholders	$(0.24)	$(0.22)	$(0.24)		$(0.31)	$(0.35)
Net asset value, end of period (x)	$10.43	$10.57	$10.15		$10.17	$9.95
Total return (%) (r)(s)(t)(x)	0.88	6.33	2.19		5.40	5.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.61	1.62		1.62	1.66
Expenses after expense reductions (f)	1.62	1.61	1.62		1.62	1.55
Net investment income	1.13	1.64	2.12		2.71	3.21
Portfolio turnover	81	49	34		32	57
Net assets at end of period (000 omitted)	$101,229	$112,961	$111,328		$116,622	$92,046
See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Years ended 2/29, 2/28
	2013	2012	2011		2010	2009
Net asset value, beginning of period	$10.54	$10.12	$10.15		$9.92	$9.78
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.27	$0.32		$0.38	$0.41
Net realized and unrealized gain (loss) on investments	(0.04)	0.47	(0.00	)(w)	0.26	0.18
Total from investment operations	$0.21	$0.74	$0.32		$0.64	$0.59
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.32)	$(0.35)		$(0.41)	$(0.45)
From net realized gain on investments	(0.05)	—	—		—	—
Total distributions declared to shareholders	$(0.34)	$(0.32)	$(0.35)		$(0.41)	$(0.45)
Net asset value, end of period (x)	$10.41	$10.54	$10.12		$10.15	$9.92
Total return (%) (r)(s)(x)	1.99	7.41	3.11		6.57	6.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.59	0.61	0.62		0.63	0.66
Expenses after expense reductions (f)	0.59	0.60	0.62		0.63	0.55
Net investment income	2.33	2.64	3.13		3.73	4.26
Portfolio turnover	81	49	34		32	57
Net assets at end of period (000 omitted)	$40,628	$562,634	$434,682		$318,667	$286,371

Class R1	Years ended 2/29, 2/28
	2013	2012	2011		2010	2009
Net asset value, beginning of period	$10.53	$10.11	$10.14		$9.91	$9.77
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.17	$0.22		$0.28	$0.32
Net realized and unrealized gain (loss) on investments	(0.02)	0.47	(0.01)		0.26	0.17
Total from investment operations	$0.10	$0.64	$0.21		$0.54	$0.49
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.22)	$(0.24)		$(0.31)	$(0.35)
From net realized gain on investments	(0.05)	—	—		—	—
Total distributions declared to shareholders	$(0.23)	$(0.22)	$(0.24)		$(0.31)	$(0.35)
Net asset value, end of period (x)	$10.40	$10.53	$10.11		$10.14	$9.91
Total return (%) (r)(s)(x)	0.98	6.35	2.09		5.52	5.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.61	1.62		1.63	1.66
Expenses after expense reductions (f)	1.62	1.61	1.62		1.63	1.55
Net investment income	1.14	1.64	2.14		2.74	3.24
Portfolio turnover	81	49	34		32	57
Net assets at end of period (000 omitted)	$6,647	$7,902	$7,219		$6,246	$5,713

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Years ended 2/29, 2/28
	2013	2012	2011		2010	2009
Net asset value, beginning of period	$10.53	$10.11	$10.14		$9.91	$9.77
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.22	$0.27		$0.32	$0.36
Net realized and unrealized gain (loss) on investments	(0.01)	0.47	(0.01)		0.27	0.18
Total from investment operations	$0.16	$0.69	$0.26		$0.59	$0.54
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.27)	$(0.29)		$(0.36)	$(0.40)
From net realized gain on investments	(0.05)	—	—		—	—
Total distributions declared to shareholders	$(0.29)	$(0.27)	$(0.29)		$(0.36)	$(0.40)
Net asset value, end of period (x)	$10.40	$10.53	$10.11		$10.14	$9.91
Total return (%) (r)(s)(x)	1.48	6.88	2.60		6.04	5.69
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	1.11	1.12		1.13	1.16
Expenses after expense reductions (f)	1.12	1.11	1.12		1.12	1.05
Net investment income	1.63	2.13	2.62		3.22	3.74
Portfolio turnover	81	49	34		32	57
Net assets at end of period (000 omitted)	$165,865	$168,809	$123,672		$73,052	$35,616

Class R3	Years ended 2/29, 2/28
	2013	2012	2011		2010	2009
Net asset value, beginning of period	$10.54	$10.12	$10.15		$9.92	$9.78
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.25	$0.29		$0.35	$0.39
Net realized and unrealized gain (loss) on investments	(0.03)	0.46	(0.00	)(w)	0.27	0.17
Total from investment operations	$0.17	$0.71	$0.29		$0.62	$0.56
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.29)	$(0.32)		$(0.39)	$(0.42)
From net realized gain on investments	(0.05)	—	—		—	—
Total distributions declared to shareholders	$(0.31)	$(0.29)	$(0.32)		$(0.39)	$(0.42)
Net asset value, end of period (x)	$10.40	$10.54	$10.12		$10.15	$9.92
Total return (%) (r)(s)(x)	1.64	7.14	2.86		6.31	5.95
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.86	0.87		0.88	0.91
Expenses after expense reductions (f)	0.87	0.86	0.87		0.87	0.80
Net investment income	1.88	2.36	2.87		3.47	3.98
Portfolio turnover	81	49	34		32	57
Net assets at end of period (000 omitted)	$104,515	$107,150	$70,988		$46,780	$25,009

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Years ended 2/29, 2/28
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.55	$10.13	$10.15	$9.93	$9.78
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.27	$0.32	$0.37	$0.41
Net realized and unrealized gain (loss) on investments	(0.02)	0.47	0.01 (g)	0.26	0.19
Total from investment operations	$0.20	$0.74	$0.33	$0.63	$0.60
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.32)	$(0.35)	$(0.41)	$(0.45)
From net realized gain on investments	(0.05)	—	—	—	—
Total distributions declared to shareholders	$(0.34)	$(0.32)	$(0.35)	$(0.41)	$(0.45)
Net asset value, end of period (x)	$10.41	$10.55	$10.13	$10.15	$9.93
Total return (%) (r)(s)(x)	1.89	7.40	3.22	6.46	6.32
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.62	0.60	0.63	0.63	0.66
Expenses after expense reductions (f)	0.62	0.60	0.63	0.62	0.55
Net investment income	2.10	2.61	3.10	3.71	4.23
Portfolio turnover	81	49	34	32	57
Net assets at end of period (000 omitted)	$70,662	$51,626	$27,022	$11,337	$4,361

Class R5	Period ended 2/28/13 (i)
Net asset value, beginning of period	$10.53
Income (loss) from investment operations
Net investment income (d)	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	(0.06)
Total from investment operations	$0.07
Less distributions declared to shareholders
From net investment income	$(0.20)
Net asset value, end of period (x)	$10.40
Total return (%) (r)(s)(x)	0.62	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.54	(a)
Expenses after expense reductions (f)	0.54	(a)
Net investment income	1.81	(a)
Portfolio turnover	81	(n)
Net assets at end of period (000 omitted)	$721,119

See Notes to Financial Statements

25

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, July 2, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Government Securities Fund (the fund) is a series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In January 2013, the FASB issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

27

Notes to Financial Statements – continued

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar

28

Notes to Financial Statements – continued

securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of February 28, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$849,735,557	$—	$849,735,557
U.S. Corporate Bonds	—	25,259,177	—	25,259,177
Residential Mortgage-Backed Securities	—	1,139,289,479	—	1,139,289,479
Commercial Mortgage-Backed Securities	—	35,815,891	—	35,815,891
Mutual Funds	473,727,945	—	—	473,727,945
Total Investments	$473,727,945	$2,050,100,104	$—	$2,523,828,049

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts. At February 28, 2013, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended February 28, 2013 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$358,708

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended February 28, 2013 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$5,908

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The

29

Notes to Financial Statements – continued

ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification

30

Notes to Financial Statements – continued

clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA purchase commitments are held at carrying amount, which approximates fair value and are categorized as Level 2 within the fair value hierarchy disclosure. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended February 28, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts

31

Notes to Financial Statements – continued

in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	2/28/13	2/29/12
Ordinary income (including any short-term capital gains)	$54,540,894	$52,285,367
Long-term capital gain	8,070,835	—
Total distributions	$62,611,729	$52,285,367

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 2/28/13
Cost of investments	$2,458,003,349
Gross appreciation	73,284,093
Gross depreciation	(7,459,393)
Net unrealized appreciation (depreciation)	$65,824,700
Undistributed ordinary income	9,876,951
Post-October capital loss deferral	(2,988,073)
Other temporary differences	(4,929,497)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A

32

Notes to Financial Statements – continued

shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 2/28/13 (i)	Year ended 2/29/12	Year ended 2/28/13 (i)	Year ended 2/29/12
Class A	$23,727,857	$26,706,371	$4,419,398	$—
Class B	827,611	1,008,331	216,076	—
Class C	1,965,696	2,234,815	520,156	—
Class I	6,811,018	14,786,741	2,769,801	—
Class R1	129,706	151,598	33,904	—
Class R2	3,957,416	3,778,589	801,446	—
Class R3	2,789,529	2,448,948	516,221	—
Class R4	1,489,916	1,169,974	244,415	—
Class R5	11,391,563	—	—	—
Total	$53,090,312	$52,285,367	$9,521,417	$—

(i)	For Class R5, the period is from inception, July 2, 2012, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $352,321 for the year ended February 28, 2013, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$2,351,826
Class B	0.75%	0.25%	1.00%	1.00%	469,783
Class C	0.75%	0.25%	1.00%	1.00%	1,114,969
Class R1	0.75%	0.25%	1.00%	1.00%	73,399
Class R2	0.25%	0.25%	0.50%	0.50%	873,060
Class R3	—	0.25%	0.25%	0.25%	277,090
Total Distribution and Service Fees					$5,160,127

33

Notes to Financial Statements – continued

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 28, 2013 based on each class’s average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended February 28, 2013, were as follows:

Amount
Class A	$62,265
Class B	78,082
Class C	20,446

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended February 28, 2013, the fee was $570,571, which equated to 0.0272% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended February 28, 2013, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,934,370.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended February 28, 2013, these costs for the fund amounted to $569,141 and are reflected in the “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended February 28, 2013 was equivalent to an annual effective rate of 0.0142% of the fund’s average daily net assets.

34

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $2,978 and the Retirement Deferral plan resulted in an expense of $463. Both amounts are included in independent Trustees’ compensation for the year ended February 28, 2013. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $62,833 at February 28, 2013, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended February 28, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $16,752 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $6,926, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

35

Notes to Financial Statements – continued

On June 29, 2012, MFS purchased 9,497 shares of class R5 for an aggregate amount of $100,000.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$1,907,217,957	$1,581,478,626
Investments (non-U.S. Government securities)	$91,344,119	$69,583,156

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 2/28/13 (i)		Year ended 2/29/12
	Shares	Amount	Shares	Amount
Shares sold
Class A	19,324,791	$203,271,251	25,550,792	$266,477,303
Class B	1,107,143	11,637,204	1,140,672	11,895,317
Class C	2,965,801	31,274,468	3,801,616	39,819,353
Class I	7,517,986	79,192,395	14,668,623	152,989,083
Class R1	187,327	1,967,965	315,425	3,287,027
Class R2	4,803,800	50,439,705	7,049,493	73,270,147
Class R3	3,674,269	38,608,698	5,732,513	59,767,495
Class R4	5,137,378	53,893,566	3,870,673	40,296,186
Class R5	68,774,393	725,004,633	—	—
	113,492,888	$1,195,289,885	62,129,807	$647,801,911

Shares issued to shareholders in reinvestment of distributions
Class A	1,947,717	$20,509,344	1,849,457	$19,243,720
Class B	87,264	917,581	80,675	837,638
Class C	172,413	1,819,446	139,019	1,449,343
Class I	808,136	8,518,305	1,366,817	14,226,652
Class R1	15,504	163,124	14,495	150,646
Class R2	420,973	4,427,835	329,937	3,433,554
Class R3	313,790	3,302,614	234,603	2,444,983
Class R4	136,578	1,436,753	100,109	1,044,017
Class R5	1,085,283	11,391,532	—	—
	4,987,658	$52,486,534	4,115,112	$42,830,553

36

Notes to Financial Statements – continued

	Year ended 2/28/13 (i)		Year ended 2/29/12
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(32,984,988)	$(346,824,129)	(24,703,093)	$(256,721,654)
Class B	(1,389,242)	(14,570,937)	(2,090,450)	(21,594,046)
Class C	(4,121,907)	(43,376,063)	(4,221,833)	(43,755,041)
Class I	(57,786,744)	(610,566,814)	(5,608,475)	(58,567,892)
Class R1	(313,640)	(3,295,793)	(293,501)	(3,037,095)
Class R2	(5,296,892)	(55,615,422)	(3,581,347)	(37,219,533)
Class R3	(4,107,019)	(43,124,948)	(2,815,966)	(29,235,485)
Class R4	(3,381,281)	(35,521,097)	(1,743,740)	(18,098,683)
Class R5	(516,708)	(5,481,403)	—	—
	(109,898,421)	$(1,158,376,606)	(45,058,405)	$(468,229,429)

Net change
Class A	(11,712,480)	$(123,043,534)	2,697,156	$28,999,369
Class B	(194,835)	(2,016,152)	(869,103)	(8,861,091)
Class C	(983,693)	(10,282,149)	(281,198)	(2,486,345)
Class I	(49,460,622)	(522,856,114)	10,426,965	108,647,843
Class R1	(110,809)	(1,164,704)	36,419	400,578
Class R2	(72,119)	(747,882)	3,798,083	39,484,168
Class R3	(118,960)	(1,213,636)	3,151,150	32,976,993
Class R4	1,892,675	19,809,222	2,227,042	23,241,520
Class R5	69,342,968	730,914,762	—	—
	8,582,125	$89,399,813	21,186,514	$222,403,035

(i)	For Class R5, the period is from inception, July 2, 2012, through the stated period end.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2020 Fund, and the MFS Lifetime Retirement Income Fund were the owners of record of approximately 20%, 11%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2010 Fund, the MFS Lifetime 2015 Fund, and the MFS Lifetime 2025 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements

37

Notes to Financial Statements – continued

with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended February 28, 2013, the fund’s commitment fee and interest expense were $13,383 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	116,572,471	846,671,072	(489,515,598)	473,727,945

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$339,340	$473,727,945

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of MFS Government Securities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Government Securities Fund (the “Fund”) as of February 28, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Government Securities Fund as of February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

April 12, 2013

39

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of April 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

43

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager
Geoffrey Schechter

44

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $11,890,000 as capital gain dividends paid during the fiscal year.

45

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

46

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

47

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

February 28, 2013

MFS® NEW DISCOVERY VALUE FUND

NDV-ANN

MFS® NEW DISCOVERY VALUE FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

Global financial markets began 2013 with greater optimism. U.S. and Asian economic trends have turned more positive. Europe continues to struggle through its economic slump. However, even there, sentiment has improved. The U.S. Congress averted its year-end fiscal cliff, but a degree of uncertainty remains regarding upcoming negotiations over spending cuts and the debt ceiling. The U.S. Federal Reserve Board is continuing its accommodative monetary easing, while the U.S. housing and job markets have made steady gains. Corporate profits have been resilient, and investors have demonstrated increased tolerance for risk.

Overseas, the eurozone remains in a broad contraction, with economic output receding in France as well as Italy and Spain.

However, large-scale early repayments of European Central Bank loans by banks and Germany’s strong rebound in manufacturing activity are encouraging signs. In Asia, both China and Japan appear to be in the early stages of a turnaround. China’s economic activity has picked up from last year’s relative slowdown, and Japan’s sharp devaluation of the yen, an important anti-deflationary measure, seems to be having its desired impact: Japanese stocks have soared, corporate profits are rising and confidence is returning among consumers, businesses and investors.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We also remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

April 12, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
CAI International, Inc.	1.8%
Express, Inc.	1.4%
Tesco Corp.	1.4%
Hanesbrands, Inc.	1.4%
Herman Miller, Inc.	1.3%
Guess?, Inc.	1.3%
TMS International Corp., “A”	1.3%
BioMed Realty Trust, Inc., REIT	1.2%
Hanover Insurance Group, Inc.	1.2%
Huntington Bancshares, Inc.	1.2%

Equity sectors
Financial Services	25.8%
Technology	10.1%
Industrial Goods & Services	9.2%
Retailing	8.2%
Basic Materials	7.5%
Health Care	7.1%
Energy	5.4%
Utilities & Communications	4.9%
Leisure	3.8%
Special Products & Services	4.3%
Transportation	3.5%
Consumer Staples	2.3%
Autos & Housing	1.5%

Percentages are based on net assets as of 2/28/13.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended February 28, 2013, Class A shares of the MFS New Discovery Value Fund (“fund”) provided a total return of 18.04%, at net asset value. This compares with a return of 16.89% for the fund’s benchmark, the Russell 2000 Value Index.

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

Within a couple of months, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the middle of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the calendar year, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, year-end fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the U.S. budget sequester, combined with the uncertainty surrounding the Italian election results, inserted a greater degree of caution as the reporting period ended.

Contributors to Performance

Security selection in the special products & services sector was a primary factor in the fund’s outperformance relative to the Russell 2000 Value Index. Holdings of specialty insurance provider First American (b)(h) and business services company Portfolio Recovery Associates (b) strongly benefited relative performance. Shares of First American rose steadily throughout the reporting period due to increased premiums, lower personnel costs, and improved order volumes. Additionally, the stock appreciated late in the period as the company announced a fifty percent dividend increase.

Stock selection in the health care sector was another positive factor for relative performance. Holdings of health care provider Health Management Associates (b) supported relative results. Additionally, the fund’s overweight position in shares of health care solutions provider Centene contributed to relative performance as the stock outperformed the broader market. Shares of Centene appreciated during the reporting period due to increased membership from contract wins in Louisiana and Texas.

3

Management Review – continued

Management’s decision to exit the Kentucky market, prior to the end of their contract, also benefitted shares as this market had been a drag on performance.

Favorable security selection in the autos & housing sector also strengthened results relative to the benchmark. Holdings of residential home builder M/I Homes (h) and heating and air conditioning company Lennox International (b) aided relative performance. Shares of M/I Homes spiked as the company reported strong operating margins in their Homebuilding and Financial Services divisions primarily due to better-than-expected home sales volume and higher margins on loans.

Elsewhere, holdings of specialty apparel retailer American Eagle Outfitter (b)(h), clothing retailer Express (b), restaurant operator P.F. Changs (h), and financial services provider Viewpoint Financial Group (h) also helped.

Detractors from Performance

A combination of security selection and an overweight position in the energy sector detracted from relative performance. Holdings of poor-performing energy companies Lone Pine Resources  (b)(h), SM Energy (b), and WPX Energy (b) held back performance. Shares of Lone Pine Resources plummeted during the reporting period due to decreased liquid volumes, increased costs, and reduced oil production.

Stock selection and an overweight position in the basic materials sector also held back relative performance. The fund’s holdings of specialty chemicals and materials company Ferro (h) dampened relative performance as the stock underperformed the benchmark during the reporting period. Shares of Ferro declined as the company reported weak sales from their Electronic and Specialty Chemical segments. Additionally, poor earnings results from the company’s solar franchise and uncertainty surrounding the resignation of Jim Kirsch, the company’s CEO, further held back performance.

In other sectors, holdings of technology company CEVA and optical components supplier Oclaro (h) weighed on performance. The fund’s holdings of appliance company h.h.gregg  (h) and semiconductor company M/A-COM Technology Solutions Holdings also held back relative performance. Not holding shares of strong-performing loan operator Ocwen Financial was another detractor from relative performance as the stock outperformed the benchmark during the reporting period.

The fund’s cash and/or cash equivalents position weakened relative performance. The fund strives to be fully invested and only holds cash to buy new holdings and to provide liquidity during the reporting period. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Kevin Schmitz

Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any

4

Management Review – continued

time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 2/28/13

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 2/28/13

Average annual without sales charge

Share class	Class inception date	1-yr	Life (t)
A	5/26/11	18.04%	11.85%
B	5/26/11	17.24%	11.01%
C	5/26/11	17.22%	11.04%
I	5/26/11	18.35%	12.12%
R1	5/26/11	17.14%	11.02%
R2	5/26/11	17.82%	11.58%
R3	5/26/11	18.08%	11.88%
R4	5/26/11	18.36%	12.12%
R5	7/02/12	N/A	17.94%
Comparative benchmark
Russell 2000 Value Index (f)		16.89%	8.82%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		11.25%	8.16%
B With CDSC (Declining over six years from 4% to 0%) (x)		13.24%	8.91%
C With CDSC (1% for 12 months) (x)		16.22%	11.04%

Class I, R1, R2, R3, R4 and R5 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Periods less than one year are actual, not annualized.

Benchmark Definition

Russell 2000 Value Index – a market-capitalization-weighted, value-oriented index that measures the performance of small-capitalization stocks that have relatively low price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share

7

Performance Summary – continued

classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, September 1, 2012 through February 28, 2013

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2012 through February 28, 2013.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 9/01/12	Ending Account Value 2/28/13	Expenses Paid During Period (p) 9/01/12-2/28/13
A	Actual	1.38%	$1,000.00	$1,174.93	$7.44
	Hypothetical (h)	1.38%	$1,000.00	$1,017.95	$6.90
B	Actual	2.13%	$1,000.00	$1,170.40	$11.46
	Hypothetical (h)	2.13%	$1,000.00	$1,014.23	$10.64
C	Actual	2.12%	$1,000.00	$1,171.40	$11.41
	Hypothetical (h)	2.12%	$1,000.00	$1,014.28	$10.59
I	Actual	1.13%	$1,000.00	$1,176.92	$6.10
	Hypothetical (h)	1.13%	$1,000.00	$1,019.19	$5.66
R1	Actual	2.12%	$1,000.00	$1,170.59	$11.41
	Hypothetical (h)	2.12%	$1,000.00	$1,014.28	$10.59
R2	Actual	1.62%	$1,000.00	$1,173.90	$8.73
	Hypothetical (h)	1.62%	$1,000.00	$1,016.76	$8.10
R3	Actual	1.38%	$1,000.00	$1,175.32	$7.44
	Hypothetical (h)	1.38%	$1,000.00	$1,017.95	$6.90
R4	Actual	1.12%	$1,000.00	$1,175.80	$6.04
	Hypothetical (h)	1.12%	$1,000.00	$1,019.24	$5.61
R5	Actual	1.10%	$1,000.00	$1,175.95	$5.93
	Hypothetical (h)	1.10%	$1,000.00	$1,019.34	$5.51

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Changes Impacting the Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios would have been 1.45%, 2.20%, 2.20%, 1.20%, 2.20%, 1.70%, 1.45%, 1.20%, and 1.20%, for Classes A, B, C, I, R1, R2, R3, R4, and R5, respectively; the actual expenses paid during the period would have been approximately $7.82, $11.84, $11.85, $6.48, $11.84, $9.16, $7.82, $6.47, and $6.47 for Classes A, B, C, I, R1, R2, R3, R4, and R5, respectively; and the hypothetical expenses paid during the period would have been approximately $7.25, $10.99, $10.99, $6.01, $10.99, $8.50, $7.25, $6.01, and $6.01 for Classes A, B, C, I, R1, R2, R3, R4, and R5, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

10

PORTFOLIO OF INVESTMENTS

2/28/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 93.6%
Issuer	Shares/Par	Value ($)
Aerospace - 0.7%
Kaman Corp.	42,990	$1,500,351

Apparel Manufacturers - 2.6%
Guess?, Inc.	99,610	$2,758,201
Hanesbrands, Inc. (a)	72,777	2,884,880

		$5,643,081
Broadcasting - 0.6%
Stroer Out-of-Home Media AG (a)	122,900	$1,361,275

Brokerage & Asset Managers - 2.9%
FXCM, Inc., “A”	179,700	$2,363,055
GFI Group, Inc.	426,684	1,497,661
NASDAQ OMX Group, Inc.	72,623	2,299,244

		$6,159,960
Business Services - 3.3%
G&K Services, Inc.	47,679	$1,986,784
Global Payments, Inc.	45,030	2,170,896
Performant Financial Corp. (a)	140,240	1,858,180
Portfolio Recovery Associates, Inc. (a)	8,880	1,038,294

		$7,054,154
Computer Software - 1.1%
OBIC Co. Ltd.	11,540	$2,445,200

Computer Software - Systems - 2.2%
Ingram Micro, Inc., “A” (a)	131,159	$2,473,659
NICE Systems Ltd., ADR (a)	62,379	2,202,602

		$4,676,261
Construction - 1.5%
Beacon Roofing Supply, Inc. (a)	25,107	$926,448
Lennox International, Inc.	37,332	2,205,201

		$3,131,649
Consumer Products - 1.1%
Sensient Technologies Corp.	62,560	$2,309,090

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Services - 1.0%
Grand Canyon Education, Inc. (a)	43,710	$1,046,855
H&R Block, Inc.	41,865	1,040,764

		$2,087,619
Containers - 1.6%
Greif, Inc., “A”	50,046	$2,545,840
Packaging Corp. of America	22,220	928,352

		$3,474,192
Electronics - 6.8%
CEVA, Inc. (a)	68,130	$1,030,807
Entegris, Inc. (a)	135,610	1,289,651
Entropic Communications, Inc. (a)	288,778	1,273,511
Lattice Semiconductor Corp. (a)	264,910	1,239,779
M/A-COM Technology Solutions Holdings, Inc. (a)	144,440	2,339,928
MaxLinear, Inc., “A” (a)	303,937	1,787,150
Micrel, Inc.	138,120	1,453,022
MKS Instruments, Inc.	44,460	1,206,644
Ultratech, Inc. (a)	26,920	1,103,182
Veeco Instruments, Inc. (a)	53,483	1,706,643

		$14,430,317
Energy - Independent - 2.2%
SM Energy Co.	41,220	$2,385,814
Unit Corp. (a)	29,140	1,325,287
WPX Energy, Inc. (a)	64,740	918,661

		$4,629,762
Engineering - Construction - 1.0%
Foster Wheeler AG (a)	87,225	$2,098,634

Entertainment - 1.0%
Cinemark Holdings, Inc.	75,745	$2,105,711

Health Maintenance Organizations - 1.5%
Centene Corp. (a)	34,120	$1,536,082
Molina Healthcare, Inc. (a)	49,270	1,572,206

		$3,108,288
Insurance - 5.9%
Allied World Assurance Co.	24,663	$2,165,658
Aspen Insurance Holdings Ltd.	68,199	2,445,616
Everest Re Group Ltd.	20,032	2,496,187
Hanover Insurance Group, Inc.	61,060	2,606,041

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Insurance - continued
Symetra Financial Corp.	142,479	$1,876,448
Willis Group Holdings PLC	28,120	1,070,810

		$12,660,760
Leisure & Toys - 2.2%
Brunswick Corp.	63,920	$2,329,245
Callaway Golf Co.	345,601	2,322,439

		$4,651,684
Machinery & Tools - 6.5%
Columbus McKinnon Corp. (a)	123,810	$2,429,152
Douglas Dynamics, Inc.	151,735	2,157,672
EnPro Industries, Inc. (a)	36,810	1,712,769
Herman Miller, Inc.	119,085	2,858,040
Kennametal, Inc.	53,500	2,165,680
Polypore International, Inc. (a)	40,240	1,540,387
Regal Beloit Corp.	14,330	1,107,422

		$13,971,122
Major Banks - 1.2%
Huntington Bancshares, Inc.	369,090	$2,594,703

Medical & Health Technology & Services - 4.4%
Almost Family, Inc.	90,425	$1,861,851
Community Health Systems, Inc.	40,512	1,712,037
Cross Country Healthcare, Inc. (a)	343,041	1,955,334
Health Management Associates, Inc., “A” (a)	146,940	1,614,871
MEDNAX, Inc. (a)	26,410	2,261,224

		$9,405,317
Medical Equipment - 1.2%
Teleflex, Inc.	31,903	$2,550,964

Metals & Mining - 3.1%
GrafTech International Ltd. (a)	275,740	$2,037,719
Iluka Resources Ltd.	170,605	1,825,228
TMS International Corp., “A” (a)	193,890	2,671,804

		$6,534,751
Natural Gas - Distribution - 3.0%
AGL Resources, Inc.	46,867	$1,872,805
NorthWestern Corp.	53,260	2,076,075
UGI Corp.	71,341	2,555,435

		$6,504,315

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Oil Services - 3.2%
C&J Energy Services, Inc. (a)	87,970	$2,128,874
Superior Energy Services, Inc. (a)	63,170	1,670,846
Tesco Corp. (a)	234,240	2,977,190

		$6,776,910
Other Banks & Diversified Financials - 10.7%
Berkshire Hills Bancorp, Inc.	93,700	$2,276,910
Brookline Bancorp, Inc.	240,075	2,184,682
CAI International, Inc. (a)	142,510	3,933,276
CapitalSource, Inc.	231,448	2,083,032
Cathay General Bancorp, Inc.	107,736	2,099,775
First Interstate BancSystem, Inc.	105,570	1,928,764
Glacier Bancorp, Inc.	135,360	2,360,678
PrivateBancorp, Inc.	127,070	2,275,824
Regional Management Corp. (a)	88,790	1,594,668
Sandy Spring Bancorp, Inc.	108,118	2,093,164

		$22,830,773
Pollution Control - 1.0%
Progressive Waste Solutions Ltd.	105,286	$2,189,949

Railroad & Shipping - 1.0%
Diana Shipping, Inc. (a)	258,324	$2,193,171

Real Estate - 5.1%
BioMed Realty Trust, Inc., REIT	125,620	$2,653,094
Capstead Mortgage Corp., REIT	146,152	1,832,746
EPR Properties, REIT	47,328	2,309,133
Hatteras Financial Corp., REIT	69,780	1,862,428
Select Income, REIT	77,040	2,142,482

		$10,799,883
Specialty Chemicals - 2.8%
A. Schulman, Inc.	46,572	$1,460,032
Cabot Corp.	27,500	1,011,450
Koppers Holdings, Inc.	45,706	1,895,885
Tronox Ltd., “A”	78,230	1,606,844

		$5,974,211
Specialty Stores - 5.6%
ANN, Inc. (a)	73,340	$2,074,789
Children’s Place Retail Store, Inc. (a)	49,180	2,235,723
Express, Inc. (a)	165,030	3,053,055
Gordmans Stores, Inc. (a)	60,532	805,681

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Stores - continued
Kirkland’s, Inc. (a)	76,260	$887,666
rue21, Inc. (a)	50,870	1,373,490
Tilly’s, Inc. (a)	107,490	1,427,467

		$11,857,871
Tobacco - 1.2%
Schweitzer-Mauduit International, Inc.	68,180	$2,512,433

Trucking - 2.5%
Atlas Air Worldwide Holdings, Inc. (a)	44,030	$2,077,776
Celadon Group, Inc.	67,390	1,343,083
Marten Transport Ltd.	94,830	1,962,981

		$5,383,840
Utilities - Electric Power - 1.9%
El Paso Electric Co.	58,650	$1,955,977
Great Plains Energy, Inc.	96,277	2,101,727

		$4,057,704
Total Common Stocks (Identified Cost, $174,790,332)		$199,665,905

Money Market Funds - 4.6%
MFS Institutional Money Market Portfolio, 0.13%, at Cost and Net Asset Value (v)	9,711,634	$9,711,634
Total Investments (Identified Cost, $184,501,966)		$209,377,539

Other Assets, Less Liabilities - 1.8%		3,818,902
Net Assets - 100.0%		$213,196,441

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 2/28/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $174,790,332)	$199,665,905
Underlying affiliated funds, at cost and value	9,711,634
Total investments, at value (identified cost, $184,501,966)	$209,377,539
Receivables for
Investments sold	2,182,801
Fund shares sold	4,689,397
Dividends	147,706
Receivable from investment adviser	28,717
Other assets	1,482
Total assets	$216,427,642
Liabilities
Payables for
Investments purchased	$3,040,843
Fund shares reacquired	87,741
Payable to affiliates
Shareholder servicing costs	52,627
Distribution and service fees	132
Payable for independent Trustees’ compensation	13
Accrued expenses and other liabilities	49,845
Total liabilities	$3,231,201
Net assets	$213,196,441
Net assets consist of
Paid-in capital	$187,596,056
Unrealized appreciation (depreciation) on investments	24,875,573
Accumulated net realized gain (loss) on investments and foreign currency	848,288
Accumulated distributions in excess of net investment income	(123,476)
Net assets	$213,196,441
Shares of beneficial interest outstanding	18,709,661

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$4,595,714	404,070	$11.37
Class B	352,526	31,102	11.33
Class C	691,268	61,111	11.31
Class I	1,632,758	143,299	11.39
Class R1	148,160	13,070	11.34
Class R2	137,116	12,043	11.39
Class R3	215,085	18,882	11.39
Class R4	122,467	10,744	11.40
Class R5	205,301,347	18,015,340	11.40

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $12.06 [100 / 94.25 x $11.37]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 2/28/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$3,475,855
Interest	2,977
Dividends from underlying affiliated funds	12,066
Foreign taxes withheld	(10,141)
Total investment income	$3,480,757
Expenses
Management fee	$1,631,606
Distribution and service fees	15,930
Shareholder servicing costs	88,835
Administrative services fee	35,437
Independent Trustees’ compensation	5,328
Custodian fee	28,375
Shareholder communications	12,474
Audit and tax fees	41,120
Legal fees	2,143
Registration fees	111,041
Miscellaneous	16,725
Total expenses	$1,989,014
Fees paid indirectly	(11)
Reduction of expenses by investment adviser	(39,837)
Net expenses	$1,949,166
Net investment income	$1,531,591
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$10,120,875
Swap agreements	462,053
Foreign currency	2,879
Net realized gain (loss) on investments and foreign currency	$10,585,807
Change in unrealized appreciation (depreciation)
Investments	$21,108,383
Swap agreements	842
Net unrealized gain (loss) on investments	$21,109,225
Net realized and unrealized gain (loss) on investments	$31,695,032
Change in net assets from operations	$33,226,623

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Change in net assets	Year ended 2/28/13	Period ended 2/29/12 (c)
From operations
Net investment income	$1,531,591	$502,426
Net realized gain (loss) on investments and foreign currency	10,585,807	3,556,656
Net unrealized gain (loss) on investments	21,109,225	3,766,348
Change in net assets from operations	$33,226,623	$7,825,430
Distributions declared to shareholders
From net investment income	$(1,600,024)	$(604,075)
From net realized gain on investments	(10,275,610)	(232,152)
Total distributions declared to shareholders	$(11,875,634)	$(836,227)
Change in net assets from fund share transactions	$25,592,968	$159,263,281
Total change in net assets	$46,943,957	$166,252,484
Net assets
At beginning of period	166,252,484	—
At end of period (including accumulated distributions in excess of net investment income of $123,476 and $55,629, respectively)	$213,196,441	$166,252,484

(c)	For the period from the commencement of the fund’s investment operations, May 26, 2011, through the stated period end.

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended 2/28/13	Period ended 2/29/12 (c)
Net asset value, beginning of period	$10.27	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	1.69	0.30
Total from investment operations	$1.75	$0.31
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.03)
From net realized gain on investments	(0.58)	(0.01)
Total distributions declared to shareholders	$(0.65)	$(0.04)
Net asset value, end of period (x)	$11.37	$10.27
Total return (%) (r)(s)(t)(x)	18.04	3.22	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.39	1.25	(a)
Expenses after expense reductions (f)	1.34	1.25	(a)
Net investment income	0.53	0.17	(a)
Portfolio turnover	67	56	(n)
Net assets at end of period (000 omitted)	$4,596	$1,872

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Year ended 2/28/13	Period ended 2/29/12 (c)
Net asset value, beginning of period	$10.24	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.02)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	1.69	0.29
Total from investment operations	$1.67	$0.25
Less distributions declared to shareholders
From net realized gain on investments	$(0.58)	$(0.01)
Net asset value, end of period (x)	$11.33	$10.24
Total return (%) (r)(s)(t)(x)	17.24	2.56	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.14	2.01	(a)
Expenses after expense reductions (f)	2.08	2.01	(a)
Net investment loss	(0.17)	(0.57	)(a)
Portfolio turnover	67	56	(n)
Net assets at end of period (000 omitted)	$353	$200

Class C	Year ended 2/28/13	Period ended 2/29/12 (c)
Net asset value, beginning of period	$10.24	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.02)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	1.69	0.29
Total from investment operations	$1.67	$0.25
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.00	)(w)
From net realized gain on investments	(0.58)	(0.01)
Total distributions declared to shareholders	$(0.60)	$(0.01)
Net asset value, end of period (x)	$11.31	$10.24
Total return (%) (r)(s)(t)(x)	17.22	2.62	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.15	2.01	(a)
Expenses after expense reductions (f)	2.09	2.01	(a)
Net investment loss	(0.22)	(0.53	)(a)
Portfolio turnover	67	56	(n)
Net assets at end of period (000 omitted)	$691	$182

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Year ended 2/28/13		Period ended 2/29/12 (c)
Net asset value, beginning of period	$10.28		$10.00
Income (loss) from investment operations
Net investment income (d)	$0.11		$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	1.67		0.30
Total from investment operations	$1.78		$0.33
Less distributions declared to shareholders
From net investment income	$(0.09)		$(0.04)
From net realized gain on investments	(0.58)		(0.01)
Total distributions declared to shareholders	$(0.67)		$(0.05)
Net asset value, end of period (x)	$11.39		$10.28
Total return (%) (r)(s)(x)	18.35		3.39	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02		1.01	(a)
Expenses after expense reductions (f)	1.02		1.01	(a)
Net investment income	1.04		0.47	(a)
Portfolio turnover	67		56	(n)
Net assets at end of period (000 omitted)	$1,633		$163,585

Class R1	Year ended 2/28/13		Period ended 2/29/12 (c)
Net asset value, beginning of period	$10.25		$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.01)		$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	1.68		0.30
Total from investment operations	$1.67		$0.26
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$—
From net realized gain on investments	(0.58)		(0.01)
Total distributions declared to shareholders	$(0.58)		$(0.01)
Net asset value, end of period (x)	$11.34		$10.25
Total return (%) (r)(s)(x)	17.25		2.66	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.13		2.01	(a)
Expenses after expense reductions (f)	2.08		2.01	(a)
Net investment loss	(0.14)		(0.56	)(a)
Portfolio turnover	67		56	(n)
Net assets at end of period (000 omitted)	$148		$103

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Year ended 2/28/13	Period ended 2/29/12 (c)
Net asset value, beginning of period	$10.27	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments and foreign currency	1.70	0.29
Total from investment operations	$1.74	$0.29
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.01)
From net realized gain on investments	(0.58)	(0.01)
Total distributions declared to shareholders	$(0.62)	$(0.02)
Net asset value, end of period (x)	$11.39	$10.27
Total return (%) (r)(s)(x)	17.92	2.98	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.51	(a)
Expenses after expense reductions (f)	1.58	1.51	(a)
Net investment income (loss)	0.34	(0.06	)(a)
Portfolio turnover	67	56	(n)
Net assets at end of period (000 omitted)	$137	$105

Class R3	Year ended 2/28/13	Period ended 2/29/12(c)
Net asset value, beginning of period	$10.28	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	1.70	0.30
Total from investment operations	$1.75	$0.31
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.02)
From net realized gain on investments	(0.58)	(0.01)
Total distributions declared to shareholders	$(0.64)	$(0.03)
Net asset value, end of period (x)	$11.39	$10.28
Total return (%) (r)(s)(x)	18.08	3.23	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.40	1.26	(a)
Expenses after expense reductions (f)	1.34	1.26	(a)
Net investment income	0.47	0.19	(a)
Portfolio turnover	67	56	(n)
Net assets at end of period (000 omitted)	$215	$103
See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Year ended 2/28/13	Period ended 2/29/12 (c)
Net asset value, beginning of period	$10.28	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	1.70	0.30
Total from investment operations	$1.79	$0.33
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.04)
From net realized gain on investments	(0.58)	(0.01)
Total distributions declared to shareholders	$(0.67)	$(0.05)
Net asset value, end of period (x)	$11.40	$10.28
Total return (%) (r)(s)(x)	18.46	3.39	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	1.01	(a)
Expenses after expense reductions (f)	1.08	1.01	(a)
Net investment income	0.85	0.44	(a)
Portfolio turnover	67	56	(n)
Net assets at end of period (000 omitted)	$122	$103

Class R5	Period ended 2/28/13 (i)
Net asset value, beginning of period	$10.10
Income (loss) from investment operations
Net investment income (d)	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	1.71
Total from investment operations	$1.76
Less distributions declared to shareholders
From net investment income	$(0.09)
From net realized gain on investments	(0.37)
Total distributions declared to shareholders	$(0.46)
Net asset value, end of period (x)	$11.40
Total return (%) (r)(s)(x)	18.05	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	(a)
Expenses after expense reductions (f)	1.09	(a)
Net investment income	0.76	(a)
Portfolio turnover	67
Net assets at end of period (000 omitted)	$205,301

See Notes to Financial Statements

24

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, May 26, 2011, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, July 2, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net asset values which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS New Discovery Value Fund (the fund) is a series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In January 2013, the FASB issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at

26

Notes to Financial Statements – continued

amortized cost, which approximates market value. Swap agreements are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the

27

Notes to Financial Statements – continued

significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of February 28, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$187,448,480	$—	$—	$187,448,480
Japan	2,445,200	—	—	2,445,200
Israel	2,202,602	—	—	2,202,602
Greece	2,193,171	—	—	2,193,171
Canada	2,189,949	—	—	2,189,949
Australia	—	1,825,228	—	1,825,228
Germany	1,361,275	—	—	1,361,275
Mutual Funds	9,711,634	—	—	9,711,634
Total Investments	$207,552,311	$1,825,228	$—	$209,377,539

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $2,445,200 were considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund

28

Notes to Financial Statements – continued

uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were swap agreements. At February 28, 2013, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended February 28, 2013 as reported in the Statement of Operations:

Risk	Swap Agreements
Equity	$462,053

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended February 28, 2013 as reported in the Statement of Operations:

Risk	Swap Agreements
Equity	$842

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported

29

Notes to Financial Statements – continued

separately in the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Swap Agreements – The fund entered into swap agreements. A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap agreements are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund entered into total return swaps which involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. The fund may enter into total return swap agreements on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in

30

Notes to Financial Statements – continued

“Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended February 28, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

31

Notes to Financial Statements – continued

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	2/28/13	2/29/12
Ordinary income (including any short-term capital gains)	$11,875,634	$836,227

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 2/28/13
Cost of investments	$185,217,426
Gross appreciation	27,967,634
Gross depreciation	(3,807,521)
Net unrealized appreciation (depreciation)	$24,160,113
Undistributed ordinary income	1,594,533
Late year ordinary loss deferral	(154,261)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 2/28/13 (i)	Period ended 2/29/12 (c)	Year ended 2/28/13 (i)	Period ended 2/29/12 (c)
Class A	$19,095	$3,257	$158,761	$1,501
Class B	—	—	13,586	171
Class C	841	85	25,995	259
Class I	10,699	600,039	3,479,620	229,659
Class R1	21	—	6,785	140
Class R2	421	99	6,339	142
Class R3	690	230	6,208	140
Class R4	900	365	5,926	140
Class R5	1,567,357	—	6,572,390	—
Total	$1,600,024	$604,075	$10,275,610	$232,152

(c)	For the period from the commencement of the fund’s investment operations, May 26, 2011, through the stated period end.
(i)	For Class R5, the period is from inception, July 2, 2012, through the stated period end.

32

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1.5 billion of average daily net assets	0.80%
Average daily net assets in excess of $2.5 billion	0.75%

The management fee incurred for the year ended February 28, 2013 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.45%	2.20%	2.20%	1.20%	2.20%	1.70%	1.45%	1.20%	1.20%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until June 30, 2013. For the year ended February 28, 2013, this reduction amounted to $39,248 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $9,289 for the year ended February 28, 2013, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$6,978
Class B	0.75%	0.25%	1.00%	1.00%	2,375
Class C	0.75%	0.25%	1.00%	1.00%	4,536
Class R1	0.75%	0.25%	1.00%	1.00%	1,159
Class R2	0.25%	0.25%	0.50%	0.50%	568
Class R3	—	0.25%	0.25%	0.25%	314
Total Distribution and Service Fees					$15,930

33

Notes to Financial Statements – continued

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 28, 2013 based on each class’s average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD. There were no contingent deferred sales charges imposed during the year ended February 28, 2013.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended February 28, 2013, the fee was $2,440, which equated to 0.0013% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended February 28, 2013, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $5,850.

Effective January 1, 2013, the fund was added to a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), under which each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the period January 1, 2013 through February 28, 2013, these costs for the fund amounted to $80,545 and are reflected in the “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended February 28, 2013 was equivalent to an annual effective rate of 0.0195% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the

34

Notes to Financial Statements – continued

investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended February 28, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,414 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $589, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $128,149,779 and $117,370,643, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 2/28/13 (i)		Year ended 2/29/12 (c)
	Shares	Amount	Shares	Amount
Shares sold
Class A	470,145	$4,935,450	242,990	$2,247,490
Class B	17,843	185,668	19,798	194,551
Class C	46,852	480,959	25,318	245,371
Class I	1,028,623	10,375,139	17,071,139	167,710,202
Class R1	2,367	24,532	10,000	100,000
Class R2	1,180	12,039	10,154	101,250
Class R3	11,239	119,762	10,000	100,000
Class R4	—	—	10,000	100,000
Class R5	18,470,131	187,876,080	—	—
	20,048,380	$204,009,629	17,399,399	$170,798,864

35

Notes to Financial Statements – continued

	Year ended 2/28/13 (i)		Year ended 2/29/12 (c)
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	17,288	$171,856	525	$4,586
Class B	1,241	12,281	19	164
Class C	2,706	26,836	39	344
Class I	360,340	3,490,278	94,820	829,674
Class R1	687	6,806	16	140
Class R2	681	6,760	28	241
Class R3	694	6,898	42	370
Class R4	686	6,815	58	505
Class R5	808,316	8,139,747	—	—
	1,192,639	$11,868,277	95,547	$836,024

Shares reacquired
Class A	(265,719)	$(2,671,266)	(61,159)	$(615,710)
Class B	(7,507)	(73,632)	(292)	(2,440)
Class C	(6,219)	(65,424)	(7,585)	(71,813)
Class I	(17,162,199)	(173,917,452)	(1,249,424)	(11,681,644)
Class R3	(3,093)	(30,760)	—	—
Class R5	(1,263,107)	(13,526,404)	—	—
	(18,707,844)	$(190,284,938)	(1,318,460)	$(12,371,607)

Net change
Class A	221,714	$2,436,040	182,356	$1,636,366
Class B	11,577	124,317	19,525	192,275
Class C	43,339	442,371	17,772	173,902
Class I	(15,773,236)	(160,052,035)	15,916,535	156,858,232
Class R1	3,054	31,338	10,016	100,140
Class R2	1,861	18,799	10,182	101,491
Class R3	8,840	95,900	10,042	100,370
Class R4	686	6,815	10,058	100,505
Class R5	18,015,340	182,489,423	—	—
	2,533,175	$25,592,968	16,176,486	$159,263,281

(c)	For the period from the commencement of the fund’s investment operations, May 26, 2011, through the stated period end.
(i)	For Class R5, the period is from inception, July 2, 2012, through the stated period end.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, MFS Moderate Allocation Fund, MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund, MFS Lifetime 2040 Fund, and MFS Lifetime Retirement Income Fund were the owners of record of approximately 33%, 30%, 14%, 11%, 2%, 2%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the

36

Notes to Financial Statements – continued

MFS Lifetime 2010 Fund, MFS Lifetime 2015 Fund, MFS Lifetime 2025 Fund, MFS Lifetime 2035 Fund, MFS Lifetime 2045 Fund, MFS Lifetime 2050 Fund, and MFS Lifetime 2055 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended February 28, 2013, the fund’s commitment fee and interest expense were $865 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	6,717,269	54,014,183	(51,019,818)	9,711,634

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$12,066	$9,711,634

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of MFS New Discovery Value Fund:

We have audited the accompanying statement of assets and liabilities of MFS New Discovery Value Fund (the Fund), including the portfolio of investments, as of February 28, 2013, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2013, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Discovery Value Fund at February 28, 2013, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the period indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

April 12, 2013

38

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of April 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the

42

Trustees and Officers – continued

purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager
Kevin Schmitz

43

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $3,813,774 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 26.15% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

44

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

45

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

46

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CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended February 28, 2013 and February 29, 2012, respectively, audit fees billed to the Funds by Deloitte and E&Y were as follows:

	Audit Fees
Fees billed by Deloitte:	2013	2012
MFS Government Securities Fund	50,003	46,097

	Audit Fees
Fees billed by E&Y:	2013	2012
MFS Diversified Income Fund	53,118	50,377
MFS Global Real Estate Fund	43,889	42,554
MFS New Discovery Value Fund	31,900	20,800
Total	128,907	113,731

For the fiscal years ended February 28, 2013 and February 29, 2012, respectively, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
Fees billed by Deloitte:	2013	2012	2013	2012	2013	2012
To MFS Government Securities Fund	0	0	6,597	6,468	1,191	1,331

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
Fees billed by Deloitte:	2013	2012	2013	2012	2013	2012
To MFS and MFS Related Entities of MFS Government Securities Fund *	1,322,413	1,213,300	0	0	0	0

Aggregate fees for non-audit services:	2013	2012
To MFS Government Securities Fund, MFS and MFS Related Entities#	1,474,771	1,621,814

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
Fees billed by E&Y:	2013	2012	2013	2012	2013	2012
To MFS Diversified Income Fund	0	0	7,934	7,673	0	0
To MFS Global Real Estate Fund	0	0	9,746	9,450	0	0
To MFS New Discovery Value Fund	0	0	7,982	7,200	0	0
Total fees billed by E&Y To above Funds	0	0	25,662	24,323	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
Fees billed by E&Y:	2013	2012	2013	2012	2013	2012
To MFS and MFS Related Entities of MFS Diversified Income Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Global Real Estate Fund *	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS New Discovery Value Fund *	0	0	0	0	0	0

Aggregate fees for non-audit services:	2013	2012
To MFS Diversified Income Fund, MFS and MFS Related Entities#	52,934	142,673
To MFS Global Real Estate Fund, MFS and MFS Related Entities#	54,746	144,450
To MFS New Discovery Value Fund, MFS and MFS Related Entities#	52,982	142,200

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to reviews of internal controls and review of Rule 38a-1 compliance program.

[4]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this
Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XIIII

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: June 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: June 19, 2013

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: June 19, 2013

*	Print name and title of each signing officer under his or her signature.